NORTHWESTERN MUTUAL SERIES FUND, INC.

PROSPECTUS

April 30, 2007

EQUITY FUNDS

GROWTH STOCK PORTFOLIO

JANUS CAPITAL APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

CAPITAL GUARDIAN LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

T. ROWE PRICE EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

INDEX 400 STOCK PORTFOLIO

ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

INTERNATIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

MFS® RESEARCH INTERNATIONAL CORE PORTFOLIO

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

MFS® EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME FUNDS

MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

PIMCO LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

AMERICAN CENTURY INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

PIMCO MULTI-SECTOR BOND PORTFOLIO

ALLOCATION FUNDS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Northwestern Mutual Series Fund, Inc. Prospectus

INTRODUCTION

An Introduction to Northwestern Mutual Series Fund, Inc. and this Prospectus

Northwestern Mutual Series Fund, Inc. (“NMSF” or the “Fund”) is a mutual fund that offers its shares in separate investment portfolios, each of which is listed on the cover of this Prospectus (“Portfolios”). Shares of the Portfolios are offered and sold only for funding variable annuity contracts (“Annuity Contracts”) and variable life insurance policies (“Life Insurance Policies”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). The terms of the Annuity Contracts and Life Insurance Policies are described in separate offering documents for those products.

This Prospectus contains important information you should know before investing in a Portfolio. The information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

Portfolio Summaries

Each Portfolio has its own investment objective and strategies for achieving that objective. Before investing, make sure the Portfolio’s objective matches your own. A description of each Portfolio’s objective, principal investment strategies, principal risks, and fees and expenses are described under the “PORTFOLIO SUMMARIES” section of this Prospectus. Additional information about the Portfolios’ investment strategies and risks is described in the “MORE ABOUT THE PORTFOLIOS” section of this Prospectus.

Investment Adviser and Sub-Advisers

Mason Street Advisors, LLC (“MSA” or the “Adviser”) is the investment Adviser for each Portfolio. MSA has retained the following sub-advisers to assist in managing certain Portfolios (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”): AllianceBernstein L.P. (AllianceBernstein Mid Cap Value Portfolio), American Century Investment Management, Inc. (American Century Large Company Value and Inflation Protection Portfolios), Capital Guardian Trust Company (Capital Guardian Domestic Equity and Large Cap Blend Portfolios), Janus Capital Management LLC (Janus Capital Appreciation Portfolio), Massachusetts Financial Services Company (MFS® Research International Core and Emerging Markets Equity Portfolios), Pacific Investment Management Company LLC (PIMCO Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios), Templeton Investment Counsel, LLC (Franklin Templeton International Equity Portfolio) and T. Rowe Price Associates, Inc. (T. Rowe Price Equity Income and Small Cap Value Portfolios). Information about the Adviser and each Sub-Adviser can be found in “THE INVESTMENT ADVISER AND SUB-ADVISERS” section of this Prospectus.

What the Portfolios Are Not

An investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Northwestern Mutual Series Fund, Inc. Prospectus	3

Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital. Current income is a secondary objective.

The Portfolio invests primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. For this purpose, medium capitalization companies are those with a market capitalization higher than the median (i.e., 50th percentile) company in the S&P MidCap 400® Index, and large capitalization companies are those with a market capitalization above the largest stock in the bottom quartile of the S&P 500® Index. As of December 31, 2006, the median company in the S&P MidCap 400® Index had a market capitalization of $2.7 billion.

The investment process of the Adviser is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used by the Adviser in the analysis.

The Portfolio seeks to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Investment Style Risk
• Issuer Risk	• MidCap Company Risk
• Equity Securities Risk	• Active Management Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 1998 22.20%    Worst Quarter: 3rd - 2001 –14.27%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Growth Stock Portfolio
9.57%	3.46%	7.17%
S&P 500® Index(a)
15.79%	6.19%	8.42%
Russell 1000 Growth Index(b)
9.07%	2.69%	5.44%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average(c)
13.31%	5.29%	6.81%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average(c)
6.31%	2.80%	6.23%

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

(b) The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $74.031 billion; the median market capitalization was $5.561 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.177 billion.

(c) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

4	Northwestern Mutual Series Fund, Inc. Prospectus

Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.42%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.43%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

Northwestern Mutual Series Fund, Inc. Prospectus	5

Janus Capital Appreciation Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies. The Sub-Adviser applies a “bottom up” approach in choosing investments for the Portfolio. That is, the Sub-Adviser looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio’s investment policies. Although the Portfolio is diversified, the Portfolio may hold larger positions in a smaller number of companies than more diversified funds.

The Portfolio may also invest in special situations. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Active Management Risk
• Issuer Risk	• Investment Style Risk
• Equity Securities Risk • Special Situation Risk	• Small and MidCap Company Risk
• Focus Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 2004 14.23%    Worst Quarter: 2nd - 2006 –6.56%

Average Annual Total Return (for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
Janus Capital Appreciation Portfolio
4.88%	—	16.67%
S&P 500® Index(a)
15.79%	—	14.71%
Russell 1000 Growth Index(b)
9.07%	—	11.49%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average(c)
6.31%	—	—

*Commenced operations on May 1, 2003.

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index cannot be invested in directly and does not include sales charges.

(b) The Russell 1000 Growth Index measures the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $74.031 billion; the median market capitalization was $5.561 billion. The largest company in the Index had a market capitalization of $463.636 billion and a smallest of $1.177 billion.

(c) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

6	Northwestern Mutual Series Fund, Inc. Prospectus

Janus Capital Appreciation Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.79%
Distribution and service (12b-1) fees	None
Other Expenses	0.02%
Total Portfolio Operating Expenses*	0.81%

* MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.90% of the Portfolio’s average net assets until December 31, 2008. This fee waiver may be terminated at any time after December 31, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$83	$259	$450	$1,002

Northwestern Mutual Series Fund, Inc. Prospectus	7

Large Cap Core Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both “growth” and “value” stocks, and may represent high quality companies across all market sectors. For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock in the bottom quartile of the S&P 500® Index ($19.9 billion as of December 31, 2006.)

The Portfolio seeks gross income of at least 75% of the dividend yield of the S&P 500® Index. However, this income level is merely a guideline, and there can be no certainty that this income level will be achieved. Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

In selecting investments, the Adviser looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries. The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500® Index. Economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500® Index, reflecting the economic outlook.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Investment Style Risk
• Issuer Risk	• Preferred Stock Risk
• Equity Securities Risk	• Active Management Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 1998 21.76%    Worst Quarter: 3rd - 2002 –18.44%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Large Cap Core Stock Portfolio
11.49%	3.10%	5.57%
S&P 500® Index(a)
15.79%	6.19%	8.42%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average(b)
13.31%	5.29%	6.81%

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

(b) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

8	Northwestern Mutual Series Fund, Inc. Prospectus

Large Cap Core Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.43%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.44%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$45	$141	$246	$555

Northwestern Mutual Series Fund, Inc. Prospectus	9

Capital Guardian Large Cap Blend Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes), in equity and equity-related securities of U.S. large capitalization companies. The Portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Portfolio’s benchmark, the S&P 500® Index. As of March 31, 2007, the market capitalization range of the S&P 500® Index was $1.49 billion to $429.57 billion. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

The Portfolio may hold ADRs and other securities of foreign issuers which are denominated in dollars, as well as warrants, rights, when-issued and partially paid securities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Foreign Securities Risk
• Issuer Risk	• Active Management Risk
• Equity Securities Risk	• ADR Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

10	Northwestern Mutual Series Fund, Inc. Prospectus

Capital Guardian Large Cap Blend Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.77%
Distribution and service (12b-1) fees	None
Other Expenses	0.16%
Total Portfolio Operating Expenses	0.93%
Fee Waiver	(0.08)%
Net Expenses**	0.85%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.85% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$87	$286

Northwestern Mutual Series Fund, Inc. Prospectus	11

Index 500 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500® Index”).

The Portfolio invests at least 80% of net assets in stocks included in the S&P 500® Index in proportion to their weighting in the index.

The S&P 500® Index is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. As of March 31, 2007, the market capitalization range of the S&P 500® Index was $1.49 billion to $429.57 billion. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio’s objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500® Index. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Portfolio’s assets may at times be invested in cash or high quality short term debt securities.

The Index 500 Stock Portfolio’s ability to match the performance of the S&P 500® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Derivatives Risk
• Issuer Risk	• Nondiversification Risk
• Equity Securities Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 1998 21.45%    Worst Quarter: 3rd - 2002 –17.16%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Index 500 Stock Portfolio
15.62%	6.05%	8.38%
S&P 500® Index(a)
15.79%	6.19%	8.42%
Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average(b)
15.38%	5.78%	8.11%

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

(b) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

12	Northwestern Mutual Series Fund, Inc. Prospectus

Index 500 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.20%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.20%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Northwestern Mutual Series Fund, Inc. Prospectus	13

American Century Large Company Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The Portfolio invests primarily in larger companies. Accordingly, the Portfolio will normally have at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies comprising the Russell 1000 Value Index. As of March 31, 2007, the largest company in the Russell 1000 Value Index had an approximate market capitalization of $432.25 billion and the smallest company in the Index had an approximate market capitalization of $1.17 billion.

The Sub-Adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The Sub-Adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Adviser attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Sub-Adviser believes more accurately reflects the fair value of the company. The Sub-Adviser may sell stocks from the Portfolio’s portfolio if it believes a stock no longer meets its valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices. The Sub-Adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The Sub-Adviser may use futures and options as a way to expose the Portfolio’s cash assets to the market while maintaining liquidity. When the Sub-Adviser believes it is prudent, the Portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Active Management Risk
• Issuer Risk	• Investment Style Risk
• Equity Securities Risk	• Credit Risk
• Foreign Securities Risk	• Interest Rate Risk
• Derivatives Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

14	Northwestern Mutual Series Fund, Inc. Prospectus

American Century Large Company Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.72%
Distribution and service (12b-1) fees	None
Other Expenses**	0.16%
Total Portfolio Operating Expenses	0.88%
Fee Waiver	(0.08)%
Net Expenses***	0.80%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** Other Expenses includes fees and expenses incurred directly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”). Acquired Fund fees and expenses are estimated for the current year, based on assumptions as to the specific Acquired Funds in which the Portfolio expects to invest.

*** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.80% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$82	$270

Northwestern Mutual Series Fund, Inc. Prospectus	15

Capital Guardian Domestic Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion or more.

In selecting securities for purchase or sale, the Sub-Adviser generally attempts to keep Portfolio assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500® Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the Sub-Adviser’s analysts, management looks across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, management looks for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with its bottom-up philosophy, the weighting for any given sector reflects the Sub-Adviser’s assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk • Issuer Risk	• Small and MidCap Company Risk
• Equity Securities Risk	• Active Management Risk
• Investment Style Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 2002 11.66%    Worst Quarter: 3rd - 2002 –21.31%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
Capital Guardian Domestic Equity Portfolio
16.56%	9.27%	8.08%
S&P 500® Index(a)
15.79%	6.19%	4.78%
Russell 1000 Value Index(b)
22.25%	10.86%	9.12%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average(c)
17.30%	9.04%	—

*Commenced operations on July 31, 2001.

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

(b) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $111.895 billion; the median market capitalization was $5.22 billion. The largest company in the Index had a market capitalization of $463.636 billion and the smallest a market capitalization of $1.335 billion.

(c) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

16	Northwestern Mutual Series Fund, Inc. Prospectus

Capital Guardian Domestic Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.57%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses*	0.58%

* MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Northwestern Mutual Series Fund, Inc. Prospectus	17

T. Rowe Price Equity Income Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital and income.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends.

The Portfolio will typically employ a value approach in selecting investments. The Sub-Adviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. In selecting investments, management generally looks for companies with the following:

•	An established operating history.
•	Above-average dividend yield relative to the S&P 500®.
•	Low price/earnings ratio relative to the S&P 500®.
•	A sound balance sheet and other positive financial characteristics.
•	Low stock price relative to a company’s underlying value as measured by assets, cash flow or business franchises.

The Sub-Adviser has the discretion to purchase some securities that do not meet the Portfolio’s normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options in keeping with the Portfolio’s objectives.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Active Management Risk
• Issuer Risk	• Preferred Stock Risk
• Equity Securities Risk	• Foreign Securities Risk
• Investment Style Risk	• Derivatives Risk
• Special Situation Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 2003 12.91%    Worst Quarter: 1st - 2005 –0.67%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
T. Rowe Price Equity Income Portfolio
19.15%	—	16.80%
S&P 500® Index(a)
15.79%	—	14.71%
Russell 1000 Value Index(b)
22.25%	—	19.36%
Lipper Variable Insurance Products (VIP) Equity Income Funds Average(c)
18.19%	—	—

*Commenced operations on May 1, 2003.

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

(b) The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of the companies in the index was $111.895 billion; the median market capitalization was $5.22 billion. The largest company in the index had a market capitalization of $463.636 billion and the smallest, a market capitalization of $1.335 billion.

(c) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

18	Northwestern Mutual Series Fund, Inc. Prospectus

T. Rowe Price Equity Income Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.65%
Distribution and service (12b-1) fees	None
Other Expenses	0.02%
Total Portfolio Operating Expenses*	0.67%

* MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 0.75% of the Portfolio’s average net assets until December 31, 2008. This fee waiver may be terminated at any time after December 31, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Northwestern Mutual Series Fund, Inc. Prospectus	19

Mid Cap Growth Stock Portfolio – Summary

(formerly named Aggressive Growth Stock Portfolio)

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-sized companies. The Portfolio selects companies for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

For purposes of the Portfolio’s investment strategy, mid-sized companies are those with market capitalizations that fall within the range of the Russell Midcap® Growth Index at the time of purchase (as of December 31, 2006, from approximately $1.77 billion to $21.427 billion).

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Investment Style Risk
• Issuer Risk	• MidCap Company Risk
• Equity Securities Risk	• Active Management Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 33.86%    Worst Quarter: 3rd - 2001 –23.85%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Mid Cap Growth Stock Portfolio
4.40%	4.47%	6.43%
S&P MidCap 400® Index (a)
10.32%	10.89%	13.47%
Russell MidCap® Growth Index(b)
10.66%	8.22%	8.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average(c)
8.66%	6.26%	8.40%

(a) The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2006, the 400 companies in the composite had a median market capitalization of $2.7 billion and total market value of $1.2 trillion. The MidCap 400 represents approximately 5.5% of the market value of Compustat’s database of over 9,600 equities.

(b) The Russell Midcap® Growth Index measures the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. As of December 31, 2006, the average market capitalization of the Russell Midcap® Growth Index was approximately $8.409 billion; the median market capitalization was approximately $4.269 billion. The largest company in the Index had an approximate market capitalization of $21.427 billion and the smallest of $1.77 billion.

(c) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

20	Northwestern Mutual Series Fund, Inc. Prospectus

Mid Cap Growth Stock Portfolio – Summary

(formerly named Aggressive Growth Stock Portfolio)

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.52%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.52%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$167	$291	$653

Northwestern Mutual Series Fund, Inc. Prospectus	21

Index 400 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400® Stock Price Index (“S&P MidCap 400® Index”).

The Portfolio invests at least 80% of net assets in stocks included in the S&P MidCap 400® Index in proportion to their weighting in the index.

The S&P MidCap 400® Index is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. Most of the companies in the S&P MidCap 400® Index have a market value in the range of $750 million to $5 billion. A few are smaller and a few are larger. The Index 400 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio’s objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400® Index. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Portfolio’s assets may at times be invested in cash or high quality short-term debt securities.

The Index 400 Stock Portfolio’s ability to match the performance of the S&P MidCap 400® Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk • Issuer Risk	• Small and MidCap Company Risk
• Equity Securities Risk	• Nondiversification Risk
• Derivatives Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 2001 18.11%    Worst Quarter: 3rd - 2001 –16.45%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
Index 400 Stock Portfolio
10.04%	10.65%	10.69%
S&P MidCap 400® Index(a)
10.32%	10.89%	10.98%
Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average(b)
12.84%	11.12%	—

*Commenced operations on April 30, 1999.

(a) The Standard & Poor’s MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2006, the 400 companies in the composite had a median market capitalization of $2.7 billion and total market value of $1.2 trillion. The MidCap 400 represents approximately 5.5% of the market value of Compustat’s database of over 9,600 equities.

(b) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

22	Northwestern Mutual Series Fund, Inc. Prospectus

Index 400 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.25%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.26%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Northwestern Mutual Series Fund, Inc. Prospectus	23

AllianceBernstein Mid Cap Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term capital growth. Current income is a secondary objective.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities with market capitalizations between $1.0 billion and $10 billion. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined by Portfolio’s Sub-Adviser to be undervalued.

In managing the Portfolio, the Sub-Adviser uses its own fundamental value approach. In selecting securities for the Portfolio, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk • Issuer Risk	• Small and MidCap Company Risk
• Equity Securities Risk	• Active Management Risk
• Investment Style Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 2003 16.80%    Worst Quarter: 1st - 2005 –2.27%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
AllianceBernstein Mid Cap Value Portfolio
14.49%	—	19.25%
Russell 2500 Index(a)
16.17%	—	21.95%
Russell 2500 Value Index(b)
20.18%	—	23.97%
Russell MidCap Value Index(c)
20.22%	—	24.57%
Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average(d)
14.39%	—	—

*Commenced operations on May 1, 2003.

(a) The Russell 2500 Index represents approximately 20% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $1.09 billion; the median market capitalization was approximately $814.6 million. The largest company in the Index had an approximate market capitalization of $4.9 billion.

(b) The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of the companies in the Russell 2500 Value Index was $2.521 billion; the median market capitalization was $869 million. The largest company in the Index had a market capitalization of $7.316 billion and the smallest a market capitalization of $92 million.

(c) The Russell Midcap Value Index measures the performance of the Russell Midcap companies with lower price-to-book and lower forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. As of December 31, 2006, the average market capitalization of the Russell Midcap Growth Index was approximately $8.507 billion; the median market capitalization was approximately $4.276 billion. The largest company in the Index had an approximate market capitalization of $19.197 billion and a smallest of $1.335 billion.

(d) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

24	Northwestern Mutual Series Fund, Inc. Prospectus

AllianceBernstein Mid Cap Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.85%
Distribution and service (12b-1) fees	None
Other Expenses	0.02%
Total Portfolio Operating Expenses*	0.87%

* MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio to an annual rate of 1.00% of the Portfolio’s average net assets until December 31, 2008. This fee waiver may be terminated at any time after December 31, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Northwestern Mutual Series Fund, Inc. Prospectus	25

Small Cap Growth Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of U.S. companies with market capitalizations that do not exceed the maximum market capitalizations of any security in the S&P SmallCap 600 Index at the time of purchase (as of December 31, 2006, from approximately $66 million to $3.712 billion). The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Small Cap Company Risk
• Issuer Risk	• Active Management Risk
• Equity Securities Risk	• MicroCap Company Risk
• Investment Style Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1999 45.40%    Worst Quarter: 3rd - 2001 –21.85%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
Small Cap Growth Stock Portfolio
6.68%	8.87%	15.01%
S&P SmallCap 600 Index(a)
15.12%	12.49%	12.61%
Russell 2000® Index(b)
18.37%	11.39%	9.49%
Russell 2000® Growth Index(c)
13.35%	6.93%	3.65%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average(d)
11.12%	5.75%	—

*Commenced operations on April 30, 1999.

(a) The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor’s Corporation. As of December 31, 2006, the 600 companies in the composite had a median market capitalization of $878.0 million and total market value of $615.4 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,653 equities.

(b) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $762.8 million; the median market capitalization was approximately $613.5 million. Market capitalization of companies in the Index ranged from $1.9 billion to $218.4 million.

(c) The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $1.206 billion; the median market capitalization was $643 million; and the largest company in the Index had a market capitalization of $3.045 billion and a smallest of $68 million.

(d) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

26	Northwestern Mutual Series Fund, Inc. Prospectus

Small Cap Growth Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.54%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.55%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Northwestern Mutual Series Fund, Inc. Prospectus	27

Index 600 Stock Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600 Index’s performance.

The Portfolio invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is related to the index, instead of copying the index. The Portfolio may also invest in exchange traded funds in an attempt to gain exposure to the market while awaiting the purchase of underlying securities. The Portfolio’s goal is to have investment results that correspond to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index.

The Portfolio’s investments are selected based on market capitalization, industry representation and other factors. The Portfolio generally will invest in less than 600 stocks in the S&P SmallCap 600 Index. However, the Portfolio may be fully invested in all the stocks that comprise the index. At those times, the Portfolio maintains approximately the same weighting for each stock as the index does. The Portfolio may also use stock index futures as a substitute for the sale or purchase of securities. The Portfolio may invest in total return swaps.

The S&P SmallCap 600 Index is composed of 600 domestic stocks with market capitalizations ranging between approximately $66 million and $3.7 billion as of December 31, 2006, depending on index composition. The S&P adjusts each company’s stock weighting in the index by the number of shares available to public investors divided by the total shares outstanding of the company. This means that larger companies with more publicly available shares will have greater representation in the S&P SmallCap 600 index than smaller ones. The index may become less diversified if the largest companies within the index significantly increase in value relative to other companies within the index. For this reason, the Index 600 Stock Portfolio is classified as “nondiversified.”

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Derivatives Risk
• Issuer Risk • Equity Securities Risk	• Small and MidCap Company Risk
• Exchange Traded Funds Risk	• Nondiversification Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

28	Northwestern Mutual Series Fund, Inc. Prospectus

Index 600 Stock Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.25%
Distribution and service (12b-1) fees	None
Other Expenses	0.25%
Acquired Fund Fees and Expenses**	0.02%
Total Portfolio Operating Expenses	0.52%
Fee Waiver	(0.17)%
Net Expenses***	0.35%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** Fees and expenses incurred directly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”). Acquired Fund fees and expenses are estimated for the current year, based on assumptions as to the specific Acquired Funds in which the Portfolio expects to invest.

*** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.35% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$36	$140

Northwestern Mutual Series Fund, Inc. Prospectus	29

T. Rowe Price Small Cap Value Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio invests at least 80% of net assets in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P Small Cap 600 Index at the time of purchase (as of December 31, 2006, from approximately $66 million to $3.712 billion). The Portfolio may also invest in the equity securities of micro cap companies (defined as companies with stock market capitalizations less than $500 million at the time of investment).

Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The in-house research team at the Sub-Adviser seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, management generally looks for some of the following:

•	Low price/earnings, price/book value, or price/cash flow ratios relative to various benchmarks, the company’s peers, or its own historic norm.
•	Low stock price relative to a company’s underlying asset values.
•	Stock ownership by management.
•	Above average dividend yield relative to a company’s peers or its own historic norm.
•	A plan to improve the business through restructuring.
•	A sound balance sheet and other positive financial characteristics.
•	Attractive operating margins, significant cash flow generation or prospect thereof.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with the Portfolio’s objectives.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Active Management Risk
• Issuer Risk	• MicroCap Company Risk
• Equity Securities Risk	• Special Situation Risk
• Investment Style Risk	• Foreign Securities Risk
• Small and MidCap Company Risk

30	Northwestern Mutual Series Fund, Inc. Prospectus

T. Rowe Price Small Cap Value Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 17.15%    Worst Quarter: 3rd - 2002 –17.71%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
T. Rowe Price Small Cap Value Portfolio
16.55%	14.71%	13.87%
S&P SmallCap 600 Index(a)
15.12%	12.49%	11.89%
Russell 2000 Value Index(b)
23.48%	15.37%	14.83%
Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average(c)
17.31%	13.78%	—
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average(c)
15.23%	10.44%	—

*Commenced operations on July 31, 2001.

(a) The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.- based companies compiled by Standard & Poor’s Corporation. As of December 31, 2005, the 600 companies in the composite had a median market capitalization of $878.0 million and total market value of $615.4 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,653 equities.

(b) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $1.198 billion; the median market capitalization was $662 million. The largest company in the Index had a market capitalization of $3.045 billion and a smallest of $92 million.

(c) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Northwestern Mutual Series Fund, Inc. Prospectus	31

T. Rowe Price Small Cap Value Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee*	0.85%
Distribution and service (12b-1) fees	None
Other Expenses**	0.02%
Total Portfolio Operating Expenses***	0.87%

* MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.00% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

** Other Expenses includes fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more investment companies (referred to as “Acquired Funds”).

*** The Portfolio’s most recent annual report and financial highlights reflect the operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

32	Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital.

Normally, the Portfolio will invest at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares). The Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers. The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues.

The investments comprising the Portfolio will be chosen individually, reflecting the Adviser’s assessment of their attractiveness. Equities purchased will possess, in the Adviser’s judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company’s own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio’s exposure to risk, are treated primarily as by-products of the stock selection process.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Active Management Risk
• Issuer Risk	• Emerging Markets Risk
• Equity Securities Risk	• Foreign Currency Risk
• Investment Style Risk	• Foreign Securities Risk
• Small and MidCap Company Risk

Northwestern Mutual Series Fund, Inc. Prospectus	33

International Growth Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 2nd - 2003 18.77%    Worst Quarter: 3rd - 2002 –19.29%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	Since Inception*
International Growth Portfolio
21.48%	16.26%	12.84%
Morgan Stanley Capital International EAFE (Europe-Australia-Far East) Index(a)
26.86%	15.43%	12.80%
Lipper Variable Insurance Products (VIP) International Growth Funds Average(b)
24.61%	14.12%	—

*Commenced operations on July 31, 2001.

(a) The Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars.

(b) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

34	Northwestern Mutual Series Fund, Inc. Prospectus

International Growth Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.69%
Distribution and service (12b-1) fees	None
Other Expenses	0.17%
Total Portfolio Operating Expenses*	0.86%

* MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.10% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

Northwestern Mutual Series Fund, Inc. Prospectus	35

MFS® Research International Core Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to seek capital appreciation.

The Portfolio primarily invests in foreign equity securities, including emerging market equity securities.

In selecting investments for the Portfolio, the Sub-Adviser is not constrained to any particular investment style. The Sub-Adviser may invest the Portfolio’s assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. In seeking to achieve its investment objective, the Sub-Adviser may engage in active and frequent trading.

The Sub-Adviser may invest the Portfolio’s assets in companies of any size. The Sub-Adviser may also invest the Portfolio’s assets in derivatives.

A team of research analysts selects investments for the Portfolio. The Sub-Adviser allocates the Portfolio’s assets to analysts by broad market sectors.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk • Issuer Risk	• Small and MidCap Company Risk
• Equity Securities Risk	• Foreign Currency Risk
• High Portfolio Turnover Risk	• Active Management Risk
• Foreign Securities Risk	• Investment Style Risk
• Derivatives Risk	• Emerging Markets Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

36	Northwestern Mutual Series Fund, Inc. Prospectus

MFS® Research International Core Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.88%
Distribution and service (12b-1) fees	None
Other Expenses	0.42%
Total Portfolio Operating Expenses	1.30%
Fee Waiver	(0.15)%
Net Expenses**	1.15%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.15% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$117	$392

Northwestern Mutual Series Fund, Inc. Prospectus	37

Franklin Templeton International Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is long-term growth of capital. Any income realized will be incidental.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the U.S. The Portfolio has an unlimited right to purchase securities in any foreign country, developed or undeveloped.

The Portfolio’s investments in equity securities may include small, medium, and large capitalization issues that the Portfolio’s Sub-Adviser believes are undervalued. The strategy for the Portfolio will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Sub-Adviser will focus on the market price of a company’s securities in relation to the company’s long-term earnings (typically 5 years), asset value and cash flow potential. A company’s historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Active Management Risk
• Issuer Risk	• Foreign Securities Risk
• Equity Securities Risk	• Emerging Markets Risk
• Investment Style Risk	• Foreign Currency Risk
• Small and MidCap Company Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 2nd - 2003 22.09%    Worst Quarter: 3rd - 2002 –20.27%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Franklin Templeton International Equity Portfolio
30.90%	15.11%	9.57%
Morgan Stanley Capital International EAFE (Europe-Australia-Far East) Index(a)
26.86%	15.43%	8.06%
Lipper Variable Insurance Products (VIP) International Value Funds Average(b)
26.89%	16.13%	9.59%

(a) The Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars.

(b) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

38	Northwestern Mutual Series Fund, Inc. Prospectus

Franklin Templeton International Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.66%
Distribution and service (12b-1) fees	None
Other Expenses	0.05%
Total Portfolio Operating Expenses	0.71%
Management Fee Waiver*	(0.01)%
Net Expenses*	0.70%

* MSA has agreed to waive its management fee effective November 15, 2006, such that its management fee is 0.80% on the Portfolio’s first $50 million of assets, 0.60% on Portfolio assets from $50 million to $1 billion, 0.58% on assets from $1 billion to $1.5 billion, and 0.51% on Portfolio assets in excess of $1.5 billion (the latter waiver was added effective December 12, 2006). MSA’s fee waiver agreement extends at least until April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$226	$394	$881

Northwestern Mutual Series Fund, Inc. Prospectus	39

MFS® Emerging Markets Equity Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek capital appreciation.

Normally, the Portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of issuers that are tied economically to emerging market countries. Such equity instruments could include common stocks, preferred stocks, securities convertible into stock and depository receipts for those securities. Emerging market countries may include countries determined by the Portfolio’s Adviser and Sub-Adviser to have emerging market economies, taking into account a number of factors, including whether a particular country has a low to middle economy according to the International Bank for Reconstruction and Development (the World Bank), the country’s foreign currency debt rating, its political and economic stability, and the development of its financial and capital markets.

Currently, such countries are located in Latin America, South America, Asia, Africa, the Middle East, and the developing countries of Europe, primarily Eastern Europe. In seeking to achieve its investment objective, the Sub-Adviser may engage in active and frequent trading.

The Portfolio may invest in companies of any size. Although the Portfolio will be diversified, the Portfolio may invest a relatively high percentage of its assets in a single issuer or a small number of issuers. The Portfolio may also invest in derivatives.

The Sub-Adviser uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Derivatives Risk
• Issuer Risk	• Active Management Risk
• Equity Securities Risk	• Geographic Concentration Risk
• Foreign Securities Risk	• High Portfolio Turnover Risk
• Emerging Markets Risk	• Foreign Currency Risk
• Focus Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

40	Northwestern Mutual Series Fund, Inc. Prospectus

MFS® Emerging Markets Equity Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	1.14%
Distribution and service (12b-1) fees	None
Other Expenses	0.41%
Total Portfolio Operating Expenses	1.55%
Fee Waiver	(0.05)%
Net Expenses**	1.50%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$153	$483

Northwestern Mutual Series Fund, Inc. Prospectus	41

Money Market Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

The Portfolio invests only in high-quality, short term money market instruments that present minimal credit risks, as determined by management. The Portfolio seeks to achieve its investment objective by investing at least 95% of total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may invest only in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

The Portfolio primarily invests in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

The Portfolio attempts to maximize its return by trading to take advantage of changing money market conditions and trends. The Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions.

Because the Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase, the level of purchases will be relatively high. However, as transaction costs on Portfolio investments are generally not substantial, the high level of purchases is not expected to adversely affect the Portfolio’s NAV or net income.

An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Interest Rate Risk
• Issuer Risk	• Inflation Risk
• Credit Risk

42	Northwestern Mutual Series Fund, Inc. Prospectus

Money Market Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 4th - 2000 1.66%    Worst Quarter: 1st - 2004 0.28%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Money Market Portfolio
4.86%	2.42%	3.82%
Lipper Variable Insurance Products (VIP) Money Market Funds Average(a)
4.54%	1.99%	3.50%

Total returns reflect the effect of a management fee waiver in effect from December 2, 2002, through December 31, 2004, the date on which it ended. Absent the fee waiver, returns would have been less. For the seven-day period ended March 31, 2007, the Money Market Portfolio’s yield was 5.05% and was equivalent to a compound effective yield of 5.17%.

(a) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Northwestern Mutual Series Fund, Inc. Prospectus	43

Short-Term Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The primary investment objective of the Portfolio is to provide as high a level of current income as is consistent with prudent investment risk.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated “investment grade” by at least one qualified rating agency (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s Adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U.S. currency denominated foreign securities, including depository receipts issued by U.S. banks (ADRs) and depository shares issued by U.S. broker-dealers (American Depository Shares). Under normal market conditions, the Portfolio attempts to maintain a duration (the Portfolio’s sensitivity to changes in interest rates) of between one and three years. The Portfolio may invest in mortgage- and asset-backed securities.

In selecting securities for the Portfolio, the Adviser develops an outlook for interest rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The Adviser uses both a top-down and bottom-up investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation by the Adviser of the overall economic environment and its potential impact on the level and direction of interest rates. The Adviser then identifies sectors it believes have the best potential for performance based on economic and business cycles. The bottom-up investment approach focuses on fundamental research of issuers to identify issuers that appear to have strong relative credit quality, solid balance sheets, improving company specific fundamentals and free cash flows. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the economy, the financial markets and other factors.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Credit Risk	• Market Risk
• Interest Rate Risk • High Yield Debt Risk	• Mortgage- and Asset Backed Securities Risk
• Foreign Securities Risk	• Derivatives Risk
• Foreign Currency Risk	• Issuer Risk
• Active Management Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

44	Northwestern Mutual Series Fund, Inc. Prospectus

Short-Term Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.35%
Distribution and service (12b-1) fees	None
Other Expenses	0.10%
Total Portfolio Operating Expenses**	0.45%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.45% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$46	$144

Northwestern Mutual Series Fund, Inc. Prospectus	45

Select Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The primary investment objective of the Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.

Total return consists of current income, including interest and discount accruals, and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by at least one NRSRO (e.g., BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. The Portfolio may invest up to 20% of net assets in non-investment grade, high yield/high-risk bonds. Also, the Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares). The Portfolio may invest in mortgage- and asset-backed securities.

In selecting securities for the Portfolio, the Adviser develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio’s assets committed to investments in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Adviser’s outlook for the economy, the financial markets and other factors.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Active Management Risk
• Issuer Risk	• Foreign Securities Risk
• Credit Risk	• Foreign Currency Risk
• Interest Rate Risk	• High Portfolio Turnover Risk
• High Yield Debt Risk	• Mortgage- and Asset-Backed Securities Risk
• Derivatives Risk

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 3rd - 2002 6.76%    Worst Quarter: 2nd - 2004 –3.16%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Select Bond Portfolio
3.74%	5.60%	6.36%
Citigroup U.S. Broad Investment Grade Bond Index(a)
4.33%	5.10%	6.26%
Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average(b)
4.22%	4.87%	5.76%

(a) The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

(b) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

46	Northwestern Mutual Series Fund, Inc. Prospectus

Select Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Northwestern Mutual Series Fund, Inc. Prospectus	47

Pimco Long-Term U.S. Government Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”). Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, subject to the quality restrictions described below. The Portfolio may also obtain exposure to U.S. Government Securities through the use of futures contracts (including related options) with respect to such securities, and options on such securities, when the Sub-Adviser deems it appropriate to do so. The Portfolio will normally have a minimum average portfolio duration of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio is expected to be more than ten years.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures, contracts or swap agreements, or in mortgage-backed securities such as those issued by Ginnie Mae, Fannie Mae and Freddie Mac. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s or by S&P, or, if unrated, determined by the Sub-Adviser to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s or S&P, and may only invest up to 25% of its total assets in securities rated Aa by Moody’s or AA by S&P.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Credit Risk	• Issuer Risk
• Interest Rate Risk • Derivatives Risk	• Mortgage- and Asset-Backed Securities Risk
• Market Risk	• Leverage Risk
• High Portfolio Turnover Risk	• Active Management Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

48	Northwestern Mutual Series Fund, Inc. Prospectus

Pimco Long-Term U.S. Government Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.56%
Distribution and service (12b-1) fees	None
Other Expenses	0.32%
Total Portfolio Operating Expenses(a)	0.88%
Fee Waiver	(0.16)%
Net Expenses**(a)	0.72%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

(a) Includes estimated interest expense of 0.07% which is not subject to the expense limitation agreement.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$74	$259

Northwestern Mutual Series Fund, Inc. Prospectus	49

American Century Inflation Protection Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to pursue total return using a strategy that seeks to protect against U.S. inflation.

The Portfolio invests substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets (plus any borrowings for investment purposes) in inflation-linked debt securities. These securities include inflation-linked U.S. Treasury Securities, inflation-linked securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-linked securities issued by other entities such as domestic and foreign corporations and governments. Inflation-linked securities are designed to protect the future purchasing power of the money invested in them. The Portfolio also may invest in fixed-income securities that are not linked to inflation, including mortgage- and asset-backed securities. The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high-yield securities (so called “junk bonds”).

Securities issued by the U.S. Treasury and certain U.S. government agencies, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government. Securities issued by other U.S. government agencies, such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and the Federal Home Loan Bank (“FHLB”) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, these agencies are authorized to borrow from the U.S. Treasury to meet their obligations. Inflation-indexed securities issued by non-U.S. government entities are backed only by the credit of the issuer.

The Sub-Adviser is not limited to a specific weighted average maturity range. However, the Sub-Adviser monitors the Portfolio’s weighed average maturity and seeks to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors.

The Portfolio also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), provided that such instruments are in keeping with the Portfolio’s investment objective. The Portfolio may purchase securities in a number of different ways to seek higher rates of return.

The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio may hedge some or all of its foreign currency to reduce the risk of loss due to fluctuations in the currency exchange rates, though there is no assurance that it will do so or, if it does, whether it will achieve its desired result.

Due to Internal Revenue Code provisions governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity, such as the U.S. Treasury. Because the number of inflation-linked debt securities issued by other entities is limited, the Portfolio may have a substantial position in non-inflation-linked securities. To the extent that this is the case, that portion of the Portfolio will not be automatically protected from inflation.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• Foreign Securities Risk
• Issuer Risk	• Foreign Currency Risk
• Credit Risk	• Active Management Risk
• Interest Rate Risk • High Yield Debt Risk	• Mortgage- and Asset-Backed Securities Risk
• Derivatives Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

50	Northwestern Mutual Series Fund, Inc. Prospectus

American Century Inflation Protection Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.58%
Distribution and service (12b-1) fees	None
Other Expenses	0.21%
Total Portfolio Operating Expenses	0.79%
Fee Waiver	(0.14)%
Net Expenses**	0.65%

*The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

**MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.65% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$66	$233

Northwestern Mutual Series Fund, Inc. Prospectus	51

High Yield Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to achieve high current income and capital appreciation.

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) (e.g., BB+ or lower by Standard & Poor’s or Ba1 or lower by Moody’s), or, if unrated, determined by the Portfolio’s adviser to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by the Adviser to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market.

The Portfolio may invest up to 30% of net assets in foreign securities, consistent with its investment objective, including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and (ii) U. S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares).

The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers.

The primary investment strategy of the Portfolio is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. The success of this strategy depends on the manager’s analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the Portfolio, the Adviser will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the Adviser’s evaluation of credit and market risk in relationship to the expected rate of return.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk	• High Yield Debt Risk
• Issuer Risk	• Active Management Risk
• Credit Risk	• Foreign Securities Risk
• Interest Rate Risk	• Foreign Currency Risk

52	Northwestern Mutual Series Fund, Inc. Prospectus

High Yield Bond Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Return

Best Quarter: 2nd - 2003 9.59%    Worst Quarter: 3rd - 1998 –10.69%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
High Yield Bond Portfolio
9.77%	9.48%	5.96%
Citigroup High Yield Cash Pay Index(a)
11.71%	10.14%	7.03%
Lehman Brothers High Yield Intermediate Market Index(b)
11.41%	9.76%	6.08%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average(c)
9.96%	8.99%	5.51%

(a) The Citigroup High Yield Cash Pay Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

(b) The Lehman Brothers High Yield Intermediate Market Index covers the universe of fixed rate, non-investment grade debt, Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures and 144As are also included.

(c) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.46%
Distribution and service (12b-1) fees	None
Other Expenses	0.01%
Total Portfolio Operating Expenses	0.47%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Northwestern Mutual Series Fund, Inc. Prospectus	53

Pimco Multi-Sector Bond Portfolio – Summary

OBJECTIVE AND STRATEGY

The Portfolio’s investment objective is to seek maximum total return, consistent with prudent investment management.

Normally, the Portfolio seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income instruments of varying maturities. Fixed Income Instruments include the securities described under “MORE ABOUT THE PORTFOLIOS—More About Securities, Investment Strategies and Techniques.” The average portfolio duration of the Portfolio normally varies within a three- to eight-year time frame based on the Sub-Adviser’s forecast for interest rates.

The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or by S&P or, if unrated, determined by the Portfolio’s Sub-Adviser to be of comparable quality (so called “junk bonds”). The Portfolio may also invest in securities denominated in foreign currencies and U.S.-dollar-denominated securities of foreign issuers. The Portfolio may have foreign currency exposure (from non-U.S. dollar denominated securities or currencies) up to 100% of its total assets. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decrease in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, the Sub-Adviser develops an outlook for interest rates, foreign currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Sub-Adviser’s outlook for the U.S. and foreign economies, the financial markets and other factors.

The Sub-Adviser attempts to identify areas of the bond market that are undervalued relative to the rest of the market. The Sub-Adviser identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-basked and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, the Sub-Adviser will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that the Sub-Adviser’s security selection techniques will produce the desired results.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Credit Risk	• Foreign Currency Risk
• Interest Rate Risk	• Issuer Risk
• Derivatives Risk	• Active Management Risk
• Market Risk • High Yield Debt Risk	• Mortgage- and Asset-Backed Securities Risk
• Foreign Securities Risk	• Leverage Risk
• High Portfolio Turnover Risk	• Liquidity Risk • Emerging Markets Risk

PAST PERFORMANCE

No performance information is provided because the Portfolio had not begun operations as of the date of this Prospectus. Performance information will be available after the Portfolio has been in operation for one calendar year.

54	Northwestern Mutual Series Fund, Inc. Prospectus

Pimco Multi-Sector Bond Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Estimated Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*
Management Fee	0.79%
Distribution and service (12b-1) fees	None
Other Expenses	0.21%
Total Portfolio Operating Expenses	1.00%
Fee Waiver	(0.05)%
Net Expenses**	0.95%

* The Management Fee, Other Expenses and Total Operating Expenses are estimated for the current fiscal year. Other Expenses (and as a result Total Operating Expenses) may fluctuate from year to year based on the Portfolio’s investment operations and portfolio expenses.

** MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.95% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$97	$312

Northwestern Mutual Series Fund, Inc. Prospectus	55

Balanced Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.

Investing in the stock, bond and money market sectors, management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors.

The Portfolio is actively managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets according to a benchmark of 35-55% equities; 40-60% debt and 0-20% in money market instruments. However, these benchmarks are not minimum and maximum limits and the Adviser may invest a greater or lesser percentage in any component.

Equity investments will be actively managed and may consist of small, mid and large capitalization companies and foreign stocks based on the Adviser’s economic and market outlook, and its perceived opportunities in each class. Up to 25% of net assets may be invested in foreign stocks. Debt securities will generally consist primarily of investment grade debt securities with maturities exceeding one year, though the Portfolio may invest up to 20% of the Portfolio’s total net assets in non-investment grade high yield/high risk bonds. Money market instruments will consist of high-quality, short term money market instruments that present minimal credit risks, as determined by the Adviser. Up to 30% of the Portfolio’s net assets may be invested in foreign bonds. The Portfolio may also invest in total return swaps.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk • Issuer Risk • Equity Securities Risk • Mortgage- and Asset-Backed Securities Risk • Credit Risk • Derivatives Risk	• Small and MidCap Company Risk • Active Management Risk • Interest Rate Risk • High Yield Debt Risk • Foreign Securities Risk

56	Northwestern Mutual Series Fund, Inc. Prospectus

Balanced Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 4th - 1998 12.21%    Worst Quarter: 3rd - 2001 –6.88%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs	10 Yrs
Balanced Portfolio
10.42%	6.13%	7.66%
S&P 500® Index(a)
15.79%	6.19%	8.42%
Merrill Lynch 3-Month T-Bill Index(b)
4.85%	2.43%	3.80%
Citigroup U.S. Broad Investment Grade Bond Index(c)
4.33%	5.10%	6.26%
Citigroup High Yield Cash Pay Index(d)
11.71%	10.14%	7.03%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average(e)
10.88%	6.48%	7.34%

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

(b) The Merrill Lynch 91 Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month the issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closes to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected.

(c) The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

(d) The Citigroup High Yield Cash Pay Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

(e) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Northwestern Mutual Series Fund, Inc. Prospectus	57

Balanced Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.30%
Distribution and service (12b-1) fees	None
Other Expenses	0.00%
Total Portfolio Operating Expenses	0.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

58	Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

OBJECTIVE AND STRATEGY

The investment objective of the Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk.

Investing not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities, the Portfolio is actively managed to capitalize on changing financial markets and economic conditions. Under normal market conditions, the Portfolio uses a flexible policy for allocating its assets according to a benchmark of 55-75% equities, 25-45% debt and 0-15% cash or cash equivalents. The Portfolio may invest up to 50% of net assets in foreign securities (including both direct investments and depositary receipts) and up to 20% in non-investment grade debt securities (often called “junk bonds”).

The Portfolio is actively managed by maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, the Adviser may reallocate the Portfolio’s assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, the Adviser may under-allocate or over-allocate the Portfolio’s assets in a particular category. The Portfolio may engage in active trading of portfolio securities.

The equity portion of the Portfolio may be invested in any of the types of securities eligible for the other Portfolios that invest in equities. The debt portion of the Portfolio may be invested in any of the types of securities eligible for the Select Bond Portfolio or the High Yield Bond Portfolio, although debt securities purchased by the Portfolio will be primarily investment-grade debt obligations. The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker’s acceptances, certificates of deposit and time deposits. The Portfolio may invest in obligations of domestic and foreign banks and their subsidiaries and branches. Normally, the Portfolio’s investments in foreign securities will be in the range of 0-30% of net assets. The Portfolio may also invest in total return swaps.

Within the asset-allocation categories described above, the Adviser will allocate the Portfolio’s investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, the Adviser will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors. No minimum percentage has been established for any investment category.

The Portfolio is designed for investors who want their investment allocated across major asset classes in pursuit of potentially high return, but is not designed for investors who wish to have a consistent level of income.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are identified to the right. Detailed information on these and other risks of investing in the Portfolio can be found in the “MORE ABOUT THE PORTFOLIOS—More About Risks” section of this Prospectus.

• Market Risk • Issuer Risk	• Small and MidCap Company Risk
• Equity Securities Risk	• Active Management Risk
• Mortgage- and Asset-Backed Securities Risk	• Interest Rate Risk • Foreign Securities Risk
• Credit Risk	• High Yield Debt Risk
• Derivatives Risk

Northwestern Mutual Series Fund, Inc. Prospectus	59

Asset Allocation Portfolio – Summary

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with the returns of certain market indices and peer groups. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the Annuity Contract or Life Insurance Policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Annual Total Returns

Best Quarter: 2nd - 2003 10.26%    Worst Quarter: 3rd - 2002 –8.86%

Average Annual Total Return

(for periods ended December 31, 2006)

1 Yr	5 Yrs.	Since Inception*
Asset Allocation Portfolio
9.91%	6.97%	6.00%
S&P 500® Index(a)
15.79%	6.19%	4.78%
Merrill Lynch 3-Month T-Bill Index(b)
4.85%	2.43%	2.50%
Citigroup U.S. Broad Investment Grade Bond Index(c)
4.33%	5.10%	5.15%
Citigroup High Yield Cash Pay Index(d)
11.71%	10.14%	9.40%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average(e)
10.88%	6.48%	—

* Commenced operations on July 31, 2001.

(a) The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

(b) The Merrill Lynch 91 Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month the issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closes to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected.

(c) The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes institutionally traded U.S. Treasury, government sponsored (U.S. agency and supranational), mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer. The minimum amount outstanding for U.S. Treasury and government-sponsored issues is $1 billion. For mortgage issues, the minimum amount outstanding is $5 billion per coupon and $1 billion per origination year generics for entry; and $2.5 billion per coupon and $1 billion per origination year generics for exit. For credit and asset-backed issues, the entry and exit amounts are $250 million.

(d) The Citigroup High Yield Cash Pay Index captures the performance of below-investment-grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

(e) Each Lipper Variable Insurance Products (VIP) Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges, and returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

60	Northwestern Mutual Series Fund, Inc. Prospectus

Asset Allocation Portfolio – Summary

FEES AND EXPENSES

The table below describes the fees and expenses that are incurred, directly or indirectly, when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of an Annuity Contract or Life Insurance Policy. The fees and expenses shown in the table and in the Example do not reflect fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If the fees and expenses separately charged by Annuity Contracts and Life Insurance Policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee	0.53%
Distribution and service (12b-1) fees	None
Other Expenses	0.06%
Total Portfolio Operating Expenses*	0.59%

* MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2008. In addition, MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

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MORE ABOUT THE PORTFOLIOS

More About Risks

Market Risk.    The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company. The value of a security may also decline due to factors that affect a particular industry or industries. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk.    An issuer of a security purchased by a Portfolio may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Active Management Risk.    Most Portfolios (other than index funds) are actively managed by their Adviser or Sub-Adviser. The performance of a Portfolio that is actively managed will reflect in part the ability of its manager(s) to make investment decisions that are suited to achieving the Portfolio’s investment objective. If the Portfolio manager’s investment strategies do not perform as expected, the Portfolio could underperform other mutual funds with similar investment objectives or lose money.

Investment Style Risk.    Market performance tends to be cyclical, and during various cycles, the market may not favor the portion of the Portfolio that utilizes a particular style of investing, such as growth or value, and a Portfolio’s returns may vary considerably from other Portfolios or other equity funds using different investment styles. “Growth” stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. “Growth” stocks also may provide minimal dividends. “Value” stocks are typically those that the portfolio managers believe are undervalued in relation to their intrinsic values. The price of “value” stocks may turn out to have been too high, or the market may not recognize what the portfolio managers believe are their intrinsic values.

Equity Securities Risk.    Equity securities include common, preferred and convertible preferred stocks and securities, the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in decline or if overall market and economic conditions deteriorate. Even Portfolios that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

High Portfolio Turnover Risk.    Active management of a Portfolio may also result in active trading of portfolio securities, which could increase the portfolio turnover rate. A high portfolio turnover rate generally involves greater brokerage commission expenses. The portfolio turnover rate of a Portfolio may vary from year to year.

Preferred Stock Risk.    Preferred stocks often lack a fixed maturity or redemption date and are therefore more susceptible to price fluctuations when interest rates change. Preferred stocks also carry a greater risk of non-receipt of income because unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer’s board of directors before becoming payable. Claims on assets and earnings of an issuer by a preferred stockholder are subordinate to the claims of all creditors but senior to the claims of common stock holders in a liquidation or reorganization of an issuer under bankruptcy or similar laws.

Small and MidCap Company Risk.    Small and mid-cap stocks may involve greater risks of loss and price fluctuation than stocks of companies with larger capitalizations because smaller and mid-sized companies often have a more limited track record, have narrower markets for their products and services and more limited managerial and financial resources than larger, more established companies. These stocks may react differently to issuer, political, market and economic developments than stocks with larger capitalizations. Also, the trading markets for small and mid-cap stocks tend to be less liquid than securities of larger companies, which may result in difficulty buying or selling a small or mid-cap stock, especially during periods of market volatility.

MicroCap Company Risk.    Investing in micro cap stocks may involve greater risks than investing in stocks of companies with larger capitalizations because these companies often have a more limited track record, narrower markets for their products and services and more limited managerial and financial resources and face a greater risk of business failure. For these reasons, the prices of micro cap securities are typically more volatile and their markets less liquid than small, mid-and large cap stocks.

Focus Risk.    If a Portfolio invests a relatively large percentage of its assets in a single issuer or small number of

62	Northwestern Mutual Series Fund, Inc. Prospectus

issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Exchange Traded Funds Risk.    An exchange traded fund (ETF) is a type of investment company bought and sold on a securities exchange which represents a fixed portfolio of securities designed to track a particular market index. The main risk of investing in an index-based investment is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio investing in ETFs would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Nondiversification Risk.    Because the Index 400 Stock, Index 500 Stock and Index 600 Stock Portfolios, as nondiversified funds, may invest a relatively large percentage of their assets in a single issuer or small number of issuers, the Portfolio’s performance could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Special Situation Risk.    Investing in special situations involves the risk that the change or event anticipated by management might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Also, special situations have risk because they may be associated with major corporate changes and present a high degree of uncertainty as to a security’s market price.

Illiquid Securities Risk.    Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Portfolio may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Leverage Risk.    Certain transactions may give rise to a form of leverage including, among others, reverse repurchase agreements, loans of portfolios securities, and the use of derivative, when-issued, delayed delivery or forward commitment transactions. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities holdings.

Liquidity Risk.    The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. High yield securities, foreign securities and securities with small capitalizations may be more thinly traded than other securities, which normally causes them to be less liquid and more difficult for a Portfolio to buy, sell and price such securities.

ADR Risk.    ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Geographic Concentration Risk.    To the extent a Portfolio invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Inflation Risk.    Inflation risk is the risk that your investment in the Portfolio will not provide enough income to keep pace with inflation.

Credit Risk.    Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. An issuer’s failure to make principal or interest payments will typically cause the market value of the issuer’s debt securities to fall and could reduce a Portfolio’s income.

Interest Rate Risk.    When interest rates change, the value of a Portfolio’s investments may be affected because prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer term maturities or durations.

High Yield Debt Risk.    High yield debt securities or non-investment grade securities (sometimes referred to as “junk bonds”), are generally those securities rated below investment grade by at least one nationally recognized statistical rating organization and unrated securities determined by a Portfolio’s Adviser or Sub-Adviser to be of comparable quality. The historical financial condition of the issuers of these securities is usually not as strong as that of other issuers and the price of these securities is usually more volatile and more likely to react to developments affecting market and credit risk than are more highly rated securities. As a result, high yield debt securities are subject to greater levels of interest rate and credit risk and greater risk of loss of income and principal than higher rated securities. Also, the trading markets for high yield debt securities tend to be less liquid than the trading markets for more highly rated securities and a Portfolio could find it more difficult to sell such securities or only sell at prices lower than more widely traded securities.

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Mortgage- and Asset-Backed Securities Risk.    The Portfolios may invest in mortgage- and asset-backed securities. When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are pre-paid. The mortgages, which back the mortgage-backed securities purchased by a Portfolio, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying a Portfolio’s asset-backed securities. When this happens, a Portfolio will be required to purchase new securities at current rates, which will usually be lower. Because of this pre-payment risk, a Portfolio investing in mortgage- and asset-backed securities may benefit less from declining interest rates than other funds. Mortgage risk is the risk that in a period of rising interest rates, mortgage-related securities may exhibit additional volatility, which may increase the volatility of a Portfolio’s share price.

Foreign Securities Risk.

General.    A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. To the extent a Portfolio invests a significant portion of its assets in a concentrated geographic area, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

Political and Economic Risk.    Foreign investments can be subject to greater political and economic risks, including political, economic and social instability. In some countries, there is the risk that the government may take over assets or operation of the company or impose taxes or place limits on the removal of assets that would adversely affect the value of the security. The possibility of default in foreign government securities, political or social instability or diplomatic developments generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities.

Regulatory Risk.    In many countries there is less publicly available information about issuers than is available for companies in the U.S. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S., and it may be more difficult to obtain or enforce judgments against foreign entities.

Foreign Market Risk.    Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets.

Transaction Costs.    Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In addition, other costs, such as taxes and custody costs, are generally higher than for domestic transactions.

Emerging Markets Risk.    Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many developing countries are heavily dependent on international trade and can be adversely affected by trade barriers and protectionist measures, as well as the depreciation or devaluation of their currencies.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficulty to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currency Risk.    Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the

64	Northwestern Mutual Series Fund, Inc. Prospectus

U.S. or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio. Additionally, restrictions on currency trading that are imposed by foreign countries may have an adverse effect on the value of the securities of companies that trade or operate in those countries.

Derivatives Risk.    Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Examples include futures contracts, purchasing and/or writing (selling) put and call options, and interest rate, equity and other types of swaps. A Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage.

A Portfolio’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” section of the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to derivative instruments that may be used by the Portfolios.

Management Risk.    Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.    The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk.    Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk.    Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Portfolio uses derivatives for leverage, investments in that Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Portfolio will segregate, or “earmark” on its records, assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.    Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Portfolio will engage in derivatives transactions at any time or from time to time. A Portfolio’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.    Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. If the Adviser or Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. A Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Additionally, a common provision in privately negotiated derivative contracts permits the counterparty to the contract to terminate the derivative contract, if the value of a Portfolio’s total net assets declines by a specified amount over a specific time period. The decline of a Portfolio’s total net assets (which usually must be significant) could be caused by shareholder redemptions and/or a decrease in market value of its securities. The termination of the derivative contract in such an instance may adversely affect the Portfolio by increasing losses and/or costs and/or preventing the Portfolio from fully implementing its investment strategies. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Portfolio’s use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

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More About Securities, Investment Strategies and Techniques

This section provides additional information about some of the principal investments and strategies of the Portfolios described under the “PORTFOLIO SUMMARIES” section, above. It also describes characteristics of additional securities and investment techniques that may be used by the Portfolios from time to time. Most of these securities and investment techniques are discretionary, which means that the Adviser and Sub-Adviser can decide whether to use them or not. This Prospectus does not attempt to disclosure all of the various types of securities and investment techniques that may be used by the Portfolios. The Statement of Additional Information contains more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolios.

Non-Fundamental Policy.    Certain Portfolios have an investment strategy to invest at least 80% of net assets plus any borrowings for investment purposes in one or more particular types of security suggested by its name (See the “PORTFOLIO SUMMARIES” section of this Prospectus). Each such Portfolio will provide notice to its shareholders at least 60 days prior to any change to this investment policy. In addition, the investment objectives of each of the Portfolios may be changed by the Board of Directors without shareholder approval. Unless otherwise stated, all investment policies of the Portfolios may be changed by the Board of Directors without shareholder approval.

Equity Securities.    The equity portion of each Equity Portfolio may include common stocks and (other than the Index 400, Index 500 Stock and Index 600 Stock Portfolios), preferred stocks, rights, warrants, and securities convertible into common or preferred stocks. To a lesser degree, each of the Fixed Income Portfolios may invest in common and preferred stocks and warrants.

Fixed Income Securities.    Each of the Fixed Income Portfolios may invest in all types of debt investments, including:

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities;

•	U.S. Government securities including securities issued by agencies and government sponsored enterprises;

•	obligations of international agencies or supernational entities;

•	pass-through securities (including mortgage- and asset-backed securities);

•	loan participations and assignments, and dollar roll transactions;

•	indexed/structured securities (including hybrid securities, event linked bonds and trust certificates, and loan participations);

•	inflation-indexed bonds issued by both governments and corporations;

•	delayed funding loans and revolving credit facilities;

•	debt securities issued by states or local governments and their agencies, authorities, subdivisions and other government sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government sponsored entities;

•	money market instruments, such as commercial paper, time deposits, bankers’ acceptances, repurchase agreements and reverse repurchase agreements;

•

derivative instruments, such as options, futures, forwards, swap agreements and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return;

•	zero coupon, pay-in-kind, step, strip, or tender option bonds; and

•	Rule 144A securities.

To a lesser degree, each Equity Portfolio may invest in debt securities consistent with the Portfolio’s investment objective and strategy.

Duration.    Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

ADRs.    The Portfolios may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are not considered foreign securities for purposes of limitations stated herein regarding Foreign Securities except as specifically noted.

Mortgage-Related and Other Asset-Backed Securities.    Each Portfolio may invest in mortgage- and asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related

66	Northwestern Mutual Series Fund, Inc. Prospectus

securities may exposure a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payment (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. The Portfolios may invest no more than 5% of their total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

Each Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized long obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Portfolios may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments.    The Portfolios may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Variable and Floating Rate Securities.    Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. Each Portfolio may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, a Portfolio will participate in any declines interest rates as well. Each Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Bonds.    Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Emerging Market Securities.    The Portfolios may invest in securities of issuers based in countries with developing (or “emerging market”) economies. A security is economically tied to an emerging market country if it is principally traded on the country’s securities markets, or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country, or has a majority of its assets in the country. The Adviser or Sub-Adviser has broad discretion to identify and invest in countries that it considers to qualify as emerging securities markets. However, an emerging securities market is generally considered to be one located in any country that is defined as an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. In making investments in emerging market securities, the Portfolios emphasize those countries with relatively low gross national product per capita and with the potential for rapid economic growth. The Adviser or Sub-Adviser will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Derivatives.    Each Portfolio may, but it is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.

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Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). Each Portfolio may invest all of its assets in derivative instruments, subject to the Portfolio’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed. A description of these and other derivative instruments that the Portfolios may use are described under “INVESTMENT POLICIES—Derivative Securities” in the Statement of Additional Information.

Delayed Funding Loans and Revolving Credit Facilities.    The Portfolios may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. The commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions.    Each Portfolio may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such for delayed delivery and make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Portfolio’s overall investment exposure. Typically, no income accrues on securities a Portfolio has committed to purchase prior to the time delivery of the securities is made, although a Portfolio may earn income on securities it has segregated or “earmarked” to cover these positions.

Short Sales.    Each Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also know as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. A Portfolio making a short sale must segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors or otherwise cover its position in a permissible manner.

Repurchase Agreements.    Each Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer and agrees to repurchase the security at the Portfolio’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings.    Each Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio’s limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Portfolio will segregate or “earmark” assets determined to be liquid by the Adviser or Sub-Adviser to cover its obligations under reverse repurchase agreements, dollar rolls, and other borrowings. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio.

Cash Reserves.    A certain portion of a Portfolio’s assets may be held in cash or money market reserves. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may be held by any Portfolio.

Temporary Defensive Investments.    In times of unstable or adverse market or economic conditions, up to 100% of a Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities or repurchase agreements. A Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or Portfolio securities or to meet anticipated redemptions of Portfolio shares. A Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Portfolio invests defensively in these securities, it might not achieve its investment objective.

Government Agency Securities.    Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing

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Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Illiquid Investments.    Each Portfolio may invest up to 15% of net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold in a U.S. public offering because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board of Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

Securities of Other Investment Companies.    The Portfolios may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940, as amended. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory expenses. These expenses would be in addition to the management fee that each Portfolio bears directly in connection with its own operations.

Each Portfolio may invest in exchange traded funds (ETFs), such as Standard & Poor’s Depositary Receipts (SPDRs), with the same percentage limitations as investments in registered investment companies. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting the purchase of underlying securities. The Portfolios may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

Portfolio Turnover.    The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the Portfolio’s performance.

Market Capitalizations.    The average market capitalization of a particular index, the companies that compose the index and the individual sizes of those companies may change over time. For the Portfolios that pursue an investment strategy that involves investments in companies within a range of market capitalizations or in companies the capitalizations of which do not exceed the maximum capitalization of a particular index, market capitalization is generally based on a company’s market capitalization at the time of the Portfolio’s investment. Companies whose capitalization no longer meets the market capitalization as defined by a Portfolio’s strategy after the Portfolio’s investment, are considered to continue to meet the definition for purposes of any maximum percentage limitation applicable to the Portfolio’s investments that is defined in terms of capitalization.

Maximum Purchase Amounts.    Except for a Portfolio’s policies with respect to investments in illiquid securities and borrowing, the asset and security percentage limitations included in these policies and elsewhere in this Prospectus and the Statement of Additional Information apply at the time of purchase of a security and, unless otherwise stated, asset percentage limitations apply to the Portfolio’s net (not total) assets. Maximum percentage limitations shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Portfolio.

Other Investments and Techniques.    The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolios.

Information on Standard & Poor’s.    “Standard & Poor’s®”, “S&P®”, “S&P 500®”, “S&P Mid Cap 400 Index”, “Standard & Poor’s Mid Cap 400 Index”, “Standard & Poor’s 500”, S&P SmallCap 600” and “Standard & Poor’s Small Cap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. Neither the Fund nor any Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund or a Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.

Foreign Investments.    Although each Equity Portfolio’s equity investments consist primarily of securities of U.S. issuers (other than the International Portfolios), each Equity Portfolio (other than the Index 400 Stock, Index 500 Stock, Index 600 Stock and Asset Allocation Portfolios) may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including (i) foreign securities denominated in a foreign currency and not publicly traded in the U.S. and

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(ii) U. S. currency denominated foreign securities, including depository receipts and depositary shares issued by U.S. banks (American Depository Receipts or ADR’s) and U.S. broker-dealers (American Depository Shares). A Portfolio’s foreign investments may include securities of issuers in countries with emerging markets or economies.

Securities Lending.    For the purpose of achieving income, each of the Select Bond and Balanced Portfolios may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan. The Statement of Additional Information contains further details about securities lending.

THE INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser

The investment adviser for each Portfolio is Mason Street Advisors, LLC, a wholly-owned subsidiary of Northwestern Mutual. MSA’s address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA provides its extensive institutional and fixed income expertise to Northwestern Mutual and its affiliate corporations, The Northwestern Mutual Foundation, and Northwestern Mutual’s pension plan assets for employees and financial representatives, as well as to mutual funds through sub-advisory arrangements. As of December 31, 2006, MSA had over $73 billion in assets under management. As investment adviser, MSA manages the operations of the Fund and provides investment advice and recommendations regarding the purchase and sale of securities for those Portfolios that do not employ a sub-adviser.

The Sub-Advisers

Each of the following sub-advisers has been retained by MSA and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of one or more Portfolios, subject to the general control of the Board of Directors of the Fund and MSA:

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser for the AllianceBernstein Mid Cap Value Portfolio.

American Century Investment Management, Inc., 4500 Main Street, Kansas City, Missouri 64111, has been managing mutual funds since 1958. American Century Investments serves as sub-adviser for the American Century Large Company Value Portfolio and the American Century Inflation Protection Portfolio.

Capital Guardian Trust Company, 333 South Hope Street, 55th Floor, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the sub-adviser for the Capital Guardian Domestic Equity Portfolio and the Capital Guardian Large Cap Blend Portfolio. CGTC has been providing investment management services since 1968.

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206, a direct subsidiary of Janus Capital Group Inc., is the sub-adviser for the Janus Capital Appreciation Portfolio.

Massachusetts Financial Services Company (MFS®(1)), 500 Boylston Street, Boston, Massachusetts 02116, serves as sub-adviser for the MFS® Emerging Markets Equity Portfolio and the MFS® Research International Core Portfolio of the Fund. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, serves as sub-adviser for the PIMCO Multi-Sector Bond Portfolio and the PIMCO Long-Term U.S. Government Bond Portfolio of the Fund. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. Allianz SE is the indirect majority owner of Allianz Global Investors of America L.P. Allianz SE is a European-based, multinational insurance and financial services holding company.

Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394-3091, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the Franklin Templeton International Equity Portfolio.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio.

Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Portfolio and a brief biographical description of each portfolio

(1)	MFS® is a registered trademark of Massachusetts Financial Services Company.

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manager. The Statement of Additional Information provides additional information about the portfolio managers’ investments in the Portfolio or Portfolios that they manage, a description of their compensation structure and information regarding other accounts that they manage.

Growth Stock Portfolio

David R. Keuler, Chartered Financial Analyst, is a co-manager of the Growth Stock Portfolio. Mr. Keuler is a Managing Director of MSA and joined Northwestern Mutual in 1991. He also acts as one of two lead portfolio managers for the Asset Allocation Portfolio and the Balanced Portfolio, and is responsible for the large cap portion of each such Portfolio. He received a B.A. degree from Boston University in 1983 and an M.B.A. from Indiana University in 1988. Mr. Keuler also manages various equity portfolios of Northwestern Mutual.

Michael P. Johnson, Chartered Financial Analyst, is a Director of MSA and joined Northwestern Mutual in 1984. He holds a B.B.A. from the University of Wisconsin—Whitewater and an M.S. degree in finance from the University of Wisconsin—Milwaukee. Mr. Johnson co-manages the Growth Stock Portfolio. He also manages other MSA equity accounts.

Janus Capital Appreciation Portfolio

Scott W. Schoelzel manages the Janus Capital Appreciation Portfolio. Mr. Schoelzel, Vice President of Janus Capital, joined Janus Capital in 1994 and also manages other Janus accounts. Mr. Schoelzel holds a Bachelor of Arts degree in business from Colorado College.

Large Cap Core Stock Portfolio

Curtis J. Ludwick, Chartered Financial Analyst, is a Director of MSA and joined Northwestern Mutual in 1996. He holds a B.A. degree from the University of Wisconsin-Madison and an M.B.A. from the University of Illinois. He is a co-manager of the Large Cap Core Stock Portfolio and also co-manages other Mason Street Advisors equity accounts and various equities portfolios for Northwestern Mutual.

Mary R. Linehan, is a Director of MSA and joined Northwestern Mutual in 2007. She is co-manager of the Large Cap Core Stock Portfolio. Ms. Linehan was a Fund Manager for Marshall and Ilsley Corporation (M&I) from 2003-2007. During the time period from 1989 to 2003, Ms. Linehan held various investment positions at M&I, Strong Funds and Heartland Funds. She holds a B.S. degree in Management from the University of North Dakota-Grand Forks and an M.B.A. from Marquette University.

Capital Guardian Large Cap Blend Portfolio

Capital Guardian Trust Company (“CGTC”) uses a multiple portfolio manager system in managing the fund’s assets. Under this approach, the portfolio is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the Portfolio’s objectives and policies. CGTC’s investment committee oversees this process. In addition, CGTC’s investment analysts also may make investment decisions with respect to a portion of a Portfolio’s assets. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

Terry Berkemeier, Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 15 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Berkemeier earned a B.S. and a B.E. in geology and mining engineering from the University of Sydney.

Michael R. Ericksen, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 20 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Ericksen graduated magna cum laude from Harvard College with an AB degree in economics, and then earned a M.B.A. in finance from Harvard University Graduate School of Business Administration.

David I. Fisher, Chairman of the Board, CGTC, has been employed by CGTC or an affiliate for 37 years and has served as a portfolio manager selecting equity securities during the past five years. A graduate of the University of California at Berkeley, he holds a M.B.A. from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial Analysts, as well as the International Society of Security Analysts.

Karen A. Miller, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 16 years and has served as a portfolio manager selecting equity securities during the past five years. Ms. Miller earned a M.B.A. in finance from Columbia University Graduate School of Business and a masters degree in international economics from Columbia School of International Affairs. She also earned an AB in government and Russian literature from Smith College.

Theodore R. Samuels, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 25 years and has served as a portfolio manager selecting equity securities during the past five years. Mr. Samuels holds a M.B.A. from Harvard Graduate School of Business Administration and a BA from Harvard College.

Eugene P. Stein, Vice Chairman, CGTC, has been employed by CGTC or an affiliate for 34 years and has served as a portfolio manager selecting equity securities during the past five years. He received a B.S. in engineering from the University of California at Los Angeles, and a M.B.A. from Harvard University Graduate School of Business Administration. Mr. Stein holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Los Angeles.

Alan J. Wilson, Director and Senior Vice President, CGTC, has been employed by CGTC or an affiliate for 16 years and has served as a portfolio manager selecting equity securities

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during the past five years. Mr. Wilson received his M.B.A. from Harvard University Graduate School of Business Administration and his B.S. in civil engineering from Massachusetts Institute of Technology.

Index 500 Stock Portfolio

Patricia L. Van Kampen, Chartered Financial Analyst, has primary responsibility for the management of the Index 500 Stock Portfolio. Ms. Van Kampen is a Managing Director and Vice President of MSA. She joined Northwestern Mutual in 1974. Since 1992, Ms. Van Kampen has been head of the equity division of MSA and in that role, oversees the managers for all of the equity portfolios of Northwestern Mutual, The Northwestern Mutual Foundation, Northwestern Mutual’s pension plan assets, the Fund and other mutual funds through sub-advisory relationships. Ms. Van Kampen also acts as the portfolio manager for the Index 400 Stock and Index 600 Stock Portfolios.

American Century Large Company Value Portfolio

American Century uses teams of portfolio managers and analysts to manage funds. These teams are organized by broad investment categories. The individuals listed below are the portfolio managers for the Portfolio. As such, they are ultimately responsible for the day to day management of the Portfolio, includes security selection and portfolio construction, as well as compliance with stated investment objectives. Other members of the investment team provide research and analytical support, but generally do not make day-to-day investment decisions for the Portfolio.

Charles A. Ritter, Vice President and Senior Portfolio Manager, is a member of the team that manages the American Century Large Company Value Portfolio. He joined American Century in December 1998 and has served as a portfolio manager since 1999 for accounts that use American Century’s large company value strategy. Before joining American Century, he spent 15 years with Federated Investors, where he most recently served as a vice president and portfolio manager for the company. He has a B.A. in mathematics and a master’s degree in economics from Carnegie Mellon University. He also has an MBA from the University of Chicago. He is a CFA charterholder.

Brendan Healy, Vice President and Portfolio Manager, is a member of the team that manages the American Century Large Company Value Portfolio. He joined American Century in 2000 as an investment analyst. He became a portfolio manager in February 2004. He has a B.A. in mechanical engineering from the University of Arizona and an MBA from the University of Texas—Austin. He is a CFA charterholder.

Capital Guardian Domestic Equity Portfolio

Karen A. Miller, Senior Vice President of Capital Guardian, joined the Capital organization in 1990, and has 16 years of investment experience. Ms. Miller earned an MBA in finance from Columbia University Graduate School of Business and a masters degree in international economics from Columbia School of International Affairs. She also earned an AB in government and Russian literature from Smith College.

Theodore R. Samuels, Director and Senior Vice President of Capital Guardian, joined the Capital organization in 1981, and has 27 years of investment experience. Mr. Samuels holds a M.B.A. from Harvard University Graduate School of Business Administration and a B.A. from Harvard College.

Eugene P. Stein, Vice Chairman of the Board of Capital Guardian and also Chairman of the Investment Committee of Capital Guardian, joined the Capital organization in 1972, and has 35 years of investment experience. He received a B.S. in engineering from the University of California at Los Angeles, and a M.B.A. from Harvard University Graduate School of Business Administration. Mr. Stein holds the Chartered Financial Analyst® designation and is a member of the CFA Society of Los Angeles.

Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives. In addition, Capital Guardian’s research professionals may make investment decisions with respect to a portion of the Portfolio.

T. Rowe Price Equity Income Portfolio

The T. Rowe Price Equity Income Portfolio is managed by an investment advisory committee.

Brian C. Rogers, Chairman of the Board and Chief Investment Officer of T. Rowe Price, as committee chairman, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio’s investment program. Mr. Rogers has been chairman of the committee since 2003, joined T. Rowe Price in 1982, and has been managing investments since 1983.

Mid Cap Growth Stock Portfolio

William R. Walker, Chartered Financial Analyst, is the co-portfolio manager of the Mid Cap Growth Stock Portfolio. Mr. Walker is a Managing Director of MSA and joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker holds a B.S. degree from Marquette University and an M.B.A. from Miami University of Oxford, Ohio. He has primary responsibility for the management of the small cap portion of the Asset Allocation Portfolio and the Balanced Portfolio and acts as co-portfolio manager of the Small Cap Growth Stock Portfolio.

Jill M. Grueninger, Chartered Financial Analyst, is the co-portfolio manager of the Mid Cap Growth Stock Portfolio. Ms. Grueninger also has primary responsibility for the management of the mid cap portion of the Asset Allocation Portfolio and the Balanced Portfolio. Ms. Grueninger is a Managing Director of MSA and joined Northwestern Mutual in 1990. Prior to that she worked for two years as a research associate for Sanford C. Bernstein. She received B.B.A. and M.S. degrees from the University of Wisconsin—Madison. Ms. Grueninger also manages other MSA equity accounts and various equity portfolios for Northwestern Mutual.

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Index 400 Stock Portfolio

Patricia L. Van Kampen, Chartered Financial Analyst, has primary responsibility for the management of the Index 400 Stock Portfolio. Ms. Van Kampen is a Managing Director and Vice President of MSA. She joined Northwestern Mutual in 1974. Since 1992, Ms. Van Kampen has been head of the equity division of MSA and in that role, oversees the managers for all of the equity portfolios of Northwestern Mutual, The Northwestern Mutual Foundation, Northwestern Mutual’s pension plan assets, the Fund and other mutual funds through sub-advisory relationships. Ms. Van Kampen also acts as the portfolio manager for the Index 500 Stock and Index 600 Stock Portfolios.

AllianceBernstein Mid Cap Value Portfolio

The management of and investment decisions for the AllianceBernstein Mid Cap Value Portfolio are made by the U.S. Small/Mid Cap Value Investment Policy Group of AllianceBernstein. The U.S. Small/Mid Cap Value Investment Policy Group relies heavily on the fundamental analysis and research of AllianceBernstein’s large internal research staff. No one person is principally responsible for making recommendations for the Portfolio. The three members of the U.S. Small/MidCap Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Portfolio are: Joseph Gerald Paul, James MacGregor and Andrew Weiner.

Joseph Paul became CIO-Small and Mid-Capitalization equities for AllianceBernstein in 2002 and CIO-Advanced Value Fund in 1999. He is the chairman of the Investment Policy Groups for both services. He became Co-CIO-Real Estate Equity Securities in 2004. Before becoming CIO of the Advanced Value Fund, he was its director of research for two years. Mr. Paul joined AllianceBernstein in 1987 as a research analyst covering the automotive industry. Before joining AllianceBernstein, Mr. Paul worked at General Motors in marketing and product planning. He earned a B.S. from the University of Arizona and an M.S. from the Sloan School of Management of the Massachusetts Institute of Technology.

James MacGregor, Chartered Financial Analyst, became Director of Research for U.S. Small & Mid Cap Value for AllianceBernstein in 2004. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation and aerospace & defense industries for AllianceBernstein’s Small and Mid-Cap Value equity services. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks. Mr. MacGregor earned a B.A. degree in economics from McGill University in 1989, a M.Sc. degree in economics from the London School of Economics in 1991 and a M.B.A. from the University of Chicago in 1995.

Andrew Weiner joined AllianceBernstein in 1997 as a research analyst covering consumer cyclicals and staples for the Small-Capitalization Equities Portfolio. In 1999, he also assumed coverage of the capital-equipment sector for both Large-Capitalization and Small-Capitalization Equities. Prior to joining the firm, Mr. Weiner was a project manager at Monitor Company, a strategy consulting firm. He earned undergraduate degrees in both finance and computer science from the University of Pennsylvania and an M.B.A. from Harvard Business School.

Small Cap Growth Stock Portfolio

William R. Walker, Chartered Financial Analyst, is the co-portfolio manager of the Small Cap Growth Stock Portfolio. He is a Managing Director of MSA and joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker holds a B.S. degree from Marquette University and an M.B.A. from Miami University of Oxford, Ohio. He also acts as co-portfolio manager of Mid Cap Growth Stock Portfolio and has primary responsibility for the small cap portion of the Asset Allocation Portfolio and the Balanced Portfolio.

Andy Eng, Chartered Financial Analyst, is the co-portfolio manager of the Small Cap Growth Stock Portfolio. He joined MSA in 2000 and has been a Director of MSA since 2004. Prior thereto, he acted as an analyst with Northwestern Investment Management, LLC. Mr. Eng received a B.S. in finance and economics from the University of Illinois-Urbana and an M.B.A. in finance from Washington University in St. Louis. He is a member of the Milwaukee Investment Analyst Society and the CFA Institute.

Index 600 Stock Portfolio

Patricia L. Van Kampen.    Ms. Van Kampen, Chartered Financial Analyst, has primary responsibility for the management of the Index 600 Stock Portfolio. Ms. Van Kampen is a Managing Director and Vice President of MSA. She joined Northwestern Mutual in 1974. Since 1992, Ms. Van Kampen has been head of the equity division of MSA and in that role, oversees the managers for all of the equity portfolios of Northwestern Mutual, The Northwestern Mutual Foundation, Northwestern Mutual’s pension plan assets, the Fund and other mutual funds through sub-advisory relationships. Ms. Van Kampen also acts as the portfolio manager for the Index 400 Stock and Index 500 Stock Portfolios.

T. Rowe Price Small Cap Value Portfolio

The T. Rowe Price Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey, David J. Wallack and Edmund M. Notzon III, each Vice Presidents and portfolio managers of T. Rowe Price, are lead members of the committee jointly responsible for the day-to-day management of the Portfolio and executing its investment program.

Preston G. Athey has been chairman of the Portfolio’s committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982. Mr. Athey is responsible for selecting the Portfolio’s small company investments and has overall responsibility for management of the Portfolio.

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David J. Wallack has been a member of the Portfolio’s committee since May 2003, joined T. Rowe Price in 1990, and has been managing investments since 1997. Mr. Wallack is responsible for selecting the Portfolio’s medium capitalization company investments.

Edmund M. Notzon has been a member of the Portfolio’s committee since May 2003, and has been managing investments since he joined the firm in 1989. Mr. Notzon is responsible for the overall allocation of the Portfolio’s assets among small and mid-cap companies, and for the investment and allocation of cash.

International Growth Portfolio

Thomas A. Carroll, Chartered Financial Analyst, is the co-portfolio manager of the International Growth Portfolio. Mr. Carroll is a Managing Director of MSA and joined Northwestern Mutual in 1983. He holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. He has primary responsibility for management of the international equity portion of the Asset Allocation Portfolio and the Balanced Portfolio. Mr. Carroll also manages the international equity investments of Northwestern Mutual.

Kathleen Brooks is the co-portfolio manager of the International Growth Portfolio. Ms. Brooks has been a Director of MSA since 2001. Since joining MSA, Ms. Brooks has been part of the team that manages international equity portfolios for the Funds and for Northwestern Mutual’s life and annuity clients/employees. In her role, Ms. Brooks researches and recommends stock ideas for all the foreign portfolios within her coverage specialty. She concentrates regionally on Canada, Japan, Australasia and Eastern Europe, and globally on Healthcare and Consumer Services (retail, media and leisure). Ms. Brooks holds a B.B.A. from UW-Milwaukee and an M.S. in Finance from UW-Madison. She has received the Chartered Financial Analyst (CFA) designation and is also a member of the Milwaukee Analyst Society.

MFS® Research International Core Portfolio

Jose Luis Garcia, Vice President of Massachusetts Financial Services Company, has been employed in the investment management area of Massachusetts Financial Services Company since 2002. He served as Chief Executive Officer of Telefonica B2B in Mexico City from 2000 to 2002. Mr. Garcia is a portfolio manager, providing general oversight of a team of analysts.

Thomas Melendez, Vice President of Massachusetts Financial Services Company, has been employed in the investment management area of Massachusetts Financial Services Company since 2002. He served as an Emerging Market Product Specialist for Schroders Investment Management North America from 1999 to 2002. Mr. Melendez is a portfolio manager, providing general oversight of a team of analysts.

Franklin Templeton International Equity Portfolio

Gary P. Motyl, Chartered Financial Analyst, is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel, LLC, having joined Templeton in 1981. Mr. Motyl earned a B.S. in finance from Lehigh University in Pennsylvania and an M.B.A. from Pace University in New York. He co-manages the Franklin Templeton International Equity Portfolio.

Dr. Guang Yang, Chartered Financial Analyst, is a Senior Vice President of Templeton Investment Counsel, LLC, having joined Templeton in 1995. Dr. Yang earned a B.S. from the University of Science and Technology of China and an M.B.A. from the Harvard Business School. He earned a Ph.D. in neuroscience from the Australian National University. He co-manages the Franklin Templeton International Equity Portfolio.

MFS® Emerging Markets Equity Portfolio

Nicholas D. Smithie, Vice President of Massachusetts Financial Services Company, has been employed in the investment management area of Massachusetts Financial Services Company since 1998.

Short-Term Bond Portfolio

R. David Ells, Chartered Financial Analyst, has primary responsibility for the management of the Short-Term Bond Portfolio. Mr. Ells is a Director of MSA and joined Northwestern Mutual in 2004. Prior to this, he was Senior Vice President of Deerfield Capital Management, LLC from 2003-2004, and Senior Vice President of Enterprise Advisors/Imagine Reinsurance prior thereto. He holds a B.A. in Economics from Trinity College in Hartford, Connecticut. He also acts as one of the two lead portfolio managers for the Asset Allocation Portfolio and the Balanced Portfolio and has primary responsibility for the management of the investment grade bond portion of each such Portfolio. Mr. Ells also has primary responsibility for the management of the Select Bond Portfolio and also manages various fixed income portfolios for Northwestern Mutual.

Select Bond Portfolio

R. David Ells, Chartered Financial Analyst, has primary responsibility for the management of the Select Bond Portfolio. Mr. Ells is a Director of MSA and joined Northwestern Mutual in 2004. Prior to this, he was Senior Vice President of Deerfield Capital Management, LLC from 2003-2004, and Senior Vice President of Enterprise Advisors/Imagine Reinsurance prior thereto. He holds a B.A. degree in Economics from Trinity College in Hartford, Connecticut. He also acts as one of two lead portfolio managers for the Asset Allocation Portfolio and the Balanced Portfolio and has primary responsibility for the management of the investment grade bond portion of each such Portfolio. Mr. Ells also has primary responsibility for the management of the Short-Term Bond Portfolio and also manages various fixed income portfolios for Northwestern Mutual.

PIMCO Long-Term U.S. Government Bond Portfolio

James M. Keller, Managing Director of PIMCO, is the portfolio manager of the PIMCO Long-Term U.S. Government Bond Portfolio. Mr. Keller joined PIMCO as a Credit Analyst in 1996, previously having been associated

74	Northwestern Mutual Series Fund, Inc. Prospectus

with Merrill Lynch, Inc., and has been a member of the Chicago Board of Trade and the Chicago Mercantile Exchange. Mr. Keller has 18 years of investment experience and is responsible for PIMCO’s Government/Derivatives desk, specializing in Long Duration Fixed Income portfolios. Mr. Keller holds a bachelor’s degree from the University of Illinois and an MBA from the University of Chicago Graduate Business School.

American Century Inflation Protection Portfolio

American Century uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets and municipal bonds, in its management of fixed-income funds (such as the Portfolio). Representatives of these teams serve on the firm’s Macro Strategy Team, which is responsible for periodically adjusting the Portfolio’s strategic investment parameters based on economic and market conditions. The Portfolio’s lead portfolio managers are responsible for security selection and portfolio construction for the fund within these strategic parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment teams provide research and analytical support but generally do not make day-to-day investment decisions for the fund.

The individuals listed below are primarily responsible for the day-to-day management of the Portfolio.

Jeremy Fletcher (Lead Portfolio Manager), Vice President and Portfolio Manager, is a member of the team that manages the American Century Inflation Protection Portfolio. He joined American Century in October 1991 and became a portfolio manager in August 1997. He has a B.A. in economics and mathematics from Claremont McKenna College. He is a CFA charterholder.

Seth B. Plunkett (Lead Portfolio Manager), Portfolio Manager, is a member of the team that manages the American Century Inflation Protection Portfolio. He joined American Century in 1999, became a portfolio trading associate in September 2000 and a fixed-income trader in February 2003. He became a portfolio manager in February 2007. He has a bachelor of science degree in biology from George Mason University.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, is a member of the team that manages the American Century Inflation Protection Portfolio. He joined American Century in 1983 and became a portfolio manager in January 1991. He has a B.A. in economics and an MBA from the University of Missouri—Kansas City.

High Yield Bond Portfolio

Andrew T. Wassweiler, Chartered Financial Analyst and Certified Public Accountant, is a Director of MSA and joined Northwestern Mutual in 1997. He holds a B.A. degree from University of Wisconsin-Madison and a M.S. from the University of Wisconsin-Madison. He has primary responsibility for the management of the High Yield Bond Portfolio, the high yield bond portion of the Asset Allocation Portfolio and the Balanced Portfolio, as well as other high yield accounts for Northwestern Mutual.

PIMCO Multi-Sector Bond Portfolio

Curtis A. Mewbourne, Executive Vice President of PIMCO, is the portfolio manager for the PIMCO Multi-Sector Bond Portfolio. Mr. Mewbourne is Co-Head of PIMCO’s Emerging Markets portfolio management team. He has over 14 years of trading experience in Credit Markets. He began his career in finance at Lehman Brothers in 1992 as a market maker for Emerging Market debt. Prior to joining PIMCO in 1999, Mr. Mewbourne ran Salomon Brothers Emerging Market trading desk in London. Mr .Mewbourne holds an engineering degree in Computer Science from the University of Pennsylvania.

Balanced Portfolio/Asset Allocation Portfolio

The Balanced Portfolio and the Asset Allocation Portfolio are each managed by the same team of six MSA portfolio managers (listed below), who make collective investment decisions with respect to the allocation of each such Portfolio’s assets across asset categories, subject to the oversight and final approval of two lead portfolio managers for each Portfolio, Messrs. Keuler and Ells. All portfolio managers are also are each individually responsible for decisions with respect to the purchase and sale of securities for the portion of each Portfolio assigned to him or her.

David R. Keuler is co-lead manager and also has primary responsibility for the large cap portion of each Portfolio. For Mr. Keuler’s biographical information, please refer to “Growth Stock Portfolio,” above.

R. David Ells is co-lead manager and also has primary responsibility for the investment grade bond portion of each Portfolio. For Mr. Ells’ biographical information, please refer to “Select Bond Portfolio,” above.

Thomas A. Carroll has primary responsibility for the management of the international equity portion of each Portfolio. For Mr. Carroll’s biographical information, please refer to “International Growth Portfolio,” above.

Jill M. Grueninger has primary responsibility for the management of the mid cap portion of each Portfolio. For Ms. Grueninger’s biographical information, please refer to “Mid Cap Growth Stock Portfolio,” above.

William R. Walker has primary responsibility for the management of the small cap portion of each Portfolio. For Mr. Walker’s biographical information, please refer to “Mid Cap Growth Stock Portfolio,” above.

Andrew T. Wassweiler has primary responsibility for the management of the high yield bond portion of each Portfolio. For Mr. Wassweiler’s biographical information, please refer to “High Yield Bond Portfolio,” above.

Advisory Fees

Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolios, as set forth below. In addition to approving all advisory and sub-advisory agreements, the Fund’s Board of Directors considers the

Northwestern Mutual Series Fund, Inc. Prospectus	75

renewal of each advisory and sub-advisory agreement, including fees, at least annually. A discussion regarding the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period will appear in the Fund’s annual and/or semi-annual shareholder reports.

Advisory Fees:

The table below shows the advisory fees the Portfolios in existence on December 31, 2006 paid during the fiscal year ended December 31, 2006.

Portfolio	Fee
T. Rowe Price Small Cap Value	0.85%
AllianceBernstein Mid Cap Value	0.85%
Index 400 Stock	0.25%
Index 500 Stock	0.20%
Balanced	0.30%
Select Bond	0.30%
Money Market	0.30%

For the other Portfolios in existence on December 31, 2006, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Small Cap Growth Stock	0.80%	0.65%	0.50%
Mid Cap Growth Stock	0.80%	0.65%	0.50%
Franklin Templeton International Equity	0.85%	0.65%	0.65%
Growth Stock	0.60%	0.50%	0.40%
Large Cap Core Stock	0.60%	0.50%	0.40%
High Yield Bond	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
International Growth	0.75%	0.65%	0.55%
Capital Guardian Domestic Equity	0.65%	0.55%	0.50%
Asset Allocation	0.60%	0.50%	0.40%

Portfolio	First $500 Million	Excess Over $500 Million
T. Rowe Price Equity Income	0.65%	0.60%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Janus Capital Appreciation	0.80%	0.75%	0.70%

The following table shows the annual expenses for each of the Portfolios in existence on December 31, 2006 as a percentage of the average net assets of the Portfolios based on 2006 operations and reflecting contractual waivers, limitations and reimbursements:

Portfolio	Investment Advisory Fee	Other Expenses	Total Net Operating Expenses
Growth Stock	0.42%	0.01%	0.43%
Janus Capital Appreciation	0.79%	0.02%	0.81%
Large Cap Core Stock	0.43%	0.01%	0.44%

Portfolio	Investment Advisory Fee	Other Expenses	Total Net Operating Expenses
Index 500 Stock	0.20%	0.00%	0.20%
Capital Guardian Domestic Equity	0.57%	0.01%	0.58%
T. Rowe Price Equity Income	0.65%	0.02%	0.67%
Mid Cap Growth Stock	0.52%	0.00%	0.52%
Index 400 Stock	0.25%	0.01%	0.26%
AllianceBernstein Mid Cap Value	0.85%	0.02%	0.87%
Small Cap Growth Stock	0.54%	0.01%	0.55%
T. Rowe Price Small Cap Value	0.85%	0.02%	0.87%
International Growth	0.69%	0.17%	0.86%
Franklin Templeton International Equity	0.66%	0.04%	0.70%
Money Market	0.30%	0.00%	0.30%
Select Bond	0.30%	0.00%	0.30%
High Yield Bond	0.46%	0.01%	0.47%
Balanced	0.30%	0.00%	0.30%
Asset Allocation	0.53%	0.06%	0.59%

The Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios (each, a “New Portfolio”) did not commence operations during the Fund’s last fiscal year and, therefore, did not pay advisory fees during the fiscal year ended December 31, 2006.

Each New Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net and values of the New Portfolios, as set forth below. The rate for the investment advisory fee is graded by the asset size of the New Portfolio according to the following schedules:

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
American Century Large Company Value Portfolio	0.72%	0.67%	0.62%
American Century Inflation Protection Portfolio	0.58%	0.55%	0.49%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
PIMCO Long-Term U.S. Government Bond Portfolio	0.555%	0.515%	0.495%
PIMCO Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Capital Guardian Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
MFS® Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

76	Northwestern Mutual Series Fund, Inc. Prospectus

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over 1.0 Billion
MFS® Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

Sub-Advisory Fees:

AllianceBernstein L.P. (“AllianceBernstein”), American Century Investment Management, Inc. (“American Century”), Capital Guardian Trust Company (“Capital Guardian”), Janus Capital Management LLC (“Janus”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), Templeton Investment Counsel, LLC (“Templeton”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) have been retained under investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment programs of the AllianceBernstein Mid Cap Value Portfolio, the American Century Large Company Value and American Century Inflation Protection Portfolios, the Capital Guardian Domestic Equity and Capital Guardian Large Cap Blend Portfolios, the Janus Capital Appreciation Portfolio, the MFS® Research International Core and MFS® Emerging Markets Equity Portfolios, the PIMCO Long-Term U.S. Government Bond and PIMCO Multi-Sector Bond Portfolios, the Franklin Templeton International Equity Portfolio, and the T. Rowe Price Equity Income and T. Rowe Price Small Cap Value Portfolios, respectively.

MSA pays AllianceBernstein .72% on the first $25 million of the AllianceBernstein Mid Cap Value Portfolio’s assets, .54% on the next $225 million, and .50% in excess of $250 million, with a minimum amount of $16,000. MSA pays American Century .47% on the first $100 million of the American Century Large Company Value Portfolio’s assets, .42% on the next $150 million, and .38% on assets in excess of $250 million. MSA pays American Century . 32% on the first $100 million of the American Century Inflation Protection Portfolio’s assets, .30% on the next $150 million, and ..25% on assets in excess of $250 million. MSA pays Capital Guardian a flat annual fee of $375,000 on the Capital Guardian Domestic Equity Portfolio’s assets of $100 million or less and .275% on net assets in excess of $100 million. MSA pays Capital Guardian .46% on the first $150 million of the Capital Guardian Large Cap Blend Portfolio’s assets, .40 on the next $150 million, .35% on the next $250 million, and .30% on assets in excess of $500 million. MSA pays Janus .55% on the first $100 million of the Janus Capital Appreciation Portfolio’s assets, .50% on the next $400 million, and .45% on assets in excess of $500 million. MSA pays MFS .80% on the first $250 million of the MFS® Emerging Markets Equity Portfolio’s assets, .75% on the next $250 million, .65% on the next $500 million, and .50% on assets in excess of $1 billion. MSA pays MFS .55% on the first $250 million of the MFS® Research International Core Portfolio’s assets, .50% on the next $250 million, .45 on the next $500 million, and .40% on assets in excess of $1 billion. MSA pays PIMCO an annual rate of .225% of the PIMCO Long-Term U.S. Government Bond Portfolio’s average daily net assets. MSA pays PIMCO an annual rate of .455% of the PIMCO Multi-Sector Bond Portfolio’s average daily net assets. MSA pays Templeton .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton, .35% on the next $50 million, .30% on the next $350 million, .25% on the next $500 million, .20% on the next $500 million and .15% in excess of $1.5 billion. MSA pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio’s average daily net assets. For the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price .40% on the first $250 million of the Portfolio’s assets, reduced to .375% on the next $250 million, and to .35% on assets in excess of $500 million.

Manager of Managers Structure

The Fund and MSA have received an exemptive order from the Securities and Exchange Commission that permits the Fund to employ a “manager of managers” structure. Under this structure, MSA, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, MSA will have the ultimate responsibility to oversee sub-advisers and recommend their hiring, termination and replacement to the Board.

The exemptive order from the Securities and Exchange Commission contains a number of conditions that must be satisfied before the Fund or MSA can begin to rely on the order. MSA anticipates that it will satisfy these conditions no later than May 1, 2008 and expects to rely on the order as soon as all of the conditions are satisfied. Until MSA has satisfied the conditions of the exemptive order, shareholders will continue to be entitled to vote on the hiring, replacement or reinstatement of any unaffiliated sub-adviser to the Portfolios.

After MSA and the Fund are eligible to rely on the exemptive order, shareholders will be notified in the event the Fund hires or replaces an unaffiliated sub-adviser. The order also permits the Fund to disclose to shareholders the aggregate fees paid to the sub-adviser(s) by each Portfolio. The manager of managers’ structure does not alter the right of shareholders of a Portfolio to terminate a sub-advisory agreement with an unaffiliated sub-adviser at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

Legal Proceedings

AllianceBernstein, Templeton, Janus, Capital Guardian, MFS, PIMCO and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding these proceedings is described in the Fund’s Statement of Additional Information. None of these matters relate to the Fund, any of the Portfolios, MSA, or Northwestern Mutual. In addition, each sub-adviser stated that it is not currently subject to any legal or regulatory proceedings (including proceedings listed in the Statement of Additional Information) that would materially affect the sub-adviser’s ability to perform services for the Fund or the Portfolios, or otherwise materially affect the Fund or the Portfolios.

Northwestern Mutual Series Fund, Inc. Prospectus	77

ABOUT YOUR INVESTMENT

How Shares Are Priced

Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value (“NAV”) as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost. A Portfolio’s NAV is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading.

Equity securities listed on a stock exchange are generally valued at the closing sale price or, if no sale took place, the closing bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith pursuant to procedures adopted by the Directors. The fair value procedure is used if (a) a significant event that is likely to have affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities.

Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Fair Value Pricing

All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Directors. The possibility of fair value pricing means that changes in a Portfolio’s NAV may not always correspond to changes in quoted prices of a Portfolio’s investments.

Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, require the Fund to fair value certain securities if such subsequent events are considered to have an effect on the value of a Portfolio’s shares that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent.

Furthermore, the Fund also uses fair value pricing when current market prices are not readily available, in an effort to reduce the frequency and effect of abusive trading practices in the Fund. Abusive trading practices can occur in the Portfolios that invest in overseas securities markets, as discussed above, and in the Portfolios that invest in small-cap securities and other types of investments which are not frequently traded, including high yield bonds. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to small-cap securities and other types of investments which are not frequently traded, including high yield bonds, to a significant extent.

A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.

Taxes And Dividends

Shares of the Portfolios are offered only for funding Annuity Contracts and Life Insurance Policies offered by Northwestern Mutual through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in Annuity Contracts and Life Insurance Policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors in those products.

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to satisfy the diversification requirements of Section 817(h) of the Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Board of Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange (the “Exchange”) on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

1.	all dividends, interest income and discount earned by the Portfolio (including original issue and market discount);

2.	net short-term capital gain; less

3.	all expenses of the Portfolio.

78	Northwestern Mutual Series Fund, Inc. Prospectus

INVESTING IN THE PORTFOLIOS

Buying and Selling Shares

Shares of the Portfolios may be purchased and redeemed by Northwestern Mutual for its separate accounts of Annuity Contracts and Life Insurance Policies. Variable product owners, who own interests in the separate accounts, may not directly purchase and redeem shares of the Portfolios. Terms governing the purchase and sale of a variable product owner’s interest in a separate account are included in the variable product prospectus.

Short Term and Excessive Trading

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. The International Growth Portfolio, the Franklin Templeton International Equity Portfolio, the MFS® Research International Core Portfolio and the MFS® Emerging Markets Equity Portfolio each has significant investments in foreign securities. Portfolios which may have significant investments in small cap securities include the Small Cap Growth Stock Portfolio, the T. Rowe Price Small Cap Value Portfolio and the Index 600 Stock Portfolio. The High Yield Bond Portfolio and the PIMCO Multi-Sector Bond Portfolio each may have significant investments in high yield securities that are thinly traded. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

By their nature, insurance company separate accounts, for which purchases and sales of Portfolio shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify market timing activity in the Portfolios. Consequently, to deter short term and excessive trading, the Fund’s Board of Directors has received and reviewed and determined to be reasonable policies and procedures adopted and implemented by Northwestern Mutual, which are designed to control abusive trading practices at the variable product owner level. Northwestern Mutual seeks to apply these policies and procedures uniformly to all investors, except to the extent it is prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by its policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing. These policies and procedures are discussed below.

In addition, to minimize harm to the Fund and its investors, the Fund reserves the right to reject without notice any purchase order (including exchanges) from any investor who it believes has a history of abusive trading or whose trading, in its sole judgment, has been or may be disruptive to investors in the Fund. Alternatively, the Fund reserves the right to accept purchases and exchanges in excess of Northwestern Mutual’s guidelines if it believes in its sole discretion that such transactions would not be inconsistent with the best interests of investors. In addition, the Fund seeks to deter abusive trading by using fair value pricing as described in the section “How Shares are Priced.”

Among the steps taken by Northwestern Mutual to reduce the frequency and effect of these abusive trading activities, are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single variable annuity contract or variable life insurance policy during a contract or policy year. A “division” is a sub-account of the separate account which corresponds to a Fund Portfolio. Further, an investor who is identified as having made a transfer in and out of the same division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next contract or policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer, and will be restricted from making additional transfers until the next contract or policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, or interest sweeps, or to initial allocations or changes in allocations. Once an investor is restricted, he will be allowed one additional transfer into the division that underlies the Money Market Portfolio until the next contract or policy anniversary date.

If Northwestern Mutual believes an investor’s trading activity is in violation of, or inconsistent with, its policies and procedures or otherwise is potentially disruptive to the Fund or harmful to its investors’ interests, the investor may be asked to stop such activities and future purchases or exchanges by the investor may be rejected without prior notice. If your investment professional provides substantially the same asset allocation or investment advice to a number of owners of Annuity Contracts or Life Insurance Policies whose investments represent a substantial portion of the assets in an

Northwestern Mutual Series Fund, Inc. Prospectus	79

underlying Portfolio, resulting trading activities may adversely affect all owners of such Annuity Contracts or Life Insurance Policies. Therefore, Northwestern Mutual may restrict the aggregate amounts your investment professional may transfer on behalf of owners he or she represents or impose additional requirements with respect to such transfer. These limitations are intended to minimize the potential adverse effect large transfers may have on the interests of all owners of Annuity Contracts and Life Insurance Policies. Because it retains discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

These policies and procedures may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion without notice; provided, however, investors would be given advance, written notice if the policies and procedures were revised to accommodate market timing.

The Fund’s Board of Directors intends to monitor events and obtain periodic reports from Northwestern Mutual on the effectiveness of its policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring and what action, if any, should be taken in response. However, the Fund may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities.

Mixed Funding

The shares of each Portfolio of the Fund are offered only to Northwestern Mutual and its separate accounts for Annuity Contracts and Life Insurance Policies. Due to differences of tax treatment and other considerations, the interests of contract and policy owners in the Fund may conflict. The Board of Directors of the Fund will monitor events for any material irreconcilable conflicts that may arise and will determine what action, if any, should be taken in response. If a conflict is identified, the Board may require one or more insurance separate accounts to withdraw its investment in the Fund, which may cause the Fund to sell securities at disadvantageous prices and disrupt orderly management of the Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. A list of the ten largest holdings for each Portfolio (other than the Money Market Portfolio), and the percentage of Portfolio net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the internet at www.nmfn.com. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Portfolio’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The holdings information will remain on the website at least until such time as the Portfolio’s complete holdings for the calendar quarter are filed with the SEC. The Fund may from time to time withhold posting to or remove from the website any portion of this information with respect to a Portfolio.

80	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Total returns do not reflect the fees and expenses separately charged by Annuity Contracts or Life Insurance Policies. If such fees and expenses were reflected, the total returns in the table would be lower. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information, both of which are available upon request. Because the Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios are newly offered and had not commenced operations during the Fund’s last fiscal year, financial information for these Portfolios is not available.

Northwestern Mutual Series Fund, Inc. Prospectus	81

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the year)

	Net Asset Value, Beginning of Year	Net Invest- ment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions From Realized Gains on Investments		Total Distribu- tions	Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Janus Capital Appreciation Portfolio
2003(a)	$1.00	$—		$.20	$.20	$(.00	)(c)	$(.00	)(c)	$(.00)	$1.20	19.90%	$ 36,730.90	%(d)	.89	%(d)	—	%(d)	.07	%(d)	33.68%
2004	1.20	.00	(c)	.23	.23	—		—		—	1.43	19.67	56,690.84		.84		—		(.03)		25.42
2005	1.43	—		.25	.25	—		(.05)		(.05)	1.63	17.00	132,679.82		.82		—		.18		45.20
2006	1.63	.01		.07	.08	(.01)		(.08)		(.09)	1.62	4.88	138,581.81		.81		—		.38		61.84
Growth Stock Portfolio
2002	$2.03	$.01		$(.43)	$(.42)	$(.02)		$—		$(.02)	$1.59	(20.83)%	$551,421	—%	—%		.43%		.76%		28.06%
2003	1.59	.01		.28	.29	(.01)		—		(.01)	1.87	18.94	665,871	—	—		.43		.77		40.89
2004	1.87	.01		.11	.12	(.01)		—		(.01)	1.98	6.67	686,849	—	—		.43		1.07		34.53
2005	1.98	.02		.13	.15	(.02)		—		(.02)	2.11	7.71	702,526	—	—		.43		.78		31.74
2006	2.11	.02		.19	.21	(.02)		—		(.02)	2.30	9.57	735,055	—	—		.43		.94		36.05
Large Cap Core Stock Portfolio
2002	$1.22	$.01		$(.35)	$(.34)	$(.01)		$—		$(.01)	$.87	(28.20)%	$365,944	—%	—%		.58%		.85%		29.20%
2003	.87	.01		.20	.21	(.01)		—		(.01)	1.07	24.05	447,554	—	—		.46		1.07		58.90
2004	1.07	.02		.06	.08	(.01)		—		(.01)	1.14	8.16	469,935	—	—		.44		1.41		33.64
2005	1.14	.01		.09	.10	(.02)		—		(.02)	1.22	8.64	494,020	—	—		.44		1.15		32.23
2006	1.22	.02		.12	.14	(.01)		—		(.01)	1.35	11.49	535,453	—	—		.44		1.25		39.39
Index 500 Stock Portfolio
2002	$2.87	$.03		$(.64)	$(.61)	$(.03)		$(.06)		$(.09)	$2.17	(22.07)%	$1,362,881	—%	—%		.21%		1.40%		6.55%
2003	2.17	.04		.56	.60	(.04)		(.01)		(.05)	2.72	28.43	1,756,120	—	—		.20		1.59		2.44
2004	2.72	.05		.24	.29	(.04)		(.03)		(.07)	2.94	10.70	1,904,122	—	—		.20		1.83		3.45
2005	2.94	.05		.08	.13	(.05)		(.05)		(.10)	2.97	4.72	1,903,641	—	—		.20		1.68		5.36
2006	2.97	.06		.39	.45	(.05)		(.11)		(.16)	3.26	15.62	2,081,399	—	—		.20		1.78		4.47
Capital Guardian Domestic Equity Portfolio
2002	$.97	$.01		$(.21)	$(.20)	$(.01)		$—		$(.01)	$.76	(21.24)%	$ 74,274.70%		.70%		—%		1.54%		22.42%
2003	.76	.01		.24	.25	(.01)		—		(.01)	1.00	34.41	136,099.67		.67		—		1.84		29.20
2004	1.00	.02		.15	.17	(.01)		(.02)		(.03)	1.14	16.85	211,977.62		.62		—		1.63		32.97
2005	1.14	.02		.07	.09	(.02)		(.08)		(.10)	1.13	8.04	273,934.60		.60		—		1.77		35.19
2006	1.13	.02		.17	.19	—		(.01)		(.01)	1.31	16.56	409,836.58		.58		—		1.99		31.59
T. Rowe Price Equity Income Portfolio
2003(a)	$1.00	$.01		$.23	$.24	$(.01)		$(.01)		$(.02)	$1.22	23.64%	$ 47,664.77	%(d)	.75	%(d)	—%		1.88	%(d)	27.27%
2004	1.22	.02		.17	.19	(.02)		(.04)		(.06)	1.35	15.16	89,747.69		.69		—		1.74		15.21
2005	1.35	.02		.04	.06	(.02)		(.06)		(.08)	1.33	4.19	132,923.68		.68		—		1.76		16.01
2006	1.33	.02		.24	.26	(.02)		(.04)		(.06)	1.53	19.15	200,507.67		.67		—		1.88		15.50
Mid Cap Growth Stock Portfolio
2002	$2.82	$—		$(.59)	$(.59)	$—		$(.05)		$(.05)	$2.18	(21.15)%	$ 994,075	—%	—%		.52%		(.11)%		43.37%
2003	2.18	—		.54	.54	—		—		—	2.72	24.69	1,187,542	—	—		.52		(.10)		63.21
2004	2.72	.00	(c)	.39	.39	—		—		—	3.11	14.22	1,278,495	—	—		.52		.05		71.24
2005	3.11	—		.19	.19	—		—		—	3.30	6.14	1,252,702	—	—		.52		.13		83.42
2006	3.30	.03		.12	.15	—		(.08)		(.08)	3.37	4.40	1,183,484	—	—		.52		.77		72.15
Index 400 Stock Portfolio
2002	$1.12	$.01		$(.17)	$(.16)	$(.01)		$—		$(.01)	$.95	(14.54)%	$225,410	—%	—%		.28%		.86%		15.60%
2003	.95	.01		.33	.34	(.01)		—		(.01)	1.28	35.01	342,500	—	—		.27		.92		9.74
2004	1.28	.01		.19	.20	(.01)		(.01)		(.02)	1.46	16.26	426,827	—	—		.26		.96		16.46
2005	1.46	.02		.15	.17	(.01)		(.07)		(.08)	1.55	12.37	490,626	—	—		.26		1.26		18.63
2006	1.55	.02		.14	.16	(.02)		(.10)		(.12)	1.59	10.04	533,740	—	—		.26		1.42		12.43
AllianceBernstein Mid Cap Value Portfolio
2003(a)	$1.00	$.01		$.32	$.33	$(.00	)(c)	$(.01)		$(.01)	$1.32	33.16%	$ 44,091.94	%(d)	.93	%(d)	—%		.70	%(d)	9.68%
2004	1.32	.01		.22	.23	(.01)		(.09)		(.10)	1.45	18.67	72,131.89		.89		—		1.00		33.05
2005	1.45	.01		.08	.09	(.01)		(.08)		(.09)	1.45	5.46	97,557.87		.87		—		.61		31.15
2006	1.45	.02		.20	.22	(.02)		(.12)		(.14)	1.53	14.49	131,016.87		.87		—		1.26		43.75
(a)	For the period of May 1, 2003 (commencement of operations) through December 31, 2003.
(b)

Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Franklin Templeton International Equity Portfolio, total return includes the effect of a management fee waiver from November 15, 2006. In the absence of such fee waiver, the total return would be less.

(c)	Amount is less than $0.005.
(d)	Computed on an annualized basis.
(e)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(f)

For the Franklin Templeton International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006, (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

82	Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS (Continued)

(For a share outstanding throughout the year)

	Net Asset Value, Beginning of Year	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions From Realized Gains on Investments	Total Distribu- tions		Net Asset Value, End of Year	Total Return(b)	Net Assets, End of Year (thousands)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Stock Portfolio
2002	$1.79	$—	$(.33)	$(.33)	$—		$—	$—		$1.46	(18.42)%	$254,880	—%	—%		.60%	(.26)%	41.87%
2003	1.46	—	.48	.48	—		—	—		1.94	33.06	366,612	—	—		.59	(.35)	84.20
2004	1.94	(.01)	.37	.36	—		—	—		2.30	18.80	442.420	—	—		.57	(.30)	87.74
2005	2.30	—	.25	.25	—		(.02)	(.02)		2.53	11.18	503,008	—	—		.56	(.09)	69.50
2006	2.53	—	.18	.18	—		(.33)	(.33)		2.38	6.68	528,612	—	—		.55	.08	82.48
T. Rowe Price Small Cap Value Portfolio
2002	$1.02	$.01	$(.07)	$(.06)	$(.01)		$—	$(.01)		$.95	(5.58)%	$ 63,083	1.02%	1.00%		—%	.54%	28.26%
2003	.95	.01	.33	.34	—		—	—		1.29	35.15	121,944.90		.90		—	.65	33.78
2004	1.29	.01	.30	.31	—		(.02)	(.02)		1.58	24.57	200,143.88		.88		—	.81	19.22
2005	1.58	.01	.10	.11	(.01)		(.04)	(.05)		1.64	7.21	245,041.87		.87		—	.63	17.74
2006	1.64	.01	.26	.27	—		(.07)	(.07)		1.84	16.55	324,973.86		.86		—	.66	21.70
International Growth Portfolio
2002	$.91	$—	$(.12)	$(.12)	$—		$—	$—		$.79	(12.34)%	$ 35,373	1.15%	1.10%		—%	.62%	27.28%
2003	.79	.01	.30	.31	(.01)		—	(.01)		1.09	38.99	66,690	1.25	1.10		—	.79	58.09
2004	1.09	.01	.23	.24	(.01)		—	(.01)		1.32	21.59	110,498.98		.98		—	.81	70.84
2005	1.32	.01	.23	.24	(.01)		(.07)	(.08)		1.48	18.00	167,550.95		.95		—	1.01	70.60
2006	1.48	.02	.29	.31	—		(.02)	(.02)		1.77	21.48	272,882.86		.86		—	1.14	82.62
Franklin Templeton International Equity Portfolio
2002	$1.26	$.02	$(.24)	$(.22)	$(.02)		$—	$(.02)		$1.02	(17.40)%	$ 563,102	—%	—%		.74%	1.72%	30.94%
2003	1.02	.03	.38	.41	(.02)		—	(.02)		1.41	40.46	795,707	—	—		.74	2.33	24.87
2004	1.41	.03	.24	.27	(.03)		—	(.03)		1.65	19.33	980,977	—	—		.72	2.23	18.65
2005	1.65	.04	.15	.19	(.03)		—	(.03)		1.81	11.52	1,139,260	—	—		.71	2.24	3.71
2006	1.81	.05	.51	.56	(.04)		—	(.04)		2.33	30.90	1,556,230.71	(g)	.70	(g)	—	2.53	12.15
Select Bond Portfolio
2002	$1.20	$.05	$.09	$.14	$(.06)		$(.01)	$(.07)		$1.27	12.09%	$584,018	—%	—%		.30%	5.01%	184.37%
2003	1.27	.05	.02	.07	(.05)		(.03)	(.08)		1.26	5.49	621,325	—	—		.30	4.03	137.05
2004	1.26	.05	.01	.06	(.05)		(.04)	(.09)		1.23	4.75	661,027	—	—		.30	3.99	213.87
2005	1.23	.05	(.03)	.02	(.04)		(.01)	(.05)		1.20	2.22	786,544	—	—		.30	4.34	179.05 (e)
2006	1.20	.05	—	.05	(.05)		—	(.05)		1.20	3.74	924,457	—	—		.30	4.85	169.55 (e)
High Yield Bond Portfolio
2002	$.65	$.07	$(.09)	$(.02)	$(.07)		$—	$(.07)		$.56	(2.89)%	$137,553	—%	—%		.54%	10.37%	89.20%
2003	.56	.05	.12	.17	(.00	)(c)	—	(.00	)(c)	.73	29.06	199,371	—	—		.52	8.66	182.10
2004	.73	.05	.03	.08	(.05)		—	(.05)		.76	12.76	229,312	—	—		.50	7.42	162.00
2005	.76	.05	(.04)	.01	(.05)		—	(.05)		.72	1.39	244,554	—	—		.48	7.16	118.63
2006	.72	.05	.01	.06	(.05)		—	(.05)		.73	9.77	276,639	—	—		.47	7.00	80.94
Balanced Portfolio
2002	$1.82	$.06	$(.20)	$(.14)	$(.06)		$—	$(.06)		$1.62	(7.54)%	$2,561,529	—%	—%		.30%	3.08%	53.12%
2003	1.62	.05	.24	.29	(.06)		—	(.06)		1.85	17.99	2,891,488	—	—		.30	2.74	69.56
2004	1.85	.05	.09	.14	(.05)		(.07)	(.12)		1.87	7.89	2,983,179	—	—		.30	2.71	100.02
2005	1.87	.05	.02	.07	(.05)		(.03)	(.08)		1.86	3.59	2,905,741	—	—		.30	2.85	80.21 (e)
2006	1.86	.06	.12	.18	(.05)		(.02)	(.07)		1.97	10.42	2,949,632	—	—		.30	3.11	70.12 (e)
Asset Allocation Portfolio
2002	$.97	$.01	$(.11)	$(.10)	$(.01)		$—	$(.01)		$.86	(10.26)%	$ 87,260.87%		.75%		—%	2.18%	112.73%
2003	.86	.02	.16	.18	(.02)		—	(.02)		1.02	20.63	130,478.73		.73		—	1.83	103.77
2004	1.02	.02	.08	.10	—		—	—		1.12	10.02	196,568.64		.64		—	1.90	116.65
2005	1.12	.02	.06	.08	(.02)		(.02)	(.04)		1.16	6.99	244,807.61		.61		—	2.18	90.04 (e)
2006	1.16	.03	.08	.11	(.02)		(.03)	(.05)		1.22	9.91	281,863.59		.59		—	2.53	86.85 (e)
Money Market Portfolio
2002	$1.00	$.02	$—	$.02	$(.02)		$—	$(.02)		$1.00	1.65%	$501,313.30	%(f)	.27	%(f)	—%	1.63%	—%
2003	1.00	.01	—	.01	(.01)		—	(.01)		1.00	1.23	399,873.30		.00		—	1.23	—
2004	1.00	.01	—	.01	(.01)		—	(.01)		1.00	1.43	344,468.30		.00		—	1.41	—
2005	1.00	.03	—	.03	(.03)		—	(.03)		1.00	2.98	339,858.30		.30		—	2.94	—
2006	1.00	.05	—	.05	(.05)		—	(.05)		1.00	4.86	390,589.30		.30		—	4.77	—
(a)	For the period of May 1, 2003 (commencement of operations) through December 31, 2003.
(b)

Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Money Market Portfolio, total return includes the effect of a management fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004. In the absence of such fee waiver, the total return would be less.

(c)	Amount is less than $0.005.
(d)	Computed on an annualized basis.
(e)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.
(f)

For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). The fee waiver ended on December 31, 2004.

(g)

For the Franklin Templeton International Equity Portfolio, expense ratios reflect total expenses before a management fee waiver in effect from November 15, 2006 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”).

Northwestern Mutual Series Fund, Inc. Prospectus	83

APPENDIX A

Performance Information of Other Accounts Managed By Capital Guardian Trust Company

The Capital Guardian Large Cap Blend Portfolio has no historical performance to report because it commenced operations on April 30, 2007.

The chart below shows the historical performance of the Capital Guardian U.S. Equity Composite (the “Composite*”). The Composite consists of all of the accounts managed by Capital Guardian Trust Company on a discretionary basis that have investment objectives, policies and strategies substantially similar to those of the Capital Guardian Large Cap Blend Portfolio. This information is not intended to imply how the Capital Guardian Large Cap Blend Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the Composite. Not all of the accounts in the Composite were subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance. The returns shown below do not reflect fees and expenses associated with any Annuity Contract or Life Insurance Policy, and would be lower if they did.

This chart does not show you the performance of the Capital Guardian Large Cap Blend Portfolio—it shows the performance of similar accounts managed by Capital Guardian Trust Company.

Average annual total returns for the periods ended December 31, 2006

Year	Capital Guardian U.S. Equity Composite	Composite adjusted to reflect expenses of the Capital Guardian Large Cap Blend Portfolio	S&P 500® Index**
1 Year	11.17%	10.32%	15.79%
5 Years	6.74%	5.88%	6.19%
10 Years	10.89%	10.03%	8.42%

The first column (after “Year”) shows performance for the Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower. Composite results reflect the reinvestment of dividends, interest and other earnings.

The second column shows the gross performance for the Composite, adjusted to reflect the estimated fees and expenses for the Capital Guardian Large Cap Blend Portfolio as set forth under the “FEES AND EXPENSES” section of the Prospectus which relates to the Capital Guardian Large Cap Blend Portfolio.

The last column shows the performance of the S&P 500® Index. Results include reinvested dividends.

*The Composite consists of portfolios with the investment objective to outperform the S&P 500® Index (or another appropriate benchmark) over a full market cycle by investing primarily in U.S. large-cap stocks with growth and value characteristics. The composite represents the total return of all U.S. Equity mandated portfolios managed on a discretionary basis by Capital Guardian Trust Company. Composite inception date is January 1, 1967. Composite creation date is January 1, 1967. Composite information has been restated for the periods ended December 31, 1993 through December 31, 2002 to retroactively include discretionary taxable portfolios that are representative of the Composite’s investment management strategy.

Portfolio segments of multiple asset class portfolios, including uninvested cash within the segment, are included in the composite. Asset mix targets are used to allocate cash to segments at the inception of a multiple asset class portfolio and when implementing asset allocation decisions, thereafter. These segments, which include uninvested cash are then managed like separate portfolios. As of December 31, 2006, 14.7% of the composite consists of portfolio segment carve-outs from multiple asset class portfolios.

** The S&P 500® Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2006, the 500 companies in the composite had a median market capitalization of $13.2 billion and a total market value of $13.0 trillion. The index cannot be invested in directly and does not include sales charges.

84	Northwestern Mutual Series Fund, Inc. Prospectus

Performance Information of Other Accounts Managed By American Century Investment Management, Inc.

The American Century Large Company Value Portfolio has no historical performance to report because it commenced operations on April 30, 2007.

The chart below shows the historical performance of the American Century Large Cap Value Equity Composite (the “Composite*”). The Composite consists of all of the discretionary accounts in excess of $5 million managed by American Century Investment Management, Inc. for at least one month that have investment objectives, policies and strategies substantially similar to those of the American Century Large Company Value Portfolio, and without significant client-imposed restrictions. Prior to January 1, 2001, the Composite did not maintain a minimum requirement.

This information is not intended to imply how the American Century Large Company Value Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the Composite. Not all of the accounts in the Composite were subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance. The returns shown below do not reflect fees and expenses associated with any Annuity Contract or Life Insurance Policy, and would be lower if they did.

This chart does not show you the performance of the American Century Large Company Value Portfolio—it shows the performance of similar accounts managed by American Century Investment Management, Inc.

Average annual total returns for the periods ended December 31, 2006

Year	American Century Large Cap Value Equity Composite	Composite adjusted to reflect expenses of the American Century Large Company Value Portfolio	Russell 1000 Value Index**
1 Year	20.91%	20.11%	22.25%
5 Years	10.67%	9.86%	10.86%
Since Inception*	8.47%	7.66%	6.64%

The first column (after “Year”) shows performance for the Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower.

The second column shows the gross performance for the Composite, adjusted to reflect the estimated fees and expenses for the American Century Large Company Value Portfolio as set forth under the “FEES AND EXPENSES” section of the Prospectus which relates to the American Century Large Company Value Portfolio.

The last column shows the performance of the Russell 1000 Value Index. Results include reinvested dividends.

*Composite inception date is May 1, 1999.

** The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2006, the average market capitalization of companies in the Index was $111.895 billion; the median market capitalization was $5.22 billion. The largest company in the Index had a market capitalization of $463.636 billion and the smallest a market capitalization of $1.335 billion

Northwestern Mutual Series Fund, Inc. Prospectus	85

Performance Information of Other Accounts Managed By American Century Investment Management, Inc.

The American Century Inflation Protection Portfolio has no historical performance to report because it commenced operations on April 30, 2007.

The chart below shows the historical performance of the American Century Inflation Protection Bond Composite (the “Composite*”). The Composite consists of all of the discretionary accounts in excess of $5 million managed by American Century Investment Management, Inc. for at least one month that have investment objectives, policies and strategies substantially similar to those of the American Century Inflation Protection Portfolio, and without significant client-imposed restrictions. Prior to January 1, 2001, the Composite did not maintain a minimum requirement.

This information is not intended to imply how the American Century Inflation Protection Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the Composite. Not all of the accounts in the Composite were subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance. The returns shown below do not reflect fees and expenses associated with any Annuity Contract or Life Insurance Policy, and would be lower if they did.

This chart does not show you the performance of the American Century Inflation Protection Portfolio—it shows the performance of similar accounts managed by American Century Investment Management, Inc.

Average annual total returns for the periods ended December 31, 2006

Year	American Century Inflation Protection Bond Composite	Composite adjusted to reflect expenses of the American Century Inflation Protection Portfolio	Citigroup U.S. Inflation-Linked Index**
1 Year	2.35%	1.70%	0.40%
Since Inception	3.27%	2.62%	3.46%

The first column (after “Year”) shows performance for the Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower.

The second column shows the gross performance for the Composite, adjusted to reflect the estimated fees and expenses for the American Century Inflation Protection Portfolio as set forth under the “FEES AND EXPENSES” section of the Prospectus which relates to the American Century Inflation Protection Portfolio.

The last column shows the performance of the Citigroup U.S. Inflation-Linked Index. Results include reinvested dividends.

*Composite inception date is June 1, 2003.

** The Citigroup U.S. Inflation-Linked Securities Index is an index that measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

86	Northwestern Mutual Series Fund, Inc. Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund’s Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund’s investments is included in the Fund’s annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio’s performance during the previous fiscal period.

To request a free copy of the Fund’s SAI, or current annual or semi-annual report, to request other information about the Fund and to make shareholder inquiries, call us at 1-888-455-2232. In addition, the Fund’s SAI and current annual or semi-annual report, and other information about the Fund, are available free of charge at www.nmfn.com. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Investment Company Act File No. 811-3990

Northwestern Mutual Series Fund, Inc. Prospectus	87

STATEMENT OF ADDITIONAL INFORMATION

Dated April 30, 2007

NORTHWESTERN MUTUAL

SERIES FUND, INC.

Consisting of

EQUITY FUNDS

GROWTH STOCK PORTFOLIO

JANUS CAPITAL APPRECIATION PORTFOLIO

LARGE CAP CORE STOCK PORTFOLIO

CAPITAL GUARDIAN LARGE CAP BLEND PORTFOLIO

INDEX 500 STOCK PORTFOLIO

AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

T. ROWE PRICE EQUITY INCOME PORTFOLIO

MID CAP GROWTH STOCK PORTFOLIO

(formerly named Aggressive Growth Stock Portfolio)

INDEX 400 STOCK PORTFOLIO

ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

SMALL CAP GROWTH STOCK PORTFOLIO

INDEX 600 STOCK PORTFOLIO

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

INTERNATIONAL FUNDS

INTERNATIONAL GROWTH PORTFOLIO

MFS® RESEARCH INTERNATIONAL CORE PORTFOLIO

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

MFS® EMERGING MARKETS EQUITY PORTFOLIO

FIXED INCOME FUNDS

MONEY MARKET PORTFOLIO

SHORT-TERM BOND PORTFOLIO

SELECT BOND PORTFOLIO

PIMCO LONG-TERM U.S. GOVERNMENT BOND PORTFOLIO

AMERICAN CENTURY INFLATION PROTECTION PORTFOLIO

HIGH YIELD BOND PORTFOLIO

PIMCO MULTI-SECTOR BOND PORTFOLIO

ALLOCATION FUNDS

BALANCED PORTFOLIO

ASSET ALLOCATION PORTFOLIO

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”), dated April 30, 2007. A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444. This Statement of Additional Information relates to each series portfolio listed above (each, a “Portfolio” and together, the “Portfolios”).

The financial statements of the Fund and the report of the independent registered public accounting firm thereon are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report to Shareholders for the year ended December 31, 2006. See “Financial Statements.” No other information is incorporated by reference.

INVESTMENT POLICIES

The following information supplements the discussion of investment objectives, strategies and risks in the Fund’s Prospectus. A Portfolio’s investment objective and policies that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the Investment Company Act of 1940 (“1940 Act”), meaning approval by the lesser of (1) the holders of 67% or more of a Fund’s shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund’s outstanding shares are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares. Other policies may be changed without shareholder approval.

Investment Restrictions

Investment restrictions that are expressed as a percentage limitation are not considered violated unless the limitation is exceeded by virtue of an acquisition of securities or assets or borrowings. The calculation of total assets for purposes of applying an investment restriction is determined exclusive of any cash collateral held in connection with securities lending activities. Currently the Fund does not avail itself of any SEC exemptive orders or no-action letters relieving it from limitations in its investment restrictions, except an exemption from the limitation on industry concentration for its Index 400 and Index 500 Stock Portfolios permitting those Portfolios to exceed the limitation to the extent necessary to replicate the indices used as their respective benchmarks.

Fundamental Policies. The following investments are designated as fundamental policies.

1.	Industry Concentration. Each Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio will not purchase securities if, as a result of such purchase, the Portfolio’s investments would be concentrated, within the meaning of the 1940 Act, and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. (Note: For purposes of this limitation, the Fund generally relies on industry classifications published by Bloomberg L.P. To the extent the Fund determines the characteristics of companies within a particular Bloomberg classification to be materially different, it may further classify issues in accordance with industry classifications published by the SEC. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.)

2.	Loans. A Portfolio may not make loans to other persons, except to the extent permitted by the 1940 Act and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. (Note: This restriction shall not prevent the Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC. The Portfolio’s policies regarding the lending of portfolio securities are described elsewhere in this Statement of Additional Information (“SAI”). The Portfolio may not make loans to affiliated investment companies, except upon receipt of an exemptive order from the SEC.)

3.	Securities Underwriting. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. ( Note: This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of Portfolio securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Portfolio from selling its own shares.)

4.	Real Estate. A Portfolio may not purchase or sell real estate. (Note: This restriction does not prevent the Portfolio from investing in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.)

5.	Commodities. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. (Note: This restriction does not prohibit the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC, so long as such activities do not cause it to violate its operating policy prohibiting the Portfolio from being deemed a commodity pool.).

6.	Senior Securities. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. (Note: This restriction shall not be deemed to prohibit the Portfolio from engaging in the following activities provided liquid assets are segregated (or margin, collateral or escrow arrangements are established to cover the related obligations) (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. The Portfolio is permitted to borrow from banks in amounts up to 33- 1/3% of its assets.)

7.	Borrowing. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC. (Note: The Portfolio’s borrowings for leverage and investment are further limited by its operating policies discussed below.)

8.	Diversification. All of the Portfolios, except the Index 500 Stock Portfolio, Index 400 Stock Portfolio and Index 600 Stock Portfolio shall be diversified investment companies as defined under the 1940 Act. The Index 500 Stock Portfolio, Index 400 Stock Portfolio and Index 600 Stock Portfolio shall be non-diversified investment companies as defined under the 1940 Act. (Note: The term “non-diversified,” means that more than 25% of a Portfolio’s total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio’s total assets or more than 10% of such securities’ outstanding voting securities. Any Portfolio that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code discussed in this SAI under “Taxes.”)

For purposes of applying Fundamental Investment Restriction number 1, above, the Fund will apply its concentration limitation in a manner that capture’s the Fund’s economic exposure to an industry by virtue of its investments in derivative securities (i.e., by looking through to the reference instrument that underlies the derivative securities.)

Operating Policies

The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed without shareholder approval.

1.

Securities of Single Issuer. With respect to 75% of its total assets, a Portfolio, other than the Index 500 Stock Portfolio, the Index 400 Stock Portfolio and the Index 600 Stock Portfolio, may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

2.	Investment Companies. A Portfolio may not purchase the securities of any other investment company, except (a) in compliance with the 1940 Act and (b) for the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio only, securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc.

3.	Illiquid Investments. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Money Market Portfolio the limit is 10%.

4.	Margin Transactions. A Portfolio may not purchase securities on margin, except to the extent permitted under the 1940 Act. A Portfolio may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

5.	Borrowing for Leverage and Investment Purposes. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets.

6.	Commodities. A Portfolio may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a “commodity pool” as defined in the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission.

7.	Repurchase Agreements. A Portfolio may not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days, nor invest in any repurchase agreements with maturities of over 30 days or enter into repurchase agreements with The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”).

Repurchase Agreements

Each Portfolio may invest in repurchase agreements subject to the operating policies discussed under “Investment Restrictions.” A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio’s net income declared as dividends. Each Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Portfolio may invest. Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with Northwestern Mutual.

Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio’s intention not to sell securities subject to repurchase agreements prior to the agreement’s maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, prior to entering into any repurchase agreement, the Portfolio shall adopt standards of creditworthiness for the broker-dealers with which the Portfolio intends to enter into repurchase agreements, and will monitor the creditworthiness of such broker-dealers.

Derivative Securities

To the extent permitted by its investment objectives and policies, each Portfolio may invest in derivative securities. Generally, a derivative security is a financial arrangement, the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments include asset-backed securities (ABS), asset-backed commercial paper (ABCP), commercial and residential mortgage-backed securities (MBS), collateralized debt obligations (CDO), collateralized loan obligations (CLO), and securities backed by other types of collateral or indices. For example, Standard & Poor's Depositary Receipts, also known as “SPDRs”, track the price performance and dividend yield of the S&P Index by providing a stake in the stocks that make up that index. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depositary receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded over the counter. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Portfolio from exposure to changing interest rates, securities prices or currency exchange rates, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Portfolios may also use derivative securities for non-hedging purposes, such as seeking to enhance return.

No Portfolio may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Portfolios may not invest in oil and gas leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•	the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate;

•

the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•

the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and the risk that the counterparty will fail to perform its obligations.

Pass-Through Securities

The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios.

The Portfolios also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios’ Prospectus may apply.

The most common type of pass-through securities is mortgage-backed securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

Certificates issued by the Government National Mortgage Association (“Ginnie Mae Certificates”) are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Government National Mortgage Association (“GNMA”) is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e. not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs, which are pass-through securities, each representing an undivided interest in a pool of residential mortgages, resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies. Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage- related security meets the Adviser’s or Sub-Adviser’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the original/servicers and poolers, the securities meet the Adviser’s or Sub-Adviser’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Portfolios’ industry concentration restrictions, set forth herein by virtue of the exclusion from the test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolios take the position the mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are either U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is currently being paid off. When the Series A, B, and C Bond are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- and asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and it terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan association, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payment of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the insurer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of a related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rats, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limited on the allowable annual of lifetime increase that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitations, a Portfolio holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The PIMCO Long-Term U.S. Government Bond Portfolio and the PIMCO Multi-Sector Bond Portfolio have adopted a policy under which the respective Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related and other asset-backed IO, PO or inverse floater securities.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Collateralized Debt Obligations. The Portfolios may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two and more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most several circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting ranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on a type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Portfolios’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolios may invest in COs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Other Asset-Backed Securities. It is expected that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early pre-payment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, a Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Consistent with a Portfolio’s investment objectives and policies, the Adviser or Sub-Adviser may invest in other types of asset-backed securities.

Adjustable Rate Securities (Including Variable Rate Securities)

Generally, the maturity of a security is the period remaining until the date (noted on the instrument) on which the principal amount of the instrument must be paid; in the case of a security scheduled to be redeemed, this is the date on which the redemption payment must be made. In some cases, securities are issued that either provide for payment upon “demand” or that provide for a periodic adjustment of the interest rate by a predetermined formula or based on an index such that fluctuation in the principal value of the security is minimized. As a technical matter, such securities may have long-term maturities, but typically are treated as a short-term investment if certain conditions are satisfied. These securities, which may take a variety of forms including variable rate, floating rate and put option securities, have less potential for capital appreciation (or depreciation) than fixed rate securities. For the Money Market Portfolio, the Portfolio determines the maturity of variable rate securities in accordance with Securities and Exchange Commission Rule 2a-7 under the 1940 Act that allow the Portfolio to consider certain of such instruments as having maturities less than the maturity date on the instrument.

Zero Coupon, Step Coupon And Pay-In-Kind Securities

Each Portfolio may invest up to 10% (without limit for the High Yield Bond Portfolio and Select Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

Although reinvestment risk of income received during the life of these types of bond is reduced or eliminated, they still involve interest rate and credit risk. Also, generally the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts

The Portfolios may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectus.

Short Sales

Each Portfolio may engage in “short sales against the box.” This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

The Portfolios may also engage in “naked” short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Portfolio may engage in naked short sales when its portfolio manager anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. To the extent a Portfolio engages in short sales, it may incur interest and/or dividend expense. A Portfolio’s ability to use short sales may be further restricted by the Adviser’s imposition of a limit on the amount of interest expense to be incurred by a Portfolio. The total market value of all of a Portfolio’s naked short sale positions will not exceed 5% of its net assets.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in short sales.

Swap Agreements and Options on Swap Agreements

Each Portfolio, consistent with its investment objective and policies, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, as well as caps, floors, credit default swaps and total return swaps. To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swap options”).

A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, to gain exposure to certain markets, securities or asset classes in the most economical way possible, to create synthetic securities, to synthetically capture the performance of an index or to structure transactions designed for other purposes consistent with a Portfolio’s investment strategy.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates or return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, security or in a ‘basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a Portfolio’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Consistent with a Portfolio’s investment objectives and general investment polices, certain of the Portfolios may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.

A Portfolio may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Portfolio may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option, the Portfolio will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by the Portfolios would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board of Directors. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. Each Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets (15% for the American Century Inflation Protection Portfolio).

A Portfolio may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to additional risks such as illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid by the Adviser or Sub-Adviser, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark’ cash or assets determined to be liquid by the Adviser or Sub-Adviser, or enter into offsetting positions, with a value of least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss.

Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser’s or Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. This may be hard to do because swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and therefore subject to a Portfolio’s limitation on investing in illiquid securities. Since swap agreements may be illiquid they may be more difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolios will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolios’ repurchase agreement guidelines). Certain restrictions imposed on the Portfolios by the Internal Revenue Code may limit the Portfolios’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Portfolio’s interest. A Portfolio bears the risk that the Adviser or Sub-Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Portfolio. If the Adviser or Sub-Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Portfolio will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Portfolio. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Many swaps are complex and often valued subjectively.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission (“CFTC”). To quality for this exemption, a swap agreement must be entered into by “eligible participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligation sunder the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Financial Futures And Forward Contracts

Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. The Portfolios may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios’ custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers.

Under exemptive regulations adopted by the CFTC, each of the Portfolios will not be registered with, or regulated by the CFTC as a “commodity pool operator.” The CEA defines the term “commodity pool operator” to mean “any person engaged in a business that is of the nature of an investment trust, syndicate, or similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property, either directly or through capital contributions, the sale of stock or other forms of securities, or otherwise, for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market or derivatives transaction execution facility.” The Portfolios have claimed an exclusion from the “commodity pool operator” definition as investment companies registered under the 1940 Act, and therefore are not subject to registration and regulation as “commodity pool operators.”

Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio’s return could be diminished due to the opportunity losses of foregoing other potential investments.

With respect to futures contracts that are not legally required to “cash settle,” a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the full notional value of the futures contact. With respect to futures that are required to “cash settle,” however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio’s daily marked to market (net) obligation, if any, (in other words, the Portfolio’s daily net liability, if any) rather than the notional value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of the futures contract.

The primary purposes a Portfolio enters into futures contracts are to meet the liquidity needs of the Portfolio while maintaining the Portfolio’s exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio’s obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio’s interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio’s overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager’s investment judgment proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio’s portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures’ price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

A Portfolio may enter into a forward contract for any legal purpose consistent with its investment objective. The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”).

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios’ custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio’s commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio’s commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Portfolios’ ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

Eurodollar Futures Contracts Or Options Thereon. A Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Federal Income Tax Treatment Regarding Futures Contracts. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a “mixed straddle”, the recognition of losses may be deferred to a later taxable year.

In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is expected to be treated as gain from the sale of securities and therefore is qualifying income.

Options on Securities and Foreign Currencies

In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

A put option written by a Portfolio is “covered” if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios’ custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a Portfolio is “covered” if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios’ custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction”. This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction”. This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

The Portfolios may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is “covered” if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios’ custodian.

The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in options transactions on securities.

Hybrid Instruments

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. Each of the Portfolios (except for the Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Normally, a hybrid instrument may be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of underlying assets such as, for example, securities, currencies, intangibles, goods, articles or commodities. Alternatively, interest and/or principal or stated amounts payable may be determined by reference to a benchmark such as, for example, another objective index, economic factor, or other measure, interest rates, currency exchange rates, or commodity or securities indices. Because of these structural differences, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrids may also include range floaters which are a deposit or a note that accrues interest daily when the underlying reference point is within a predetermined range and accrues at a below-market rate (normally 0%) when outside that range.

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value. See “Inverse Floaters” below for additional information.

There is no guarantee that the use of hybrid instruments will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issue of the hybrid instrument. Additionally, the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and the underlying benchmarks or prices for the underlying assets may be highly volatile and this volatility may be magnified still further by the terms of the hybrid instrument itself. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates, or bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter situation may result in leverage, meaning that the hybrid instrument is structured such that the risk of loss, as well as the potential for gain, is magnified. Under certain conditions, the redemption value of such an instrument could even be zero. Hybrid instruments may also involve greater liquidity risk than other types of investments; since they are often individually negotiated to meet the portfolio needs of a particular investor, the number of other investors that are willing and able to buy such investments in the secondary market may be smaller than that for more traditional investments. Hybrid instruments also may not be subject to regulation by federal agencies such as the CFTC and the SEC, which generally regulate the trading of commodities and securities, respectively.

Future Developments

The Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative product which is not presently contemplated for use by the Portfolios or which are not currently available, but which may be developed, to the extent such opportunities are both consistent with the Portfolios’ respective investment objectives and legally permissible for the Portfolios. Before making such investments, the Fund would supplement the disclosure in its Prospectus or SAI, if it determined it to be appropriate.

Investment Company Securities And Exchange Traded Funds

From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act and rules, regulations and exemptive orders issued by the SEC thereunder. Investment companies may include index-based investments such as exchange traded funds (“ETFs”), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Reverse Repurchase Agreements

Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Portfolio would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Preferred Stocks

Each of the Portfolios may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Convertible Securities

Each of the Portfolios may invest convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A Portfolio generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Unlike a convertible security that is a single security, a synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange or NASDAQ. The two components of a synthetic convertible security, which will be issued with respect to the same entity generally are not offered as a unit, and may be purchased and sold by a Portfolio at different times. Synthetic convertible securities differ from convertible securities in certain respects. Each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in a synthetic convertible security involves the risk normally found in holding the securities comprising the synthetic convertible security.

Warrants

Each of the Portfolios may invest in warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. In no event will a Portfolio’s investment in warrants exceed 5% of its net assets. For the T. Rowe Price Small Cap Value, T. Rowe Price Equity Income and Capital Guardian Domestic Equity Portfolios, investments in warrants will not exceed 20% of the net asset value of the Portfolio.

High-Yield, High-Risk Bonds

Each of the Portfolios, except the Money Market Portfolio, may invest in high-yield, high-risk bonds, commonly referred to as “junk” bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but is not as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

The Capital Guardian Domestic Equity Portfolio does not currently intend to invest in high-yield, high risk bonds.

Inflation-Indexed Bonds

The Portfolios may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies an instrumentalities. Inflation-indexed bonds are debt instruments whose principal value is adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of the semiannual coupon.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a Portfolio holding these securities will fall. Investors in the Portfolios should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a Portfolio’s net asset value could be negatively affected.

Inflation-linked Treasury Securities. Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of return or inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology - The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation – The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the different between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-liked U.S. Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Investors in a Portfolio will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the Portfolio’s portfolio. An investment in a Portfolio may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities.

U.S. Government Agencies. A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities. Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Inverse Floaters

Each Portfolio may hold inverse floaters, if consistent with their respective investment objectives and strategies. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchase fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)	Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)	Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The second market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.

TracersSM/TrainsSM

The Fixed Income Portfolios (other than the PIMCO Long-Term U.S. Government Bond Portfolio) may invest in TRACERS and TRAINS which represent ownership of a specified percentage of each security in an underlying pool of securities. Owners are entitled to receive a pro rata share of distributions from the underlying securities. In the event an underlying security is downgraded by a rating agency, that portion of the investment product will be redeemed and the underlying security will be distributed to the owner pro rata or the owner may receive cash proceeds. The risk of owning these products are the same as owning the individual securities, but enable the Portfolios to be more diversified by owning a single security.

Event-Linked Exposure

Certain Portfolios may obtain event-linked exposure by investing in “event-linked bonds,” or “event-linked swaps” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specific actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Private Placements and Illiquid Assets” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the Portfolio.

Variable Rate Securities

Each of the Portfolios may invest in variable rate securities. Variable rate securities bear rates of interest that are adjusted periodically or which “float” continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission Rules that allow the Fund to consider certain instruments as having maturities less than the maturity date on the instrument.

The Capital Guardian Domestic Equity Portfolio does not currently intend to invest in variable rate securities.

Loans and Other Direct Debt Instruments

Each of the Portfolios may invest in loans and other direct debt instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Portfolios limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios’ investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

The Capital Guardian Domestic Equity Portfolio does not currently intend to invest in loans and other direct debt instruments.

Firm Commitment Agreements and “When-Issued” Securities

Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a “when-issued” basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities. The longer the period between purchase and settlement, the greater the risks and the longer the period during which alternative investment options are unavailable to the Portfolio.

Eurodollar Certificates of Deposit

Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Dollar Roll Transactions

Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the “counterparty”) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A Portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets

Each Portfolio may invest up to 15% of its total assets in securities acquired in private placement transactions and other illiquid assets. For the Money Market Portfolio, the limit is 10%. For the purpose of determining each Portfolio’s net asset value, these assets will be valued at their fair value as determined in good faith by the Portfolio’s Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the 1933 Act, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. A Portfolio’s investment adviser or sub-adviser determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Portfolio. The investment adviser or sub-adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio’s net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer. With respect to sub-advised Portfolios, the Adviser takes into account the views of the Sub-Adviser with respect to the foregoing factors.

Securities Lending

Each Portfolio other than the Capital Guardian Large Cap Blend, American Century Large Company Value, MFS® Research International Core, MFS® Emerging Markets Equity, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection, PIMCO Multi-Sector Bond and Money Market Portfolios may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the Adviser to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Capital Guardian Domestic Equity Portfolio does not currently intend to engage in securities lending.

Securities on Restricted Lists

A Portfolio may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of the Portfolio’s investment adviser (or its Sub-Adviser) or certain of its corporate affiliates. An issuer may be placed on one or more of these restricted lists, for example, (i) when certain employees of an adviser or its corporate affiliates come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer or security on the restricted list of a Portfolio’s investment adviser or Sub-Adviser or certain of its corporate affiliates could impair the Portfolio’s ability to sell and buy securities.

Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest Rates

Foreign Securities Each Portfolio may invest all or a portion of its assets in foreign securities, meaning securities of issues domiciled in foreign countries.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. To the extent issues domiciled in the U.S. have extensive business markets or operations overseas, certain of these risk factors may also be present when investing in the securities of those U.S. issuers.

Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may be greater for some emerging market countries than others. Currently, emerging market countries include, for example, China, India and a number of countries in Eastern Europe, Latin America and Southeast Asia. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

Currency Each Portfolio’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Further, certain currencies may not be internationally traded. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar.

Certain currencies may experience a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio’s securities are denominated may have a detrimental impact on that Portfolio. A Portfolio’s manager endeavors to follow a flexible policy seeking to avoid unfavorable consequences and to take advantage of favorable developments that may impact securities denominated in foreign currencies. The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Foreign interest rates To the extent each Portfolio invests in debt securities denominated in a particular foreign currency, changes in interest rates in the domicile country of that currency will affect the value of the assets so invested and, consequently, the Portfolio’s share price. Rising interest rates in a foreign country, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security denominated in that country’s currency to decrease, having a negative effect on the value of the Portfolio’s shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times. Fluctuations in foreign interest rates will not necessarily correspond with fluctuations in U.S. interest rates.

Initial Public Offerings

Each Portfolio may participate in initial public offerings. For IPO offerings in which the Adviser or Sub-Adviser of a Portfolio is offered a relatively small number of shares, a disproportionate number of such shares may be allocated to that Portfolio, in the Adviser’s or Sub-Adviser’s discretion.

In its early years of operation, the Small Cap Growth Stock Portfolio benefited from participation in a number of initial public offerings which experienced almost immediate appreciation.

Portfolio Turnover

Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. It is anticipated that the annual portfolio turnover rate for the Index 500 Stock Portfolio will not exceed 7%, that the rate for the Asset Allocation Portfolio will generally not exceed 200%, and that the rates for the High Yield Bond and Select Bond Portfolios will generally not exceed 250%. For the other Portfolios, it is anticipated that the rate will generally not exceed 100%. Factors that might cause actual portfolio rates to differ from these anticipated rates include, for example, market and economic factors, and portfolio re-positioning in response to a shift in strategy or outlook. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

The Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios commenced operations on April 30, 2007 and as of the date hereof did not have any historical portfolio turnover rates.

For years 2005 and 2006, the portfolio turnover rates for the Portfolios which were effective during such periods were:

Portfolio Turnover Rate	2005	2006
Growth Stock	31.74%	36.05%
Janus Capital Appreciation	45.20%	61.84%
Large Cap Core Stock	32.23%	39.39%
Index 500 Stock	5.36%	4.47%
Capital Guardian Domestic Equity	35.19%	31.59%
T. Rowe Price Equity Income	16.01%	15.50%
Mid Cap Growth Stock	83.42%	72.15%
Index 400 Stock	18.63%	12.43%
AllianceBernstein Mid Cap	31.15%	43.75%
Small Cap Growth Stock	69.50%	82.48%
T. Rowe Price Small Cap Value	17.74%	21.70%
International Growth	70.60%	82.62%
Franklin Templeton International Equity	3.71%	12.15%
Select Bond	179.05%	169.55%
High Yield Bond	118.63%	80.94%
Balanced	80.21%*	70.12%
Asset Allocation	90.04%*	86.85%

The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio’s securities for the year stated as a percentage of the monthly average value of the Portfolio’s securities.

*	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

U.S. Government and Government Agency Obligations

U.S Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association which guarantee is supported by the full faith and credit of the U.S. government.

U.S Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

•	Student Loan Marketing Association,

•	Federal Home Loan Banks,

•	Federal Intermediate Credit Banks and

•	the Federal National Mortgage Association.

U S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Banks ("FHLBs") and the Federal Home Loan Mortgage Corporation ("Freddie Mad') are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the fixture, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers' acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust of other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at the stated maturity date and bearing interest at a fixed rate. Fixed time deposits are bank obligations payable at a stated maturity date and being interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight de posits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by a U.S. Government agency or instrumentality.

MANAGEMENT OF THE FUND

General

The Board of Directors of the Fund is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the Adviser, the Sub-Advisers where applicable and the officers of the Fund. Information about the Directors and Officers of the Fund, together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information is set forth in Appendix B.

An Audit Committee and Nominating Committee have been established for the Fund. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund’s financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees when, in its judgment, such meetings are warranted. The Nominating Committee is authorized to select and nominate those Directors of the Fund who are not “interested persons” of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). As of April 30, 2007, the Audit and Nominating Committees were comprised of Ms. Allison and Messrs. Huffman, Knetter, McIntosh and Smith, each of whom is not an “interested person” of the Fund within the meaning of the Investment Company Act. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. Four meetings of the Audit Committee were held in the fiscal year ended December 31, 2006. The Nominating Committee meets when necessary to consider the nomination of new Directors. Three meetings of the Nominating Committee were held in the fiscal year ended December 31, 2006.

Codes of Ethics

The Fund, Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC, as well as each of the Sub-Advisers to the Portfolios, have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Investment Advisory Agreements

On an annual basis, the Directors of the Fund request and evaluate information that they and the Fund’s investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street

Advisors, LLC, in accordance with their respective responsibilities under the 1940 Act. A discussion regarding the action taken and the basis for approval by the Fund’s Board of Directors of each advisory and sub-advisory agreement approved during the reporting period appears in the Fund's annual and semi-annual shareholder reports.

Compensation of Officers and Directors

The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. During fiscal year 2006, Mason Street Advisors, LLC, the investment advisor to the Fund, paid Messrs. McIntosh and Smith for their services as Directors of the Fund, a total of $54,500 per year, consisting of a $35,000 retainer and $19,500 in meeting fees. Ms. Allison joined the board in August 2006 and received a $17,500 retainer (representing a pro rata portion of the $35,000 retainer), and $10,000 in meeting fees. (Messrs. McIntosh and Smith also received $1,500 each from Mason Street Funds, Inc. for their services as a director of such funds during 2006. Mason Street Funds, Inc., a member of the “Fund Complex” in the chart below, was a registered open-end investment company for which MSA served as investment advisor. As of March 31, 2006, the portfolios of the Mason Street Funds, Inc. were reorganized into newly created and existing funds that are part of mutual fun families not overseen by the Directors.) Director compensation is established by the Directors and is reevaluated annually, typically at its meeting in February.

The table below sets forth the compensation paid to the Directors of the Fund during the 2006 fiscal year, including payments they received from the Mason Street Funds for services as directors of the Mason Street Funds.

Compensation Table

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued as Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Series Fund Registrant and Fund Complex Paid to Directors in 2006
Interested Director
Edward J. Zore Director	None	None	None	None
Independent Directors
William A. McIntosh, Director	None	None	None	$56,000
Louis A. Holland [1] Director	None	None	None	$33,000
Michael G. Smith Director	None	None	None	$56,000
Miriam M. Allison[2] Director	None	None	None	$27,500

[1]	Mr. Martin F. Stein, a former director, died in March 2006 and is therefore not included in the chart, and Mr. Holland resigned as a director of the Fund in April 2006.

[2]	Ms. Allison was elected a director in August 2006 and therefore did not serve for the entire fiscal year represented by the chart.

Directors’ Holdings

The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings as of December 31, 2006, of the independent and interested directors, who were directors on April 30, 2007. These holdings are indirect, based on investments in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company. In addition, the amount owned by the directors and officers as a group is less than 1% of the Fund. The independent directors would no longer be considered independent if they were to invest in variable annuity contracts and variable life policies issued by Northwestern Mutual (and thereby indirectly invest in the Portfolios).

	Smith	McIntosh	Allison	Huffman	Knetter	Zore*
Aggregate Holdings, All Portfolios	NONE	NONE	NONE	NONE	NONE	OVER $100,000
Growth Stock Portfolio	None	None	None	None	None	None
Janus Capital Appreciation Portfolio	None	None	None	None	None	None
Large Cap Core Stock Portfolio	None	None	None	None	None	None
Capital Guardian Large Cap Blend Portfolio	None	None	None	None	None	None
Index 500 Stock Portfolio	None	None	None	None	None	Over $100,000
American Century Large Company Value Portfolio	None	None	None	None	None	None
Capital Guardian Domestic Equity Portfolio	None	None	None	None	None	None
T. Rowe Price Equity Income Portfolio	None	None	None	None	None	None
Mid Cap Growth Stock Portfolio	None	None	None	None	None	$50,001- $100,000
Index 400 Stock Portfolio	None	None	None	None	None	Over $100,000
AllianceBernstein Mid Cap Value Portfolio	None	None	None	None	None	None
Small Cap Growth Stock Portfolio	None	None	None	None	None	None
Index 600 Stock Portfolio	None	None	None	None	None	None
T. Rowe Price Small Cap Value Portfolio	None	None	None	None	None	None
International Growth Portfolio	None	None	None	None	None	None
MFS® Research International Core Portfolio	None	None	None	None	None	None
Franklin Templeton International Equity Portfolio	None	None	None	None	None	Over $100,000
MFS® Emerging Markets Equity Portfolio	None	None	None	None	None	None
Money Market Portfolio	None	None	None	None	None	None
Short-Term Bond Portfolio	None	None	None	None	None	None
Select Bond Portfolio	None	None	None	None	None	None
PIMCO Long-Term U.S. Government Bond Portfolio	None	None	None	None	None	None
American Century Inflation Protection Portfolio	None	None	None	None	None	None
High Yield Bond Portfolio	None	None	None	None	None	$10,001- $50,000
PIMCO Multi-Sector Bond Portfolio	None	None	None	None	None	None
Balanced Portfolio	None	None	None	None	None	None
Asset Allocation Portfolio	None	None	None	None	None	None

*	Mr. Zore is an Interested Director, as described in the “Management of the Fund - General” section.

Messrs. Smith and Huffman previously owned, but no longer own, units of AllianceBernstein Holding L.P. AllianceBernstein Holding L.P. is a publicly-traded partnership with a passive, minority interest in AllianceBernstein L.P., sub-advisor to the AllianceBernstein Mid Cap Value Portfolio. According to AllianceBernstein L.P.’s 2005 Annual Report, AllianceBernstein L.P.’s majority owner, AllianceBernstein Corporation, rather than AllianceBernstein Holding L.P., generally has the exclusive right and full authority to manage, conduct, control and operate AllianceBernstein L.P.’s business affairs.

OWNERSHIP OF SHARES OF THE FUND

All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable income policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.

The tables set forth in Appendix C show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2007.

The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

The Fund’s investment adviser, Mason Street Advisors, LLC (“MSA”), is a wholly-owned company of Northwestern Mutual. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the “Agreements”). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money

Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.

For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.

The following table reflects the advisory fees received by MSA for fiscal years ended December 31, 2004, December 31, 2005 and December 31, 2006, for its services as investment advisor to the Fund with respect to Portfolios which were in existence during such period. The Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios had not commenced operations during the Fund’s last fiscal year and, therefore, such Portfolios paid no advisory fees to MSA during that period.

Name of Fund	2006	2005	2004
Growth Stock Portfolio	$2,970,468	2,873,418	2,786,105
Janus Capital Appreciation Portfolio	1,060,679	708,724	345,805
Large Cap Core Stock Portfolio	2,176,507	2,051,389	1,933,138
Index 500 Stock Portfolio	3,904,390	3,736,784	3,576,912
Capital Guardian Domestic Equity Portfolio	1,898,626	1,458,077	1,013,694
T. Rowe Price Equity Income Portfolio	1,030,144	729,586	428,127
Mid Cap Growth Stock Portfolio	6,367,740	6,282,923	6,185,067
Index 400 Stock Portfolio	1,296,079	1,118,182	938,500
AllianceBernstein Mid Cap Value Portfolio	959,580	710,012	465,250
Small Cap Growth Stock Portfolio	2,852,064	$2,543,865	$2,169,834
T. Rowe Price Small Cap Value Portfolio	2,411,883	1,843,880	1,300,634
International Growth Portfolio	1,549,674	911,298	624,626
Franklin Templeton International Equity Portfolio	8,663,137	6,846,001	5,621,401
Money Market Portfolio	1,105,835	1,029,176	1,094,309
Select Bond Portfolio	2,527,449	2,173,266	1,886,717
High Yield Bond Portfolio	1,175,924	1,092,620	990,212
Balanced Portfolio	8,655,900	8,743,246	8,689,223
Asset Allocation Portfolio	1,398,805	1,188,539	917,215

MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the Agreements.

“Northwestern Mutual Life” is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time MSA ceases to be the investment adviser to the Fund or if MSA ceases to be an affiliated company of Northwestern Mutual.

The Sub-Advisers

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the Americas, New York, New York 10105, provides investment services to the AllianceBernstein Mid Cap Value Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays AllianceBernstein at the annual rate of 0.72% on the first $25 million, 0.54% on the next $225 million and 0.50% on assets in excess of $250 million, subject to a minimum annual fee of $16,000.

American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, provides investment services to the American Century Large Company Value Portfolio and the American Century Inflation Protection Portfolio, pursuant to an investment sub-advisory agreement. American Century has been managing funds since 1958. It is responsible for managing the investments of the American Century Large Company Value Portfolio and the American Century Inflation Protection Portfolio and directing the purchase and sale of their investment securities. For the services provided for the American Century Large Company Value Portfolio, MSA pays American Century a fee at an annual rate of 0.47% on the first $100 million, 0.42% on the next $150 million and 0.38% on assets in excess of $250 million. For the services provided for the American Century Inflation Protection Portfolio, MSA pays American Century a fee at an annual rate of 0.32% on the first $100 million, 0.30% $250 million on the next $150 million and 0.25% on assets in excess of $250 million.

Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Capital Guardian Domestic Equity Portfolio and the Capital Guardian Large Cap Blend Portfolio, pursuant to investment sub-advisory agreements. Capital Guardian is a wholly-owned indirect subsidiary of The Capital Group Companies, Inc. For services provided on behalf of the Capital Guardian Domestic Equity Portfolio, MSA pays Capital Guardian an annual fee of $375,000 on the Portfolio’s assets with a market value of $100 million or less. Once the account satisfies the minimum account size of $100 million and its corresponding minimum annual fee of $375,000, then the fees will be charged according to the following rates:

Market Value:	Annual Fee Rate
First $25MM	0.55 of 1%
Next $25MM	0.40 of 1%
Over $50MM	0.275 of 1%

For services provided on behalf of the Capital Guardian Large Cap Blend Portfolio, MSA pays Capital Guardian a fee at an annual rate of 0.46% on the first $150 million, 0.40% on the next $150 million, 0.35% on the next $200 million, and 0.30% on assets in excess of $500 million. A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates.

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado 80206, provides investment services to the Janus Capital Appreciation Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays Janus Capital at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million.

Massachusetts Financial Company (“MFS®3”), 500 Boylston Street, Boston, Massachusetts 02116, provides investment advisory services to the MFS Emerging Markets Equity Portfolio and the MFS Research International Core Portfolio. Subject to the supervision of the Board of Directors and the Adviser, MFS is responsible for managing the Portfolios’ investments, executing transactions. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS® is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc., a diversified financial services organization. For the services provided to the MFS Emerging Markets Equity Portfolio, MSA pays MFS a fee at an annual rate of 0.80% on the first $250 million, 0.75% on the next $250 million, 0.65% on the next $500 million, and 0.50% on assets in excess of $1 billion. For fee services provided to the MFS Research International Core Portfolio, MSA pays MFS a fee at an annual rate of 0.55% on the first $250 million, 0.50% on the next $250 million, 0.45% on the next $500 million, and 0.40% on assets in excess of $1 billion.

Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, California 92660, provides investment advisory services to the PIMCO Multi-Sector Bond Portfolio and the PIMCO Long-Term U.S. Government Bond Portfolio. PIMCO is a majority-owed subsidiary of Allianz Global Investors of America L.P. Allianz SE is the indirect majority owner of Allianz Global Investors of America L.P. Allianz SE is a European-based, multi-national insurance and financial services holding company. Subject to the supervision of the Board of Directors and their Adviser, PIMCO is responsible for managing the investment activities of the PIMCO Multi-Sector Bond Portfolio and the PIMCO Long-Term U.S. Government Bond Portfolio. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. For services provided to the PIMCO Multi-Sector Bond Portfolio, MSA pays PIMCO at the annual rate of 0.45% of the Portfolio’s net assets. For services provided to the PIMCO Long-Term U.S. Government Bond Portfolio, MSA pays PIMCO at the annual rate of 0.225% of the Portfolio’s net assets.

[3]	MFS® is a registered trademark of Massachusetts Financial Services Company.

Templeton Investment Counsel, LLC (“Templeton Counsel”), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Franklin Templeton International Equity Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is a wholly-owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the Franklin Templeton International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Franklin Templeton International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the Franklin Templeton International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the Franklin Templeton International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by MSA, compensation at the annual rate of .50% on the first $100 million of the average net assets of the Franklin Templeton International Equity Portfolio, reduced to .35% on the next $50 million, .30% on the next $350 million, .25% on the next $500 million, .20% on the next $500 million and .15% in excess of $1.5 billion.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio pursuant to investment sub-advisory agreements. For the services provided for the T. Rowe Price Small Cap Value Portfolio, MSA pays T. Rowe Price a fee at the annual rate of .60% of the Portfolio’s net assets. For services provided to the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price at the annual rate of 0.40% on the first $250 million of the Portfolio’s net assets, reduced to 0.375% on the next $250 million and to 0.35% on net assets in excess of $500 million. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2006, assets under management were approximately $334.7 billion.

Northwestern Mutual is the licensee under three License Agreements with Standard & Poor’s, dated as of November 30, 1990, February 19, 1999 and April 27, 2007 for the S&P 500® Index, the S&P MidCap 400 Index and the S&P Small Cap 600 Index, respectively, relating to the Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P®”), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P® makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500® Index, the S&P MidCap 400 Index or the S&P Small Cap 600 Index to track general stock market performance. S&P®’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index, the S&P MidCap 400 Index and the S&P Small Cap 600 Index, each of which are determined, composed and calculated by S&P® without regard to the Licensee or the Fund. S&P® has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500® Index, the S&P MidCap 400 Index or the S&P Small Cap 600 Index. S&P® is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash.

S&P® has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P® SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALL CAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Custodians

The custodian for the Balanced and Select Bond Portfolios is Mellon Bank, N.A., One Mellon Bank Center, Room 1035, Pittsburgh, PA 15258. The custodian for the Franklin Templeton International Equity and International Growth Stock, MFS® Emerging Markets and MFS® Research International Core Portfolios and for foreign securities held by the other Portfolios is Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. The custodian for domestic securities held by the other Portfolios is J.P. Morgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, is the independent registered public accounting firm for the Fund and performs auditing services for the Fund.

PORTFOLIO MANAGERS

Information regarding the Fund’s portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix D.

LEGAL PROCEEDINGS

AllianceBernstein, Templeton, Janus, Capital Guardian, MFS, PIMCO and/or their affiliates, are subject to certain legal and regulatory proceedings. Information regarding certain of these proceedings is described in Appendix E. None of these matters relate to the Fund, any of the Portfolios, Mason Street Advisors, or Northwestern Mutual. In addition, each sub-adviser has stated that it is not currently subject to any legal or regulatory proceedings (including proceedings described in Appendix E), that would materially affect the sub-adviser's ability to perform services for the Fund or the Portfolios or otherwise materially affect the Fund or the Portfolios.

PROXY VOTING POLICIES AND PROCEDURES

The Directors of the Fund have delegated to the Funds’ Adviser and the Sub-Advisers the authority to vote all proxies relating to the Portfolios’ portfolio securities in accordance with the policies and procedures adopted by the Adviser and the respective Sub-Advisers. These policies and procedures, or summaries thereof, are set forth in Appendix F. Copies of the Fund’s proxy voting record for the most recent 12-month period ended June 30 may be obtained, without charge, by calling 1-888-455-2232, and on the SEC’s internet site at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the Fund, although the price usually includes undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

In executing transactions for the purchase or sale of portfolio securities on behalf of the Fund, the investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, will attempt to obtain “best execution” for the Portfolio-the best combination of transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Funds and other advisory clients. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors.

Some securities considered for investment by the Fund’s Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner believed to be fair and reasonable by the investment adviser or sub-adviser. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Portfolio is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Portfolio.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio it advises to pay certain brokers commissions that are higher than those another broker may charge, if the investment adviser or sub-adviser determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the investment adviser or sub-adviser’s overall responsibilities to its client accounts over which it exercises investment discretion. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third-party (created by a third party but provided by the broker-dealer). These services, which in some cases may also be purchased for cash, include supplying information about particular companies, markets, or countries, statistical data, quotations and other securities pricing information, evaluations of securities, recommendations as to the purchase or sale of securities and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. Although these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), not all of these services are necessarily useful and of value in managing a Portfolio.

The Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios had not commenced operations during the Fund’s last fiscal year and, therefore, such Portfolios did not pay brokerage commissions on agency transactions or purchase securities of “regular brokers or dealers” or their parent companies during the last fiscal year.

During the years ended December 31, 2004, 2005 and 2006, each Portfolio which was in existence during such periods paid the following brokerage commissions on agency transactions:

Name of Fund	2006	2005	2004
Growth Stock Portfolio	631,594	668,097	665,000
Janus Capital Appreciation Portfolio	90,139	81,593	21,325
Large Cap Core Stock Portfolio	498,069	467,335	481,653
Index 500 Stock Portfolio	142,618	89,209	66,561
Capital Guardian Domestic Equity Portfolio	258,130	202,737	162,768
T. Rowe Price Equity Income Portfolio	51,629	55,853	49,876
Mid Cap Growth Stock Portfolio	2,128,510	3,057,048	3,097,803
Index 400 Stock Portfolio	39,106	55,752	45,792
AllianceBernstein Mid Cap Value Portfolio	72,632	71,243	83,511
Small Cap Growth Stock Portfolio	1,820,124	1,513,673	1,711,654
T. Rowe Price Small Cap Value Portfolio	165,667	143,575	166,594
International Growth Portfolio	728,238	351,209	226,343
Franklin Templeton International Equity Portfolio	632,326	169,935	512,679
Money Market Portfolio	0	0	0
Select Bond Portfolio	21,462	63,871	27,498
High Yield Bond Portfolio	1,122	2,737	3,353
Balanced Portfolio	98,887	125,494	129,189
Asset Allocation Portfolio	266,946	243,255	200,419

During the prior three year period, the Directors of the Fund had authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with the following broker-dealers who are/were affiliates of the Fund, or affiliates of an affiliate of the Fund: Robert W. Baird & Co. Incorporated (“Baird”) which was a majority owned indirect subsidiary of Northwestern Mutual until May 2004; Sanford C. Bernstein & Co., Inc. (“Sanford”), a wholly owned subsidiary of the parent company of AllianceBernstein; and Russell Implementation Services, Inc. (“Russell”), a majority owned indirect subsidiary of Northwestern Mutual. This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. The following table shows the commissions paid by the Fund, in the aggregate, to Baird, Sanford and Russell, as well as the percentage of the aggregate brokerage commissions paid, and the percentage of aggregate fund transactions, for fiscal years ended 2004, 2005 and 2006:

Commissions Paid To	Dollar Amount of Commissions
	2004	2005	2006
Baird[4]	$231,009	N/A	N/A
Sanford[5]	$30,304	$13,783	$0
Russell	$0	$0	$0

	Percentage of Aggregate Brokerage Commissions
	2004	2005	2006
Baird[4]	3.01%	N/A	N/A
Sanford[5]	0.39%	0.10%	0%
Russell	0%	0%	0%

	Percentage of Aggregate Fund Transactions
	2004	2005	2006
Baird[4]	1.40%	N/A	N/A
Sanford[5]	0.40%	0.30%	0%
Russell	0%	0%	0%

The charts below identify each Portfolio’s “regular brokers or dealers” the securities of which were purchased by a Portfolio during the fiscal year ended December 31, 2006, and the value each Portfolio held of such securities as of December 31, 2006. Where a value is listed as zero, the Portfolio did not hold any securities of the indicated broker-dealer as of December 31, 2006. Where the table indicates “NA,” either the broker was not a “regular broker or dealer” of the Portfolio or the Portfolio did not purchase securities of the broker or dealer during 2006 (though the Portfolio may have held as of December 31, 2006 securities of the indicated broker or dealer that were acquired in prior years). The values and transactions include money market instruments issued by the broker- dealer.

The term “regular broker or dealer” means (i) one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Portfolio's portfolio transactions during the year ended December 31, 2006, (ii) one of the ten brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Portfolio during the year ended December 31, 2006, or (iii) one of the ten brokers or dealers that sold the largest dollar amount of securities of the Portfolio during the year ended December 31, 2006.

In 2006, the International Equity Portfolio purchased securities of Bank of America, Citigroup and Merrill Lynch, the Index 400 Portfolio and the Growth Stock Portfolio purchased securities of Merrill Lynch, the Aggressive Growth Stock Portfolio, Large Cap Core Stock Portfolio and the Small Cap Growth Stock Portfolio purchased securities of Merrill Lynch and Morgan Stanley, and the Asset Allocation Portfolio, Balanced Portfolio and the Select Bond Portfolio purchased securities of Barclays, each representing one of the respective Portfolio’s “regular brokers or dealers.” However, in each case, the Portfolio did not own the securities as of December 31, 2006. Except for the foregoing, if a Portfolio is not listed below, it did not purchase the securities of any of its “regular brokers or dealers” during 2006. The dollar values in the chart below are in thousands.

[4]	Northwestern Mutual divested its majority interest in Baird in May 2004.
[5]	Reflects the commissions paid by the AllianceBernstein Mid Cap Value Portfolio which is sub-advised by an affiliate of Sanford.

Broker	International Equity	Index 400	Index 500	Janus Capital	Growth Stock
Bank of America	0	N/A	38,283	N/A	N/A
Barclays	N/A	N/A	N/A	N/A	N/A
Bear Stearns	N/A	N/A	3,043	N/A	N/A
Citigroup	0	N/A	43,704	N/A	7,386
Credit Suisse	N/A	N/A	N/A	N/A	N/A
Goldman Sachs	N/A	N/A	13,556	4,913	8,592
JPMorgan Chase	N/A	N/A	26,753	N/A	N/A
Lehman Brothers	N/A	N/A	6,612	N/A	7,429
Merrill Lynch	0	0	13,146	N/A	0
Morgan Stanley	9,959	9,959	13,763	N/A	9,959

Broker	Capital Guardian	T. Rowe Price Equity	Asset Allocation	Balanced Portfolio	Select Bond Portfolio
Bank of America	N/A	304	536	43,509	7,722
Barclays	N/A	N/A	0	0	0
Bear Stearns	N/A	N/A	629	43,913	12,818
Citigroup	N/A	2,239	1,112	39,515	7,791
Credit Suisse	N/A	N/A	737	3,508	2,508
Goldman Sachs	1,974	N/A	1,184	15,367	2,384
JPMorgan Chase	13,214	4,858	1,797	38,066	2,778
Lehman Brothers	N/A	N/A	1,155	11,412	3,678
Merrill Lynch	4,078	N/A	78	14,928	964
Morgan Stanley	N/A	2,174	197	43,645	12,545

Broker	Large Cap Core Stock	International Growth
Bank of America	9,364	N/A
Barclays	N/A	N/A
Bear Stearns	N/A	N/A
Citigroup	5,386	N/A
Credit Suisse	N/A	2,853
Goldman Sachs	6,280	N/A
JPMorgan Chase	7,404	N/A
Lehman Brothers	5,797	N/A
Merrill Lynch	0	N/A
Morgan Stanley	0	N/A

DISCLOSURE OF PORTFOLIO HOLDINGS

The Directors of the Fund have adopted a Policy on Disclosure of Portfolio Holdings and related procedures (the “Holdings Disclosure Policy and Procedures”) to govern the dissemination of Portfolio holdings information. It is the policy of the Fund to disclose the holdings in its Portfolios only in compliance with applicable laws, rules and regulations, and in accordance with the Holdings Disclosure Policy and Procedures. It is also the policy of the Fund to disclose material non-public Portfolio holdings information only where there is a legitimate business purpose for doing so and where there is a reasonable belief that the recipient will keep the information confidential and use it only for the purposes for which it was provided. The Fund has directed its adviser and sub-advisers to adhere to the Holdings Disclosure Policy and Procedures. The Fund reserves the right to amend the Holdings Disclosure Policy and Procedures at any time and from time to time, without prior notice, in its sole discretion.

The procedures applicable to disclosure of Portfolio holdings vary depending on whether or not the information to be disclosed is publicly available. Information regarding a Portfolio’s sector or industry weightings and other investment portfolio characteristics that does not refer to specific securities by name is not subject to the Holdings Disclosure Policy and Procedures.

Disclosure of Publicly Available Holdings Information

The Fund makes each Portfolio’s complete holdings available semi-annually in its annual and semi-annual reports to shareholders. The Fund also makes this information available semi-annually in filings on Form N-CSR, and after the first and third fiscal quarters in filings on Form N-Q. These regulatory filings normally are filed with the SEC within 45 to 60 days after the end of the Fund’s fiscal quarter. Once the Portfolio’s holdings information is filed with the SEC in this manner, it is considered publicly available for purposes of the Holdings Disclosure Policy and Procedures.

In addition, a list of the ten largest holdings for each Portfolio (other than International Growth and the Franklin Templeton International Equity Portfolios), the percentage of Portfolio net assets that each such holding represents, and a list of each Portfolio’s full holdings, as of the most recent calendar-quarter end, is normally posted on the internet at www.nmfn.com. The information may be found in either (1) the life insurance section of the “Insurance Products” page, or (2) the annuities section of the “Investment Products” page, and then selecting “Fund Information” and the specific Portfolio. The Fund may from time to time withhold posting to, or remove from, the website any portion of this information with respect to a Portfolio. Internet disclosure of a Portfolio’s holdings is made available to all categories of persons, including individual and institutional investors, intermediaries, third-party service providers, rating and ranking organizations and affiliated persons of the Fund. Once specific holdings information of a Portfolio is disclosed in this manner, it is considered readily accessible and publicly available for purposes of the Holdings Disclosure Policy and Procedures.

The Holdings Disclosure Policy and Procedures provide that the Fund and its service providers may disclose all or part of a Portfolio’s holdings at any time after the information is publicly available or readily accessible, provided that:

•	the information disclosed is accurate and presented in a manner that is not deceptive or misleading;

•	the information disclosed is limited to the holdings information contained in a filing with the SEC or posted on the Fund’s website; and

•

no fees or other compensation are received by the Fund, its service providers or any of their employees from recipients of the holdings data as compensation for the disclosure of the holdings information.

In addition to disclosing holdings information in SEC filings and on the Fund’s website as described above, the Fund is authorized to disclose or cause to be disclosed all or a portion of a Portfolio’s publicly available or readily accessible holdings information to rating agencies and other information organizations that rate or rank investment companies or that collect and report other statistical data on investment companies, in marketing and sales literature, marketing presentations and the Fund’s website, and in communications to individual and institutional investors, regardless of the size of their account, including shareholders, contract owners, participants, annuitants and beneficiaries.

Disclosure of Non-Public Holdings Information

Disclosure of a Portfolio’s material holdings prior to the holdings information becoming publicly available is limited to the situations described below. The Holdings Disclosure Policy and Procedures prohibit the Fund, its service providers and their employees from receiving compensation for the disclosure of holdings information from recipients of the holdings data. The Holdings Disclosure Policy and Procedures authorize the following disclosures of Fund holdings information that is not publicly available.

Service Providers. Holdings data may be disclosed to and utilized by the Fund’s and MSA’s service providers (the “Service Providers”) as necessary for them to provide the services that they have agreed directly or indirectly to provide, provided that there is a reasonable belief based on written confidentiality provisions, rules of their profession, or other circumstances, that the recipient organizations will keep the information confidential (i.e. not disclose it to third parties) and use it only for the purposes for which it was provided. The frequency with which holdings information may be disclosed to Service Providers, and the length of the lag, if any, between the date of the information and the date of the disclosure, is determined by the Fund based on the needs of the Service Provider for such information and the risk of harm to the Fund and its shareholders. As of December 31, 2006, the Service Providers included those listed on Appendix G.

Holdings data of the Capital Guardian Domestic Equity Portfolio and the Capital Guardian Large Cap Blend Portfolio may also be disclosed by Capital Guardian Trust Company, the sub-adviser for the Portfolios, to Vestek Systems, Inc. in connection with conducting attribution analyses on the Portfolio and to Plexus Group, Inc. in connection with evaluating the quality and cost of trade execution of Portfolio transactions. The Portfolios have received assurances from Capital Guardian Trust Company that these vendors are subject to a duty of confidentiality.

Regulators and Other Required Disclosures. Holdings data may be disclosed to regulators and exchanges at the request or as otherwise required by the foregoing, and may also be disclosed to third parties in circumstances required by law, rule or regulation or court order or subpoena.

Investment Professionals. Holdings data may be disclosed on an ongoing basis (generally updated monthly within one week of month-end) to certain investment professionals (“Investment Professionals”) solely for the purpose of permitting the selected professionals to consider and propose investment ideas and trading strategies that may benefit the Portfolios. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Investment Professionals that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the foregoing purposes and requiring them to keep the data confidential. The list of approved Investment Professionals as of December 31, 2006 is included in Appendix G to this SAI.

Securities Lending Parties. Holdings data may be disclosed on an ongoing basis (generally updated daily) to certain securities lending agents and borrowers (“Lending Parties”) pursuant to securities lending programs utilized on a Portfolio’s behalf. Holdings data of the Portfolios is disclosed on an aggregated basis. No data on a Portfolio-by-Portfolio basis is disclosed. Access to such data is limited to those Lending Parties that (1) have been approved by an officer of the Fund, and (2) have entered into confidentiality agreements limiting their use of such data to the operation of the securities lending programs and requiring them to keep the data confidential. The list of approved Lending Parties as of December 31, 2006 is included in Appendix G to this SAI.

Northwestern Mutual Separate Accounts. Holdings data may be disclosed to the Northwestern Mutual variable life insurance and variable annuity separate accounts that invest in shares of the Portfolios. Holdings data may also be disclosed to Northwestern Mutual and Northwestern Mutual Investment Services, LLC in their capacities as co-depositors for the Northwestern Mutual separate accounts.

Other. Material holdings information may be disclosed in other circumstances prior to the public availability of such data only upon the approval of both the Fund’s chief compliance officer and another Fund officer, which approval will be based on compliance with the Holdings Disclosure Policy and Procedures.

Parties receiving non-public holdings data from the Fund or its investment advisers will be required to keep such data confidential in accordance with the Holdings Disclosure Policies and Procedures pursuant to confidentiality provisions in their service contracts, specific confidentiality agreements, duties of trust and confidence owed to the Fund (e.g., legal counsel) and/or specific directives from the Fund.

Monitoring Procedures

The Holdings Disclosure Policy and Procedures require the Fund’s chief compliance officer to: (i) monitor the disclosure and use of Portfolio holdings information; (ii) report at least annually to the Fund’s Directors on their operation and any material changes to them; (iii) inform the Fund’s service providers as to the Holdings Disclosure Policy and Procedures; and (iv) review, or cause to be reviewed, at least annually the lists of Investment Professionals and Lending Parties with access to Portfolio holdings.

The Directors of the Fund exercise oversight of disclosure of Portfolio holdings information by (i) overseeing the implementation and enforcement of the Holdings Disclosure Policy and Procedures, the Code of Ethics and other relevant compliance policies and procedures by the chief compliance officer of the Fund and its investment adviser; (ii) considering the annual compliance procedures report of the Fund’s chief compliance officer pursuant to Rule 38a-1 under the 1940 Act; and (iii) considering whether to approve or ratify any material amendments to the Holdings Disclosure Policy and Procedures.

Notwithstanding the above, there is no guarantee that the Holdings Disclosure Policy and Procedures will protect the Fund and contract and policy owners from potential misuse of holdings information by individuals or firms in possession of such information.

ORGANIZATION AND CAPITAL STOCK

The Fund was incorporated in Maryland on December 22, 1983.

The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

The capital stock of the Fund is divided into twenty-seven classes corresponding to the twenty-seven Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the 1940 Act. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

Each Portfolio is a diversified series of the Fund, except for the Index 400 Stock Portfolio, the Index 500 Stock Portfolio, and Index 600 Stock Portfolio, which are non-diversified. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or “sales load” or any redemption charge. The redemption price may be more or less than the shareholder’s cost.

The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.

Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price (“NOCP”). Securities for which there has been no such sale and Nasdaq-traded securities for which there is no NOCP are valued at the final bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are generally valued at the last sale price or closing bid price if no sale has occurred.

Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of the Fund determine that in the case of a particular security some other value is fair.

Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

The value of a foreign security held by the International Growth Portfolio, the Franklin Templeton International Equity Portfolio, the MFS® Research International Core Portfolio and the MFS® Emerging Markets Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect, generally, at 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund’s net asset value is not calculated. The International Growth Portfolio, the Franklin Templeton International Equity Portfolio, the MFS® Research International Core Portfolio and the MFS® Emerging Markets Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of the Fund. This description of issues and practices for the International Growth, Franklin Templeton International Equity, the MFS® Research International Core and the MFS® Emerging Markets Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading.

The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio’s securities. Accordingly, if net losses on the Portfolio’s securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the 1940 Act.

TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code.

To qualify as a regulated investment company, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards. Amounts are in thousands.

Portfolio	Carryforward	Expiration
Select Bond	$19,819	2013-2014
Growth Stock	$9,516	2010
Large Cap Core Stock	$127,109	2010-2012
High Yield Bond	$68,644	2007-2014
Money Market	$13	2010-2014

The Mid Cap Growth Stock, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth Stock, AllianceBernstein Mid Cap Value, Index 400 Stock, Captial Guardian Domestic Equity, T. Rowe Price Equity Income, Index 500 Stock, Asset Allocation, Balanced, Janus Capital Appreciation and Franklin Templeton International Equity Portfolios had no unused capital loss carryforwards. The Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios had not commenced operations during the last fiscal year and, therefore, did not have unused capital loss carryforwards during that period.

CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

The Money Market Portfolio’s yield is its current investment income expressed in annualized terms. The Portfolio’s yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

FINANCIAL STATEMENTS

The financial statements, related notes and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in the Annual Report to Shareholders of the Fund as of December 31, 2006 and for the year then ended are hereby incorporated by reference. Copies of the Fund’s Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2007 (unaudited) may be obtained without charge by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling (414)271-1444, or by visiting the website at www.nmfn.com.

APPENDIX A – Credit Ratings

Description of Ratings as Provided by the Rating Services

As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization (“NRSRO”), i.e. BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund’s adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I. FITCH’S

a. Fitch’s Corporate Bonds and Preferred Stock (long-term)

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative.

☐ For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

☐ For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

☐ For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

☐ For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions.

Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

☐ For issuers and performing obligations, default of some kind appears probable.

☐ For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

☐ For issuers and performing obligations, default is imminent.

☐ For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; - the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

b. Fitch’s Commercial Paper (short-term)

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Long-term and Short-term ratings: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below 'CCC', or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

II. MOODY’S INVESTORS SERVICE, INC.

a. Moody’s Corporate Bonds and Preferred Stock (long-term)

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are to be considered upper-medium-grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

b. Moody’s Commercial Paper (short-term)

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

III. STANDARD & POOR’S

a. Standard & Poor’s Corporate Bonds and Preferred Stock (long-term)

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard &Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

b. Standard & Poor’s Commercial Paper (short-term)

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - Directors and Officers

The directors and officers of the Fund are listed below, together with their principal occupations during the last five years. Ages and number of portfolios in the fund complex overseen by the directors are as of March 31, 2007.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director

Edward J. Zore 720 East Wisconsin Ave. Milwaukee, WI 53202 1945	Chairman of the Board	2000*	President and Chief Executive Officer of Northwestern Mutual since 2001; President from 2000 to 2001. Trustee of Northwestern Mutual since 2000.	27	Manpower, Inc.; Trustee of Northwestern Mutual

Independent Directors

Michael G. Smith 221 North Adams Hinsdale, IL 60521 1944	Director	2003*	Private investor. Prior to his retirement in 1999, Managing Director, Corporate and Institutional Client Group, Central Region, Merrill Lynch & Co., Inc.	27	Trustee of Ivy Fund (26 portfolios)

William A. McIntosh 525 Sheridan Road Kenilworth, IL 60043 1939	Director	1997*	Financial consulting. Adjunct Faculty Member, Howard University, Washington, D.C. from 1998 – 2004. Prior thereto, Division Head, U.S. Fixed Income Division of Salomon Brothers, an investment banking firm.	27	MGIC Investment Corporation

Miriam M. Allison 207 East Buffalo Street Suite 650 Milwaukee, WI 1947	Director	2006*	Rancher since 2004. Real estate developer since 2002. From 2001 to 2005, Chairman of UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.), a provider of administration, recordkeeping and marketing services to investment companies. Prior thereto, founder, President, and CEO of Sunstone Financial Group, Inc.	27	None

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert H. Huffman III 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Director	2007	Since 2004, Co-Founder and Managing Partner of Relative Value Partners, LLC, a registered investment adviser. Prior thereto, Head of Fixed Income Sales, Midwest Region, for the Corporate and Investment Banking Division of Citigroup, Inc. (formerly Salomon Brothers).	27	N/A

Michael M. Knetter 720 East Wisconsin Ave. Milwaukee, WI 53202 1960	Director	2007	Dean of University of Wisconsin-Madison School of Business since 2002. Prior thereto, Associate Dean of the MBA Program and Professor of International Economics for the Amos Tuck School of Business at Dartmouth College.	27	Wausau Paper Corp. and Great Wolf Resorts, Inc.

Officers

Mark G. Doll 720 East Wisconsin Ave. Milwaukee, WI 53202 1949	President	2003*	Senior Vice President of Northwestern Mutual. President and Director of Mason Street Advisors, LLC since 2002; prior thereto, President and Assistant Treasurer-Public Markets of Northwestern Investment Management Company, LLC.	N/A	N/A

Walter M. Givler 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Vice President, Chief Financial Officer and Treasurer	2003*	Vice President of Investment Accounting for Northwestern Mutual since 2002; Vice President and Associate Controller, 2002; Associate Controller from 2001 to 2002; prior thereto, Director of New Business, Large Case Division.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kate M. Fleming 720 East Wisconsin Ave. Milwaukee, WI 53202 1962	Vice President– Operations	2004*	Vice President– Operations of Mason Street Advisors, LLC since 2004. Prior thereto, Assistant General Counsel of Northwestern Mutual.	N/A	N/A

Patricia L. Van Kampen 720 East Wisconsin Ave. Milwaukee, WI 53202 1951	Vice President-Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC.	N/A	N/A

William R. Walker 720 East Wisconsin Ave. Milwaukee, WI 53202 1956	Vice President-Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Steven P. Swanson 720 East Wisconsin Ave. Milwaukee, WI 53202 1954	Vice President-Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Jefferson V. DeAngelis 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Vice President- Investments	1996*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC.	N/A	N/A

David R. Keuler 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President– Investments	2002*	Managing Director of Mason Street Advisors, LLC since 2003. Director of Mason Street Advisors, LLC from 2002 to 2003. Prior thereto, Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Thomas A. Carroll 720 East Wisconsin Ave. Milwaukee, WI 53202 1954	Vice President-Investments	2002*	Managing Director of Mason Street Advisors, LLC since 2002; prior thereto, Managing Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Michael P. Johnson 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Vice President– Investments	2003*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Jill M. Grueninger 720 East Wisconsin Ave. Milwaukee, WI 53202 1964	Vice President– Investments	2006*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC.	N/A	N/A

R. David Ells 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President– Investments	2006*	Director of Mason Street Advisors, LLC since 2004; Senior Vice President of Deerfield Capital Management, LLC from 2003 - 2004; Senior Vice President of Enterprise Advisors/ Imagine Reinsurance from 2002-2003; prior thereto Director – Portfolio Management of The Liberty Hampshire Company.	N/A	N/A

Curtis J. Ludwick 720 East Wisconsin Ave. Milwaukee, WI 53202 1969	Vice President– Investments	2006*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Andrew T. Wassweiler 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Vice President– Investments	2006*	Director of Mason Street Advisors, LLC since 2002; prior thereto, Director of Northwestern Investment Management Company, LLC.	N/A	N/A

Kathleen M. Brooks 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Vice President- Investments	2007	*	Director of Mason Street Advisors, LLC since 2001.	N/A	N/A
Andy Eng 720 East Wisconsin Ave. Milwaukee, WI 53202 1971	Vice President- Investments	2007	*	Director of Mason Street Advisors, LLC since 2004; prior thereto, analyst with Northwestern Investment Management Company, LLC.	N/A	N/A
Michael W. Zielinski 720 East Wisconsin Ave. Milwaukee, WI 53202 1974	Chief Compliance Officer	2006	*	Chief Compliance Officer of Mason Street Advisors, LLC since 2006; Counsel, Northwestern Mutual from 2004 - 2006; Associate Counsel, Quasar Distributors, LLC (broker-dealer) from 2003 to 2004; Legal Compliance Officer, U.S. Bancorp Fund Services, LLC (mutual fund service provider) from 2001 to 2003.	N/A	N/A
Randy M. Pavlick 720 East Wisconsin Ave. Milwaukee, WI 53202 1959	Secretary	2006	*	Assistant General Counsel of Northwestern Mutual and Assistant Secretary of Mason Street Advisors, LLC, each since 2004; prior thereto, Vice President and General Counsel of UMB Fund Services, Inc. (mutual fund service provider) from 1993 to 2004.	N/A	N/A
Barbara E. Courtney 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Controller	1996	*	Director of Mutual Fund Accounting of Northwestern Mutual since 2002; prior thereto, Associate Director.	N/A	N/A

*

Each of the directors will hold office until the next annual meeting of the shareholders and until a successor is elected and qualifies, or until his or her death, resignation or removal, provided that no director may serve a term or successive terms totaling more than twelve (12) years. The twelve year service limitation commences on the later of May 1, 2003 or date of the director’s initial election or appointment as a director. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal.

Mr. Zore is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Trustee of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund’s investment adviser. Mr. Zore is also the President and CEO of The Northwestern Mutual Life Insurance Company, and a director of Northwestern Mutual Wealth Management Company and Frank Russell Company, corporate affiliates of Northwestern Mutual Life Insurance Company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Mason Street Advisors, LLC (“MSA”) or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with MSA or Northwestern Mutual.

APPENDIX C - Ownership of Shares of the Fund

The following tables show the allocation of shares of the Portfolios of the Fund which were in existence on March 31, 2007 among the General Account and the separate investment accounts as of March 31, 2007. All shares are owned of record.

GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,433,905	shares	2.7%
NML Variable Annuity Account B	154,709,790	shares	49.4%
NML Variable Annuity Account C	12,810,389	shares	4.1%
Northwestern Mutual Variable Life Account	137,304,875	shares	43.8%
Northwestern Mutual Variable Life Account II	472	shares	0.0%

Total	313,259,431	shares	100.0%

JANUS CAPITAL APPRECIATION PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	2,970,821	shares	3.3%
NML Variable Annuity Account B	54,518,152	shares	61.5%
NML Variable Annuity Account C	519,716	shares	0.6%
Northwestern Mutual Variable Life Account	30,660,812	shares	34.6%
Northwestern Mutual Variable Life Account II	3,879	shares	0.0%

Total	88,673,380	shares	100.0%

LARGE CAP CORE STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	9,700,350	shares	2.5%
NML Variable Annuity Account B	205,708,174	shares	52.7%
NML Variable Annuity Account C	18,010,624	shares	4.6%
Northwestern Mutual Variable Life Account	156,934,326	shares	40.2%
Northwestern Mutual Variable Life Account II	780	shares	0.0%

Total	390,354,254	shares	100.0%

INDEX 500 STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	21,288,925	shares	3.4%
NML Variable Annuity Account B	333,307,589	shares	52.8%
NML Variable Annuity Account C	29,555,282	shares	4.7%
Northwestern Mutual Variable Life Account	247,333,096	shares	39.1%
Northwestern Mutual Variable Life Account II	1,351	shares	0.0%

Total	631,486,243	shares	100.0%

CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,707,474	shares	2.6%
NML Variable Annuity Account B	211,845,202	shares	63.8%
NML Variable Annuity Account C	1,323,108	shares	0.4%
Northwestern Mutual Variable Life Account	110,252,133	shares	33.2%
Northwestern Mutual Variable Life Account II	4,447	shares	0.0%

Total	332,132,364	shares	100.0%

T. ROWE PRICE EQUITY INCOME PORTFOLIO

General Account	28,948,662	shares	19.9%
NML Variable Annuity Account A	4,689,438	shares	3.2%
NML Variable Annuity Account B	75,315,461	shares	51.8%
NML Variable Annuity Account C	376,865	shares	0.3%
Northwestern Mutual Variable Life Account	36,052,864	shares	24.8%
Northwestern Mutual Variable Life Account II	2,321	shares	0.0%

Total	145,385,611	shares	100.0%

MID CAP GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	11,627,230	shares	3.4%
NML Variable Annuity Account B	187,817,109	shares	55.5%
NML Variable Annuity Account C	21,368,381	shares	6.3%
Northwestern Mutual Variable Life Account	117,644,724	shares	34.8%
Northwestern Mutual Variable Life Account II	9,476	shares	0.0%

Total	338,466,920	shares	100.0%

INDEX 400 STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,117,634	shares	2.4%
NML Variable Annuity Account B	173,992,635	shares	51.9%
NML Variable Annuity Account C	23,145,627	shares	6.9%
Northwestern Mutual Variable Life Account	129,809,121	shares	38.8%
Northwestern Mutual Variable Life Account II	20,094	shares	0.0%

Total	335,085,111	shares	100.0%

ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

General Account	27,573,901	shares	29.8%
NML Variable Annuity Account A	1,925,067	shares	2.1%
NML Variable Annuity Account B	40,937,678	shares	44.3%
NML Variable Annuity Account C	366,178	shares	0.4%
Northwestern Mutual Variable Life Account	21,622,510	shares	23.4%
Northwestern Mutual Variable Life Account II	1,511	shares	0.0%

Total	92,426,845	shares	100.0%

SMALL CAP GROWTH STOCK PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	5,637,733	shares	2.6%
NML Variable Annuity Account B	105,075,342	shares	48.5%
NML Variable Annuity Account C	14,798,674	shares	6.8%
Northwestern Mutual Variable Life Account	91,059,711	shares	42.1%
Northwestern Mutual Variable Life Account II	1,626	shares	0.0%

Total	216,573,086	shares	100.0%

T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	5,459,105	shares	3.0%
NML Variable Annuity Account B	101,597,134	shares	55.9%
NML Variable Annuity Account C	630,684	shares	0.4%
Northwestern Mutual Variable Life Account	73,941,965	shares	40.7%
Northwestern Mutual Variable Life Account II	531	shares	0.0%

Total	181,629,419	shares	100.0%

INTERNATIONAL GROWTH PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	5,547,780	shares	3.4%
NML Variable Annuity Account B	106,794,307	shares	66.0%
NML Variable Annuity Account C	967,783	shares	0.6%
Northwestern Mutual Variable Life Account	48,634,436	shares	30.0%
Northwestern Mutual Variable Life Account II	2,431	shares	0.0%

Total	161,946,737	Shares	100.0%

FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	20,204,018	shares	3.0%
NML Variable Annuity Account B	376,080,418	shares	55.8%
NML Variable Annuity Account C	43,424,589	shares	6.4%
Northwestern Mutual Variable Life Account	234,196,424	shares	34.8%
Northwestern Mutual Variable Life Account II	3,850	shares	0.0%

Total	673,909,299	shares	100.0%

MONEY MARKET PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	17,784,853	shares	4.5%
NML Variable Annuity Account B	243,135,004	shares	60.9%
NML Variable Annuity Account C	3,217,819	shares	0.8%
Northwestern Mutual Variable Life Account	134,598,069	shares	33.7%
Northwestern Mutual Variable Life Account II	423,098	shares	0.1%

Total	399,158,843	shares	100.0%

SELECT BOND PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	25,843,298	shares	3.2%
NML Variable Annuity Account B	646,457,169	shares	80.7%
NML Variable Annuity Account C	11,647,741	shares	1.5%
Northwestern Mutual Variable Life Account	116,692,782	shares	14.6%
Northwestern Mutual Variable Life Account II	8,558	shares	0.0%

Total	800,649,548	shares	100.0%

HIGH YIELD PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	9,406,977	shares	2.4%
NML Variable Annuity Account B	277,208,362	shares	70.9%
NML Variable Annuity Account C	8,809,964	shares	2.3%
Northwestern Mutual Variable Life Account	95,463,997	shares	24.4%
Northwestern Mutual Variable Life Account II	1,888	shares	0.0%

Total	390,891,188	shares	100.0%

BALANCED PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	81,866,462	shares	5.6%
NML Variable Annuity Account B	1,185,883,422	shares	80.8%
NML Variable Annuity Account C	34,697,910	shares	2.4%
Northwestern Mutual Variable Life Account	164,933,265	shares	11.2%
Northwestern Mutual Variable Life Account II	503	shares	0.0%

Total	1,467,381,562	shares	100.0%

ASSET ALLOCATION PORTFOLIO

General Account	—	shares	0.0%
NML Variable Annuity Account A	8,549,782	shares	3.7%
NML Variable Annuity Account B	188,448,346	shares	82.4%
NML Variable Annuity Account C	1,704,488	shares	0.8%
Northwestern Mutual Variable Life Account	29,959,039	shares	13.1%
Northwestern Mutual Variable Life Account II	810	shares	0.0%

Total	228,662,465	shares	100.0%

As of March 31, 2007, there were no shares owned, either beneficially or of record, of any of the Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios (each, a “New Portfolio”). It is contemplated that prior to the effective date of the New Portfolios, each New Portfolio will issue shares to the General Account.

APPENDIX D - Portfolio Managers

Other Accounts Managed by Portfolio Managers

Certain of the Fund’s portfolio managers or members of the investment team as identified in the Prospectus also manage other mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The table below identifies for each person, the number of accounts (other than the Portfolios), for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. These categories are collectively referred to as “accounts.” To the extent that any of these accounts pay advisory fees that are based on the performance of the account, that information is specifically identified. The following information is as of December 31, 2006, unless otherwise noted.

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
R. David Ells	Asset Allocation Portfolio Select Bond Portfolio Balanced Portfolio Short-Term Bond Portfolio	1 registered investment company with $112 million in total assets under management	0	0

Patricia L. Van Kampen	Index 500 Stock Portfolio Index 400 Stock Portfolio Index 600 Stock Portfolio	0	0	2 other accounts with $1.2 billion in total assets under management[1]

William R. Walker	Small Cap Growth Stock Portfolio Mid Cap Growth Stock Portfolio Asset Allocation Portfolio Balanced Portfolio	2 registered investment companies with $236 million in total assets under management	0	0

Andy Eng[2]	Small Cap Growth Portfolio	0	0	0

Thomas A. Carroll	International Growth Portfolio Asset Allocation Portfolio Balanced Portfolio	0	0	2 other accounts with $2.5 billion in total assets under management[1]

Kathleen M. Brooks[2]	International Growth Portfolio	0	0	2 other accounts with $451 million in total assets under management[1]

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David R. Keuler	Growth Stock Portfolio Asset Allocation Portfolio Balanced Portfolio	0	0	2 other accounts with $1.6 billion in total assets under management[1]

Michael P. Johnson	Growth Stock Portfolio	0	0	3 other accounts with $872 million in total assets under management[1]

Curtis J. Ludwick	Large Cap Core Stock Portfolio	0	0	1 other account with $272 million in total assets under management[1]

Mary Linehan[2]	Large Cap Core Stock Portfolio	0	0	0

Andrew T. Wassweiler	Asset Allocation Portfolio High Yield Bond Portfolio Balanced Portfolio	1 registered investment companies with $149 million in total assets under management	0	0

Jill M. Grueninger	Asset Allocation Portfolio Mid Cap Growth Portfolio Balanced Portfolio	0	0	3 other accounts with $935 million in total assets under management[1]

Gary P. Motyl[3]	Franklin Templeton International Equity Portfolio	4 registered investment companies with $7.48 billion in total assets under management	6 other pooled investment vehicles with $1.89 billion in total assets under management	42 other accounts with $8.9 billion in total assets under management

Dr. Guang Yang[3]	Franklin Templeton International Equity Portfolio	4 registered investment companies with $8.15 billion in total assets under management	5 other pooled investment vehicles with $2.3 billion in total assets under management	31 other accounts with $7.31 billion in total assets under management

Karen A. Miller	Capital Guardian Domestic Equity Portfolio	13 registered investment companies with $6.78 billion in total assets under management[4]	14 other pooled investment vehicles with $3.07 billion in total assets under management[5]	187 other accounts with $59.34 billion in total assets under management, of which 2 (representing $13.12 billion in total assets) charge an advisory fee based on the performance of the account[6]

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Samuels	Capital Guardian Domestic Equity Portfolio	13 registered investment companies with $6.78 billion in total assets under management[4]	10 other pooled investment vehicles with $5.50 billion in total assets under management[5]	345 other accounts with $37.50 billion in total assets under management, of which 3 (representing $2.72 billion in total assets) charge an advisory fee based on the performance of the account[6]

Eugene P. Stein	Capital Guardian Domestic Equity Portfolio	13 registered investment companies with $6.56 billion in total assets under management[4]	14 other pooled investment vehicles with $7.84 billion in total assets under management[5]	133 other accounts with $43.00 billion in total assets under management, of which 4 (representing $3.36 billion in total assets) charge an advisory fee based on the performance of the account[6]

Preston G. Athey[7] .	T. Rowe Price Small Cap Value Portfolio	6 registered investment companies with $7.98 billion in total assets under management[8]	2 other pooled investment vehicles with $3.93 million in total assets under management	9 other accounts with $759 million in total assets under management

Edmund M. Notzon, III[9]	T. Rowe Price Small Cap Value Portfolio	22 registered investment companies with $31.81 billion in total assets under management[8]	58 other pooled investment vehicles with $4.55 billion in total assets under management	21 other accounts with $2.05 billion in total assets under management

David J. Wallack	T. Rowe Price Small Cap Value Portfolio	2 registered investment companies with $7.66 billion in total assets under management[8]	0 other pooled investment vehicles with $0 in total assets under management	2 other accounts with $214 million in total assets under management

Brian E. Rogers	T. Rowe Price Equity Income Portfolio	15 registered investment companies with $33.95 billion in total assets under management[8]	1 other pooled investment vehicle with $407 million in total assets under management	16 other accounts with $1.62 billion in total assets under management

Scott Schoelzel	Janus Capital Appreciation Portfolio	16 registered investment companies with $15 billion in total assets under management	1 other pooled investment vehicle with $38.7 million in total assets under management	10 other accounts with $259.5 million in total assets under management

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph G. Paul	AllianceBernstein Mid Cap Value Portfolio	8 registered investment companies with $2.014 million in total assets under management	7 other pooled investment vehicles with $1.726 million in total assets under management; 10 other pooled investment vehicles with performance-based fees with $6.685 million in total assets under management	58 other accounts with $1.905 million in total assets under management

James MacGregor	AllianceBernstein Mid Cap Value Portfolio	6 registered investment companies with $1.906 million in total assets under management	5 other pooled investment vehicles with $673 million in total assets under management	54 other accounts with $1.711 million in total assets under management

Andrew Weiner	AllianceBernstein Mid Cap Value Portfolio	6 registered investment companies with $1.906 million in total assets under management	5 other pooled investment vehicles with $673 million in total assets under management	54 other accounts with $1.711 million in total assets under management

Terry Berkemeier	Capital Guardian Large Cap Blend Portfolio	10 other registered investment companies with $5.37 billion in total assets	11 other pooled investment vehicles with $14.09 billion in total assets	231 other accounts with $76.3 billion in total assets [12], [13]

Michael R. Ericksen	Capital Guardian Large Cap Blend Portfolio	10 other registered investment companies with $5.37 billion in total assets[10]	21 other pooled investment vehicles with $19.012 billion in total assets[11]	381 other accounts with $136.22 billion in total assets[12,14]

David I. Fisher	Capital Guardian Large Cap Blend Portfolio	25 other registered investment companies with $25.49 billion in total assets[10],[15]	30 other pooled investment vehicles with $47.95 billion in total assets[11]	312 other accounts with $112.21 billion in total assets12, [1][6]
Karen A. Miller	Capital Guardian Large Cap Blend Portfolio	14 other registered investment companies with $7.19 billion in total assets[10]	14 other pooled investment vehicles with $3.07 billion in total assets[11]	210 other accounts with $72.44 billion in total assets12, [17]
Theodore R. Samuels	Capital Guardian Large Cap Blend Portfolio	14 other registered investment companies with $7.19 billion in total assets[10]	10 other pooled investment vehicles with $5.50 billion in total assets[11]	348 other accounts with $40.16 billion in total assets[12,1][8]
Eugene P. Stein	Capital Guardian Large Cap Blend Portfolio	14 other registered investment companies with $6.97 billion in total assets[10]	14 other pooled investment vehicles with $7.85 billion in total assets[11]	137 other accounts with $46.29 billion in total assets12, 19, .

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Alan J. Wilson	Capital Guardian Large Cap Blend Portfolio	13 other registered investment companies with $8.53 billion in total assets[10]	8 other pooled investment vehicles with $2.65 billion in total assets[11]	104 other accounts with $32.24 billion in total assets12, [20]
Charles A. Ritter	American Century Large Company Value Portfolio	10 other registered investment companies with $4.3 billion in total assets	No other pooled investment vehicles	3 other accounts with $264.4 million in total assets
Brendan Healy	American Century Large Company Value Portfolio	10 other registered investment companies with $4.3 billion in total assets	No other pooled investment vehicles	3 other accounts with $264.4 million in total assets
Nicholas D. Smithie	MFS® Emerging Markets Equity Portfolio	5 other registered investment companies with $1.6 billion in total assets	2 other pooled investment vehicles with $151 million in total assets	1 other account with $7.1 million in total assets
Curtis A. Mewbourne	PIMCO Multi-Sector Bond Portfolio	4 other registered investment companies with $7.7 billion in total assets	20 other pooled investment vehicles with $4.5 billion in total assets[21]	38 other accounts with $5.8 billion in total assets[22]
Jose Luis Garcia	MFS® Research International Core Portfolio	6 other registered investment companies with $6.1 billion in total assets	1 other pooled investment vehicles with $609 million in total assets	9 other accounts with $3.8 billion in total assets[23]
Thomas Melendez	MFS® Research International Core Portfolio	7 other registered investment companies with $7.9 billion in total assets	2 other pooled investment vehicles with $977 million in total assets	8 other accounts with $3.8 million in total assets[23]
Jeremy Fletcher	American Century Inflation Protection Portfolio	7 other registered investment companies with $2.7 billion in total assets	No other pooled investment vehicles	No other accounts
Robert V. Gahagan	American Century Inflation Protection Portfolio	18 other registered investment companies with $7.4 billion in total assets	2 other pooled investment vehicles with $1.8 billion in total assets	1 other account with $28.5 million in total assets
Seth B. Plunkett[2]	American Century Inflation Protection Portfolio	7 other registered investment companies with $2.66 billion in total assets	No other pooled investment vehicles	No other accounts

Portfolio Manager(s)	Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

James M. Keller	PIMCO Long-Term U.S. Government Bond Portfolio	5 other registered investment companies with $8.9 billion in total assets	3 other pooled vehicles with $6.7 billion in total assets[24]	37 other accounts with $9.4 billion in total assets

[1]	These accounts consist of accounts of MSA’s parent and its affiliates. The assets under management reflect only those assets or the account(s) for which the portfolio manager is responsible.

[2]	Information for Mr. Eng, Ms. Brooks, Ms. Linehan and Mr. Plunkett is as of March 31, 2007, as none of the foregoing was acting in the capacity of portfolio manager as of December 31, 2006

[3]

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

[4]	Assets noted represent the total net assets of registered companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[5]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[6]

Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount. Reflects other professionally managed accounts held a Capital Guardian or companies affiliated with it. Personal brokerage accounts of the portfolio manager and his or her family are not reflected.

[7]

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

[8]	The information does not include the Fund or any Portfolio. Total assets are based on T. Rowe Price internal records.

[9]	Includes assets of underlying registered investment companies and other portfolios in fund-of-funds where Mr. Notzon is the lead portfolio manager.

[10]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

[11]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual, which will be a substantially lower amount.

[12]

Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual, which will be a substantially lower amount. Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

[13]	Includes 16 other accounts with $10.3 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[14]	Includes 42 other accounts with $23.31 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[1][5]	Includes 1 other account with $1.03 billion in assets for which the advisory fee is based on the performance of the account.

[16]	Includes 10 other accounts with $6.17 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[17]	Includes 23 other accounts with $13.13 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[18]	Includes 3 other accounts with $2.72 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[19]	Includes 4 other accounts with $3.36 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[20]	Includes 5 other accounts with $3.23 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[21]	Includes 1 other pooled investment vehicle with $54.11 million in assets for which the advisory fee is based on the performance of the account.

[22]	Includes 2 other accounts with $1.44 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[23]	Includes 2 other accounts with $1.8 billion in aggregate assets for which the advisory fee is based on the performance of the account.

[24]	Includes 1 other pooled investment vehicle with $4.95 billion in assets for which the advisory fee is based on the performance of the account.

Compensation of Portfolio Managers

MSA. MSA has adopted a system of compensation for portfolio managers that seeks to attract, motivate and retain high quality investment personnel and align the financial interests of the portfolio managers with the performance of MSA and its clients. A portfolio manager’s compensation consists primarily of the following three components: a base salary, annual variable compensation and, for certain portfolio managers, long-term variable compensation. Eligibility and participation in the annual and long-term variable compensation programs is determined on a year-to-year basis. Each portfolio manager is also eligible to participate in benefit plans and programs available generally to all employees of MSA.

A portfolio manager’s total compensation is determined through a process that combines both objective and subjective criteria. Initially, at the beginning of each year, compensation targets are determined for each portfolio manager based on market factors and the skill, experience and tenure of the portfolio manager. The compensation target is then allocated among base salary, annual variable compensation and long-term variable compensation based on a formula for each portfolio manager.

At the end of the year, the portfolio manager’s performance is evaluated using both objective and subjective criteria. Primary consideration is given to the historic investment performance of accounts managed by the portfolio manager over both a one-year and a four-year period, with more weight typically being given to the longer-term performance. The performance of each account managed by the portfolio manager is measured against a relevant peer group and/or an applicable benchmark, as deemed appropriate. If a portfolio manager manages more than one account, performance is weighted based on a combination of factors, including the number and type of accounts managed, and the assets in each account.

The evaluation process also includes a subjective evaluation of competencies or behaviors deemed important to achieving MSA’s overall business objectives. Subjective criteria may include considerations such as management and supervisory responsibilities, market factors, complexity of investment strategies, length of service, team building efforts and successes, risk management initiatives and leadership contributions. A portfolio manager’s compensation is then determined by applying a multiplier (which can be greater or less than 1.0) based on the annual evaluation of the objective and subjective criteria to the targeted compensation. Long-term variable pay grants are made on an annual basis and are credited to a deferred account that accrues interest on the balances. Awarded grants vest over a three to five-year vesting period and are paid upon vesting.

AllianceBernstein. AllianceBernstein’s compensation program for investment professionals22 is designed to be competitive and appropriate to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”); (iv) discretionary long-term incentive compensation in the form of restricted unit grants (granted prior to 2002); and (v) contributions under AllianceBernstein’s Profit Sharing/401(k) Plan. AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and AllianceBernstein’s clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.

[22]

Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

An investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team/discipline’s dialogue. An investment professional’s contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of AllianceBernstein’s leadership criteria are relevant to compensation decisions.

American Century Investment Management, Inc. American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer that more closely represents the fund’s true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager’s level of responsibility.

With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio’s performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. This is the case for American Century Large Company Value and American Century Inflation Protection Portfolios.

A portion of portfolio managers’ bonuses also is tied to individual performance goals, such as research projects and the development of new products.

Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (ACC), the advisor’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to the advisor’s ability to pay.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/ depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Capital Guardian. At Capital Guardian, Portfolio Managers are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant funds invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts.

The benchmarks used to measure performance of the portfolio managers for the Capital Guardian Large Cap Blend Portfolio include the S&P 500 Index and a customized Growth and Income index based on the Lipper Growth and Income Index. The benchmarks used to measure performance of the portfolio managers for the Capital Guardian Domestic Equity Portfolio include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index. Investment professionals may also participate in profit-sharing plans and ownership of The Capital Group Companies, the ultimate parent company.

Janus Capital. The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2005. The portfolio manager is compensated by Janus Capital for managing the Janus Capital Appreciation Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-

weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Massachusetts Financial Services Company (MFS®). Portfolio manager total cash compensation of base salary and performance bonus:

Base Salary. Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus. Generally, incentive compensation represents a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Pacific Investment Management Company LLC (PIMCO). PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio mangers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consist of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios manages by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee. The benchmark for the Multi-Sector Bond Portfolio is an equally weighted blend of the following three indexes: Lehman Brothers Global Aggregate-Credit Component, Merrill Lynch Global High Yield BB-B Rated Constrained Index and JP Morgan EMBI Global, and the benchmark for the Long-Term U.S. Government Bond Portfolio is the Lehman Brothers Long-Term Treasury Index.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash award that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over the three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers how are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross received a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and it is owned by Managing Directors and certain executive management of PIMCO. The Class A United of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal, amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Templeton. Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

T. Rowe Price. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price’s long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Conflicts of interest may arise when a portfolio manager is responsible for the management of more than one account. The principal types of these potential conflicts may include:

Time and Attention. The management of multiple Portfolios and/or accounts may give rise to potential conflicts of interest as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. This could result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other accounts. The effect of this potential conflict may be more pronounced where Portfolios and/or accounts overseen by a particular portfolio manager have different objectives, benchmarks, time horizons, and fees.

Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Portfolios and/or accounts, the opportunity may be allocated among these several Portfolios or accounts, which may limit a Portfolio’s ability to take full advantage of the investment opportunity. MSA and the sub-advisors seek to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among Portfolios and other accounts.

Variation in Incentives. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the portfolios and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Portfolios and/or accounts (such as where certain Portfolios or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Portfolios and/or accounts over others. In addition, the portfolio manager might be motivated to favor Portfolios and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those Portfolios and/or accounts that could most significantly benefit the portfolio manager.

Personal Accounts. Portfolio managers may be permitted to purchase and sell securities for their own personal accounts or the personal accounts of family members, which could potentially influence the portfolio manager’s decisions with respect to purchasing or selling the same securities for the Portfolio. To mitigate this potential conflict of interest, MSA and the sub-advisors have adopted Codes of Ethics or other policies and procedures governing the personal securities transactions of their portfolio managers.

Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Portfolios and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the Portfolios and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Portfolios or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Portfolios and/or accounts.

MSA, the sub-advisors and the Fund have adopted compliance polices and procedures, as applicable, that are designed to address these, and other, types of conflicts of interest. There is no guarantee, however, that such policies and procedures will be able to detect and/or prevent every situation where a conflict arises.

Portfolio Manager Securities Ownership

The table below identifies ownership of Portfolio securities by each portfolio manager as of December 31, 2006, except as otherwise noted, of those Portfolios in existence on such date. The Capital Guardian Large Cap Blend, American Century Large Company Value, Index 600 Stock, MFS® Research International Core, MFS® Emerging Markets Equity, Short-Term Bond, PIMCO Long-Term U.S. Government Bond, American Century Inflation Protection and PIMCO Multi-Sector Bond Portfolios commenced operations on April 30, 2007, and, therefore, as of the date of this Statement of Additional Information, none of the Portfolio Managers of such Portfolios owned any shares of their respective Portfolios.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[25]
Growth Stock Portfolio	David R. Keuler	C
	Michael P. Johnson	C

Janus Capital Appreciation Portfolio	Scott Schoelzel	A

Large Cap Core Stock Portfolio	Curtis J. Ludwick	D
	Mary Linehan[26]	A

Index 500 Stock Portfolio	Patricia L. Van Kampen	C

Capital Guardian Domestic Equity Portfolio	Karen Miller	A
	Theodore Samuels	A
	Eugene P. Stein	A

T. Rowe Price Equity Income Portfolio	Brian E. Rogers	A

Mid Cap Growth Stock Portfolio	William R. Walker	E
	Jill M. Grueninger	E

Index 400 Stock Portfolio	Patricia L. Van Kampen	A

AllianceBernstein Mid Cap Value Portfolio	Joseph G. Paul	A
	James MacGregor	A
	Andrew Weiner	A

Small Cap Growth Stock Portfolio	William R. Walker	E
	Andy Eng[26]	B

T. Rowe Price Small Cap Value Portfolio	Preston G. Athey	A
	Edmund M. Notzon, III	A
	David J. Wallack	A

International Growth Portfolio	Thomas A. Carroll	A
	Kathleen M. Brooks[26]	A

Franklin Templeton International Equity Portfolio	Gary P. Motyl	A
	Dr. Guang Yang	A

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities[25]

Select Bond Portfolio	R. David Ells	A

High Yield Bond Portfolio	Andrew T. Wassweiler	A
Balanced Portfolio	David R. Keuler	A
	Andrew T. Wassweiler	A
	Jill M. Grueninger	A
	R. David Ells	A
	Thomas A. Carroll	A
	William R. Walker	A

Asset Allocation Portfolio	David R. Keuler	A
	Andrew T. Wassweiler	A
	Jill M. Grueninger	A
	R. David Ells	A
	Thomas A. Carroll	A
	William R. Walker	A

[25]	Key to Dollar Ranges:

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000

[26]	Information is as of March 31, 2007, as such person was not acting in the capacity of portfolio manager as of December 31, 2006.

APPENDIX E - Legal Proceedings

AllianceBernstein

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. This complaint and similar complaints have been consolidated in New York federal district court. In general, the consolidated complaint alleges (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiffs seek unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs also seek rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, restitution, and an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs’ claim under Section 36(b). In January 2006, the Court granted Alliance’s motion for reconsideration and dismissed plaintiffs’ Section 36(b) claim as well. On May 31, 2006, the Court denied plaintiffs’ request to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006, the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date. The firm believes that the plaintiffs’ allegations are without merit and intends to vigorously defend against them.

Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants – mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

At the present time, we are unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, we conduct a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, we record an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss –an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and we are able to indicate an estimate of the possible loss or range of loss, we disclose that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, we received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). We responded to the Information Requests, which sought information concerning market timing, and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. In January 2006, we and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court, seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, we filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. We intend to vigorously defend against the allegations in the Summary Order.

On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

On May 24, 2006, the enforcement staff of the National Association of Securities Dealers, Inc. (“NASD”) issued a Wells notice to AllianceBernstein Investments, Inc. (“ABI”), a wholly owned subsidiary of AllianceBernstein. The NASD is considering taking action alleging that ABI failed to comply with NASD Rule 2830 in connection with certain meals, entertainment and investment forums provided by ABI to brokers and other financial intermediaries that distributed AllianceBernstein - sponsored mutual funds during 2001-2003. ABI revised its policies and procedures in 2004 and ABI believes it fully complies with the requirements of NASD Rule 2830.

In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of AllianceBernstein, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, we received a comment letter from the SEC that noted no material deficiencies.

AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on AllianceBernstein’s ability to perform under its investment management agreements with clients.

A discussion of material litigation and regulatory matters also is contained in AllianceBernstein’s Form 10-K for the year ended December 31, 2005, and Form 10-Q for the quarter ended September 30, 2006.

Capital Guardian

Capital Guardian’s sister companies, Capital Research and Management Company (CRMC) and American Funds Distributors (AFD), are the investment manager and distributor, respectively, for the American Funds group of mutual funds. In February 2005, AFD was charged by the NASD in a regulatory proceeding and in March 2005, the California Attorney General filed a securities fraud lawsuit against CRMC and AFD. Both proceedings are related to mutual fund sales and trading practices.

An NASD panel held a hearing on this matter in March 2006. On August 30, 2006, the hearing panel issued a decision in which it found that AFD violated the rule in question. As a result, the NASD imposed a $5 million fine on AFD. AFD strongly disagrees with this decision. The NASD panel’s decision is based on an interpretation of the rule which, in AFD’s opinion, is incorrect. Consequently, AFD will appeal to the NASD’s National Adjudicatory Council.

On November 22, 2005, the Los Angeles Superior Court dismissed the California Attorney General’s lawsuit against CRMC and AFD. On February 7, 2006, the Attorney General filed a notice that he will appeal the Superior Court's decision. This appeal is now pending. In addition, a number of class actions relative to these matters are pending. Although the suit was dismissed in its entirety, an amended complaint relating to management fees has been filed. CRMC and AFD strongly disagree with the allegations and will continue to defend their position vigorously. Information is available upon request and at the American Funds website: www.americanfunds.com. These proceedings are not related to the investment management services Capital Guardian provides to its clients.

Janus Capital

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. In August, 2006, the refiled complaint was dismissed by the court with prejudice but the plaintiff has now appealed that dismissal decision.

The Auditor of the State of West Virginia, in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including Janus Capital) and is seeking disgorgement and other monetary relief based on similar market timing allegations The parties are awaiting resolution of certain administrative and procedural matters.

In addition to the “market timing” actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a petition for a writ of certiorari with the United States Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the United States Supreme Court invited the Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Massachusetts Financial Services Company

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v MF et al., Case No. 04-MD-01620 (derivative), Anita Walker v MF et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v Sun Life Financial Inc., et al., No. 04cv10584 (GAO)(a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)(filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. Insofar as any of the action sis appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

Pacific Investment Management Company LLC

Since February 2004, PIMCO, AGI, AGID, and certain of their affiliates, and certain employees, have been named as defendants in fifteen lawsuits filed in various jurisdictions. Eleven of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland; the other four lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series during specified periods, or as derivative actions.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims against other defendants. By order dated November 3, 2005, the U.S. District Court for the District of Maryland granted the Trust’s motion to dismiss claims asserted against it in a consolidated amended complaint where the Trust was named, in the complaint, as a nominal defendant. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. On August 11, 2005 the U.S. District Court for the District of Connecticut conducted a hearing on defendants’ motion to dismiss the consolidated amended complaint in the revenue sharing action but has not yet ruled on the motion to dismiss. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, and the return of fees paid under those contracts and restitution.

Two nearly identical class action civil complaints have been filed in August 2005, in the Northern District of Illinois Eastern Division, alleging that the plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. The two actions have been consolidated into one action, and the two separate complaints have been replaced by a consolidated complaint. PIMCO is a named defendant to the consolidated action. PIMCO strongly believes the complaint (and any consolidated complaint filed hereafter) is without merit and intends to vigorously defend itself.

Certain funds were recently served in an adversary proceeding brought by the Official Committee of Asbestos Claimants of G-I Holdings, Inc. in G-I Holdings, Inc.’s bankruptcy in the District of New Jersey.

PIMCO was previously named in this lawsuit and remains a defendant. The plaintiff seeks to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I Holdings, Inc. to a wholly-owned subsidiary in 1994. The subsidiary has since issued notes, of which certain funds are alleged to be holders. The complaint alleges that in 2000, more than two hundred noteholders—including certain funds were granted a second priority lien on the assets of the subsidiary in exchange for their consent to a refinancing transaction and the granting of a first priority lien to the lending banks. The plaintiff is seeking invalidation of the lien in favor of the noteholders and/or the value of the lien. On June 21, 2006, the District of New Jersey overturned the Bankruptcy Court’s decision giving permission to file the adversary proceeding and remanded the matter to Bankruptcy Court for further proceedings. Following a motion to reconsider, the District Court upheld its remand on August 7, 2006, and instructed the Bankruptcy Court to conduct a “cost-benefit” analysis of the Committee’s claims, including the claims against the noteholders. The Bankruptcy Court held a status conference on October 25, 2006 and set a briefing schedule relating to this cost-benefit analysis.

It is possible that these matters and/or other developments resulting from these matters could result in increased fund redemptions or other adverse consequences to a fund. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on a fund or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to a fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

Templeton

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (investment manager to many of the funds within Franklin Templeton Investments, and an affiliate of the investment manager to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC's administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of that settlement and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. The SEC approved the independent distribution consultant's proposed plan of distribution arising from this SEC order, and disbursement of the settlement monies to the designated funds under this plan was completed in September 2006, in accordance with the terms and conditions of the SEC's order and the plan.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named investment managers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

APPENDIX F – Proxy Voting Policies and Procedures

Mason Street Advisors, LLC

Proxy Voting Policies and Procedures

September, 2005

It is the policy of Mason Street Advisors, LLC (“MSA”) to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the Proxy Voting Guidelines attached hereto as Exhibit A (the “Guidelines”), (ii) established a Proxy Voting Committee (the “Committee”), and (iii) implemented the specific procedures outlined below (the “Procedures”).

Proxy Voting Guidelines

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. The Guidelines appearing as Exhibit A hereto are in summary form and generally cover issues voted on by holders of domestic equity securities. The complete Guidelines were developed and are maintained by Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service. The Guidelines do not however provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. While the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA’s Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee may amend, restate, supplement or otherwise modify these Proxy Voting Policies and Procedures (including, without limitation, the Guidelines) from time to time by majority vote. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers1 that are contrary to the established Guidelines as well as certain voting determinations with respect to fixed income or other traditionally non-voting securities, and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee meets at least annually or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings. The Committee members are appointed by MSA’s President from time to time, and serve at the discretion of the President.

Proxy Voting Procedures

A.	Monitoring & Administration

MSA’s Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures with respect to equity securities. MSA has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a

[1]	All references to portfolio managers includes analysts who may be assigned responsibility to vote proxies for certain issuers.

timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

MSA’s Equity Trading Department sends equity holdings lists to ISS on a weekly basis and ISS ensures that meeting notices and proxy voting materials are reviewed against the Guidelines for these holdings. Following this review, ISS generates a voting recommendation for MSA. MSA’s Equity Trading Department in turn forwards each portfolio manager a weekly report from ISS which summarizes all upcoming proxy votes and current ISS recommendations for their consideration. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote “against management” or list of votes by country or issue). In addition, portfolio managers have on-line view access to ISS’s database to further review upcoming proxy votes in client accounts.

B.	Voting Determinations

MSA’s portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS’s application of the Guidelines. As such, MSA’s Equity Trading Department is instructed to vote all proxies in accordance with ISS’s recommendations, unless the portfolio manager indicates otherwise. MSA’s portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying Equity Trading of circumstances where the interests of MSA’s clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Head of MSA Equity Investments, who will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting.

In many cases, a security may be held by multiple portfolio managers for different client accounts, or by the same portfolio manager in different client accounts. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients.

MSA reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has informed MSA that their position on a particular issue differs from MSA’s position.

C.	Resolving Conflicts of Interest

From time to time, the interests of MSA, or certain of its personnel charged with making decisions on behalf of MSA’s clients with respect to voting proxies, may conflict with those of MSA’s clients. As a matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Head of MSA Equity Investments or, if the conflict involves the Head of MSA Equity Investments, to the Committee.

Examples of potential conflicts of interest include:

•

Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA’s relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual[2], who also serves as a director of a public company or a member of the company’s management.

[2]	The Northwestern Mutual Life Insurance Company, MSA’s parent company.

•

Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company’s management.

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

D.	Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA may refrain from voting the security due to these inordinate costs. Additionally, many foreign markets restrict trading in a company’s stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as “share blocking.” In countries where share blocking is practiced, MSA will only vote proxies if the portfolio manager determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA’s clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the benefit to the applicable client of voting the proxy outweighs the benefits derived by leaving the securities on loan.

Although the MSA Equity Trading Department and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

Recordkeeping

MSA retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), MSA will consider in voting proxies those factors that may affect the value of its client’s accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

Fixed Income and Non-Voting Securities

To the extent applicable and not otherwise required in this section, these Proxy Voting Policies and Procedures will also be used by MSA for exercising voting rights which may arise upon conversion of, or in connection with certain other situations with respect to, fixed income or other securities which do not ordinarily carry voting rights. These limited circumstances include extraordinary corporate actions, plans of reorganization, or liquidation or similar matters, however the procedural requirements contained in these Proxy Voting Policies and Procedures shall not apply in the case of ordinary course requests for amendments, consent solicitations or directions with respect to the exercise of remedies for fixed income or other traditionally non-voting securities. In both instances however, it is the policy of MSA to cast these votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client’s interests to its own.

Northwestern Mutual’s Treasury & Investment Operations personnel (as service providers to MSA) are responsible for coordinating with the clients’ custodians to ensure that all voting materials received by the custodians relating to the clients’ portfolio from issuers, trustees or other third parties are processed in a timely fashion and delivered to the applicable portfolio managers and MSA’s Chief Compliance Officer, and for maintaining voting records. As is the case with equity securities, MSA’s portfolio managers are responsible for voting decisions on fixed income or other non-equity securities held in the client accounts they manage. However, because no recommendations are generated by ISS, in the limited circumstances described above, the portfolio manager will submit a written recommendation as to how the client securities should be voted and the rationale for such recommendation to the Head of MSA Fixed Income Investments who will review the recommendation to determine whether a conflict of interest exists.3 In addition, the portfolio manager will disclose any contact he or she has had with persons outside of MSA regarding the voting issue. In the event that no conflict of interest exists, the Head of MSA Fixed Income Investments (or the Committee, as the case may be) will permit the portfolio manager to vote the client securities as recommended. A summary of such votes will be reviewed by the Committee at its next regularly scheduled meeting. In the event the portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proposal, the Committee will review the proposal and determine the vote based on the portfolio manager’s voting recommendation (if any) and all relevant facts and circumstances.

EXHIBIT A

MSA Proxy Voting Guidelines

Specific voting guidelines have been established by MSA for voting proxies. The following is a summary of some of the more significant policies. MSA has engaged Institutional Shareholder Services (“ISS”), an unaffiliated proxy voting and research service, to assist in the voting of proxies. ISS makes proxy voting recommendations to MSA based on these Guidelines. A complete copy of the Guidelines is available to clients upon request.

[3]

Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular vote regarding fixed income or other non-voting securities shall immediately disclose that conflict to the Head of MSA Fixed Income Investing or, if the conflict involves the Head of MSA Fixed Income Investing, to the Committee.

US Proxy Voting Guidelines Summary

1.	Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

Tenure of the audit firm

Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price

Length of the rotation period advocated in the proposal

Significant audit-related issues

Number of audit committee meetings held each year

Number of financial experts serving on the committee

2.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

Insiders and affiliated outsiders on boards that are not at least majority independent

Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies

Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.

Open Access (shareholder resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

It is intended for financing purposes with minimal or no dilution to current shareholders

It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:

The plan expressly permits repricing of underwater options without shareholder approval; or

There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on

The company’s most recent three-year burn rate is excessive and is an outlier within its peer group

A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.

Director Compensation

Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:

Stock ownership guidelines (a minimum of three times the annual cash retainer)

Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)

Balanced mix between cash and equity

Non-employee directors should not receive retirement benefits/perquisites

Detailed disclosure of cash and equity compensation for each director

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

Historic trading patterns

Rationale for the repricing

Value-for-value exchange

Option vesting

Term of the option

Exercise price

Participation

Treatment of surrendered options

Qualified Employee Stock Purchase Plans

Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR qualified employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value

Offering period is 27 months or less, and

Potential voting power dilution (VPD) is 10 percent or less.

Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.

Nonqualified Employee Stock Purchase Plans

Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.

Vote FOR nonqualified plans with all the following features:

Broad-based participation

Limits on employee contribution (a fixed dollar amount or a percentage of base salary)

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

•

Advocate the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless the proposal is overly restrictive or the company already substantially uses such awards.

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, with consideration of the risks associated with certain international markets, the utility of such a report to shareholders, and the existence of a publicly available code of corporate conduct that applies to international operations

Global Proxy Voting Guidelines Summary

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;

•	the auditors are being changed without explanation; or

•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	the payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Note FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; and

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or

•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’s guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or

•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

•	the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

•	the company’s structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

ALLIANCEBERNSTEIN L.P.

STATEMENT OF POLICIES AND PROCEDURES FOR

PROXY VOTING

(as of October, 2005)

Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

CORPORATE GOVERNANCE: AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

ELECTIONS OF DIRECTORS: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company’s auditors.

CHANGES IN LEGAL AND CAPITAL STRUCTURE: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

ANTI-TAKEOVER MEASURES: AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

SOCIAL AND CORPORATE RESPONSIBILITY: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

CONFLICTS OF INTEREST

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING SUMMARY

PROXY VOTING GUIDELINES

American Century Investment Management, Inc. (“ACIM”) is responsible for exercising the voting rights associated with the securities purchased and/or held by the American Century Large Company Value Portfolio and the American Century Inflation Protection Portfolio. In exercising its voting obligations, ACIM is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. ACIM attempts to consider all factors of its vote that could affect the value of the investment. The portfolios’ Board of Directors has approved the advisor’s proxy voting guidelines to govern ACIM’s proxy voting activities.

ACIM has determined certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting guidelines specifically address these considerations and establish a framework for ACIM’s consideration of the vote that would be appropriate for the portfolios. In particular, the proxy voting guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors

•	Ratification of Selection of Auditors

•	Equity-Based Compensation Plans

•	Anti-Takeover Proposals

•	Cumulative Voting

•	Staggered Boards

•	“Blank Check” Preferred Stock

•	Elimination of Preemptive Rights

•	Non-targeted Share Repurchase

•	Increase in Authorized Common Stock

•	“Supermajority” Voting Provisions or Super Voting Share Classes

•	“Fair Price” Amendments

•	Limiting the Right to Call Special Shareholder Meetings

•	Poison Pills or Shareholder Rights Plans

•	Golden Parachutes

•	Reincorporation

•	Confidential Voting

•	Opting In or Out of State Takeover Laws

•	Shareholder Proposals Involving Social, Moral or Ethical Matters

•	Anti-Greenmail Proposals

•	Changes to Indemnification Provisions

•	Non-Stock Incentive Plans

•	Director Tenure

•	Directors’ Stock Options Plans

•	Director Share Ownership

Finally, the proxy voting guidelines establish procedures for voting of proxies in cases in which ACIM may have a potential conflict of interest. Companies with which ACIM has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which ACIM votes on matters for the portfolios. To ensure that such a conflict of interest does not affect proxy votes cast for the portfolios, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the portfolios.

A copy of the ACIM’s proxy voting guidelines and information regarding how ACIM voted proxies relating to portfolio securities are available on the About Us page at www.americancentury.com. ACIM’s proxy voting record also is available on the SEC’s website at www.sec.gov.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value.

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst’s recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•

Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•

Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•

Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. , When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC’s Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date: This policy is effective as of March 24, 2006.

JANUS CAPITAL MANAGEMENT LLC

Proxy Voting Guidelines - February 2006

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Institutional Shareholder Services (“ISS”); or 3) the recommendations of ISS under their Proxy Voter Services program.

Janus has retained the services of ISS (the “Proxy Voting Service”), an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy

Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors and oppose slates of director candidates that do not have a majority independent director.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service); or

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority of independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (more than 50% of total fees); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for repricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options; and/or

•	create an inconsistent relationship between long term share performance and compensation increases.

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the repricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22.	Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

23.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

24.	Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

26.	Janus will generally oppose proposals for different classes of stock with different voting rights.

27.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

28.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

29.	Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

30.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

32.	Janus will evaluate plans of reorganization on a case-by-case basis.*

33.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34.	Janus will generally vote in favor of proposals regarding changes in company name.

35.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

38.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39.	Janus will generally vote in favor of proposals to adopt cumulative voting.

40.	Janus will generally vote in favor of proposals to require that voting be confidential.

41.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

42.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43.	Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

Proxy Voting Procedures - February 2006

The following represents the procedures for Janus Capital Management LLC (“Janus”) with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy. Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines; 2) the recommendations of Institutional Shareholder Services; or 3) the recommendations of Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee. The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers4 for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Janus Proxy Voting Guidelines (the “Guidelines”). While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, they are required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures. The Proxy Administrator in the Investment Accounting Group works with the proxy voting service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service. Janus has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio

[4]	All references to portfolio managers include assistant portfolio managers.

securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio mangers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with the Guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

Procedures for Proxy Issues Outside the Guidelines. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who holds the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”. Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

Conflicts of Interest. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Janus Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004, March 15, 2005, March 1, 2006 and March 1, 2007

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS periodically reviews matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.	ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by

MFS or its affiliate MFS Retirement Services, Inc. (“RSI”), and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, institutional business units and RSI. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.5 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were

[5]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES & PROCEDURES

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rules 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of the Portfolios, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Portfolios and their shareholders. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and the Portfolios. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of the Portfolios. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the Funds’ best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the Board; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting to the Board that the Portfolios engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Information about how a Portfolio voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling PIMCO at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

Copies of the written Proxy Policy and the factors that PIMCO may consider in determining how to vote proxies for the Policies are available by calling PIMCO at 1-866-746-2606 and on the SEC’s website at http://www.sec.gov.

TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s manager in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. The manager votes proxies solely in the interests of [the][each] Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund’s board of [directors][trustees]; defer to the voting recommendation of the Fund’s board of [directors][trustees], ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with its shareholders’ long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE INTERNATIONAL, INC

T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD

T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

2007 PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company’s management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Investment Services Group. The Investment Services Group (“Investment Services Group”) is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Investment Services Group will assign a Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors – T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company’s management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company’s business and operations which have not been adequately addressed by management:

•	Corporate environmental practices;

•	Employment practices and employment opportunity;

•	Military, nuclear power and related energy issues;

•	Tobacco, alcohol, infant formula and safety in advertising practices;

•	Economic conversion and diversification;

•	International labor practices and operating policies;

•	Genetically-modified foods; and

•	Animal rights.

T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:

•	Political contributions/activities;

•	Climate change and global warning; and

•	Board diversity and sexual orientation employment policies.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS’ general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management – Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management’s view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking - Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.

Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS’s Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders’ meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company’s domicile.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC’s EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

APPENDIX G – Portfolio Holdings Disclosure Recipients

Service Providers

•	The Northwestern Mutual Life Insurance Company in its capacity as service provider to the Fund and Mason Street Advisors, LLC

•	Mason Street Advisors, LLC in its capacity as investment adviser, and each of the sub-advisers, for the Fund

•	The Fund’s directors and legal counsel to the independent directors

•	JPMorgan Chase Bank, N.A., Mellon Bank, N.A. and Brown Brothers Harriman & Co. in their capacity as custodians, and depositories utilized by the foregoing

•	Pricewaterhouse Coopers LLP in its capacity as independent auditors for the Fund

•	Institutional Shareholder Services, Inc. in its capacity as proxy service provider for Mason Street Advisors, LLC

•	Epstein & Associates, Inc. (StarCompliance) in its capacity as provider of Code of Ethics compliance services

•	FT Interactive Data Corporation and its subsidiaries, Bloomberg L.P. and TradeWeb Group LLC in their capacity as provider of pricing services

•	Brown Brothers Harriman & Co. in its capacity as international fund accountant

•	Financial writers utilized to assist in the preparation of fund advertising and reporting materials

•	Financial printers used to print advertising and regulatory materials

Investment Professionals

ABG Sundal Collier	Kaufman Bros
AG Edwards	KBC Financial Products
Auerbach Grayson	Keefe Bruyette & Woods
Amherst Securities Group	Kepler Securities
Arbor Research	Lazard
Banc of America Securities LLC	Legg Mason Wood Walker
Bears Stearns & Co., Inc.	Lehman Brothers
BMO Nesbitt Burns	MacQuarie Securities USA, Inc.
BTIG, LLC	Merrill Lynch & Co., Inc.
CA-IB Securites	Mesirow Financial
Cantor Fitzgerald	Mizuho Securities USA, Inc.
Carnegie Inc.	Morgan Stanley & Co., Incorporated
Cazenove, Inc	Nesbitt Burns
Cheuvreux Securities	National Bank of Canada
CIBC World Markets	Nordic Partners
Citigroup Global Markets, Inc.	Off the Record Research (OTA)
CLSA	Oddo Securities
Countrywide Securities Corp.	Raymond James & Associates Inc.
Credit Suisse First Boston, LLC	R. Seelaus & Company
Daiwa Securities America Inc.	RBC Securities

Deutsche Bank Securities Inc.	Redburn Partners LLP
Dresdner Kleinwort Benson	Robert W. Baird & Company Inc.
E-Trade	Robinson Humphrey
Enskilda Securities	Sanford C. Bernstein Co., LLC
ESN North America Inc.	Santander Securities
Exane, Inc.	SG Americas Securities
First Analysis Group	Simmons
Fortis Securities	Stephens Inc.
FTN Financial Securities Corp.	Stifel, Nicolaus & Company, Inc.
Goldman Sachs	SunTrust Robinson Humphrey
HSBC Securities (USA) Inc.	Swedbank Humphrey
HVB Capital Markets – CAIB Securities	Thomas Weisel Securities
Intermonte Securities	UBS Warburg
Ixis Securities	William Blair & Company
Janco Partners	Williams Capital Group
Jefferies	WR Hambrecht
J.P. Morgan

Lending Parties

Banc of America Securities LLC

Bear Stearns & Co., Inc.

Citigroup Global Markets, Inc.

Credit Suisse First Boston, LLC

Goldman Sachs

Lehman Brothers

Merrill Lynch & Co., Inc.

Morgan Stanley & Co., Incorporated

Southwest Securities, Inc.